UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

(303) 623-2577

(Registrant’s telephone number, including area code)

Patrick Rogers, Secretary

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021 – September 30, 2022

Item 1. Reports to Stockholders.

(a)

Beacon Funds

- Beacon Accelerated Return Strategy Fund
- Beacon Planned Return Strategy Fund

Annual Report
September 30, 2022

Shareholder Letter	2
Portfolio Update
Beacon Accelerated Return Strategy Fund	5
Beacon Planned Return Strategy Fund	7
Disclosure of Fund Expenses	9
Portfolios of Investments
Beacon Accelerated Return Strategy Fund	11
Beacon Planned Return Strategy Fund	14
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets
Beacon Accelerated Return Strategy Fund	20
Beacon Planned Return Strategy Fund	21
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	39
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	40
Additional Information	43
Liquidity Risk Management Program	44
Privacy Policy	45
Trustees and Officers	48

Beacon Funds Trust	Shareholder Letter

September 30, 2022 (Unaudited)

The Fed’s increasingly hawkish posture and actions resulted in continued losses for the stock market over the third quarter and past year. Specifically, the S&P 500 fell 4.9% in Q3 and 15.1% over the prior 12 months for the period ending on September 30th. The main culprit, of course, was continued high levels of inflation, in parallel to the aforementioned Fed policy. Although inflation may have peaked in August with the Consumer Price Index (CPI) reading of 9.1%, its most recent value of 8.2% is uncomfortably high and has forced the Fed’s hand into its current tightening mode. The well-known financial expression, “Don’t fight the Fed,” is ringing true in spades this year, as evidenced by the steep stock market losses.

The sharp rise in U.S. interest rates versus many others set by central banks around the world, has helped result in a surging U.S. Dollar. An exceptionally strong dollar hurts the profitability of multinational companies as their customers are less able to afford U.S. produced goods and services. Specifically, bellwethers FedEx, Nike, and Microsoft have alluded to the deleterious effects of a strong dollar on their profits. In addition, many emerging market borrowers issue debt tied to U.S. interest rates, negatively impacting their cost of capital and ability to fund ongoing or new projects. The continuing war between Russia-Ukraine and frosty relations between the U.S. and China over Taiwan and China’s purchase of Russian oil added to the geopolitical risks over the quarter.

Planned Return Strategy Fund — Performance and Benchmark Comparison

The Planned Return Strategy Fund ("PRS") performed roughly in line with its benchmark, the CBOE S&P 500 Buy/Write Index, on both a nominal and risk adjusted return basis over the past year.

PRS Fund Components of Performance

The returns sought to be generated by PRS Fund are derived from three distinct return elements, i.e., returns from Directional/Enhanced market movements, returns from Income (or option premium) and returns from the Hedge that creates constant “downside protection”. Each return driver plays a crucial and sometimes complementary role in the overall performance of the strategy, as further described in greater detail below.

Directional/Enhanced

The Directional/Enhanced return component reflects the fact that the performance of the S&P 500 is usually the main return driver of PRS Fund returns. Market exposure in the PRS Fund is generated by owning a deep-in-the-money call option. The return enhancement is created through the ownership of a long at-the-money call option. The Directional/Enhanced component detracted from returns over the past 12 months due to the sharp decrease in the S&P 500.

Income

The Income (or option premium) component represents cash flows received from selling out-of-the-money call and put options. This income serves two purposes by enhancing returns during periods of modest market movements and providing additional protection during declining markets. The income component added to value over the quarter since the out of the money call option sales gained more than the losses from selling put options.

Hedge

The Hedge component is always present and provides the PRS Fund with its “downside protection” whenever it may be needed. This permanent “downside protection” is achieved by purchasing an at-the-money put option that rises in value as the market falls. The hedge component significantly added to value during the third quarter due to the drop in the S&P 500.

2	www.beacontrust.com

Beacon Funds Trust	Shareholder Letter

September 30, 2022 (Unaudited)

Accelerated Return Strategy Fund — Performance and Benchmark Comparison

The Accelerated Return Strategy Fund ("ARS") outperformed its benchmark, the CBOE S&P 500 Buy/Write Index, over the quarter, but has lagged for the trailing year.

ARS Fund Components of Performance

The returns sought to be generated by ARS Fund are derived from two distinct return elements, i.e. returns from Directional/Enhanced market movements and returns from Income (or option premium). Each return driver plays a crucial, and sometimes complementary role in the overall performance of the strategy.

Directional/Enhanced

The Directional/Enhanced return component reflects the fact that the performance of the S&P 500 is the main return driver of ARS Fund. Market exposure in the ARS Fund is generated by owning a deep in the money call option. The return enhancement is created through the ownership of a long at-the-money call option. The directional detracted from value over the past year due to the sharp fall in the S&P 500.

Income

The Income (or option premium) component represents cash flows received from selling out-of-the-money call options. This Income component serves two purposes by enhancing returns during periods of modest market movements and providing additional protection during declining markets. The income component added value over the third quarter and past year since the strategy received option premiums and the options expired out of the money due to the outsized fall in the S&P 500.

Market Outlook, Risks, and Conclusion

We expect continued volatility throughout earnings season, but looking ahead the odds are skewed towards positive returns for long-term investors. The key factors shaping our outlook are Fed policy and the path of economic growth. We expect the Fed to raise short-term rates to a level of 4.50% to 4.75% by the end of the calendar year and then pause as it assesses its policy impact on inflation. The combination of higher interest rates, sticky inflation, an excessively strong U.S. Dollar, and decelerating economic growth result in a high probability of the economy entering a recession within months. Since World War II, the average recession in America has lasted between 8 to 10 months. Financial markets are forward looking and often increase before the end of the recession and/or when the Fed has finished its rate hike cycle. In combination with strong historical performance following midyear elections and prior bear markets we are optimistic on equity returns for 2023.

There are always risks to the financial markets, but the current period is unusually volatile as represented by the heightened levels of the CBOE Volatility Index (VIX). Of course, we must start with the ongoing war between Russia and Ukraine. Although we hope for a speedy and peaceful resolution, the “annexation” of portions of eastern Ukraine by Russia after sham elections has increased the tensions. As Ukraine has regained some of the annexed regions, there remains a low, but nontrivial, possibility, that a cornered Russia will use a tactical nuclear weapon, dramatically escalating the conflict.

We mentioned the Fed policies of raising interest rates and shrinking the money supply as significantly increasing the odds of a recession, delaying any sustainable stock market rally until there is light at the end of the (economic) tunnel. China is still grappling with the fallout from COVID-19 and its crumbling real estate market, exemplified by the ongoing problems faced by Evergrande Group. Given China’s status as the second largest economy in the world, and its importance to many leading multinationals such as Apple, Starbucks, and Tesla, it must recover in order for the global economy to be hitting on all cylinders. Outside of Russia, Ukraine, and China, geopolitical risks remain elevated with North Korea resuming its unprovoked missile launches over Japan, OPEC+ significantly cutting oil production, and ongoing protests in Iran and other countries.

Annual Report | September 30, 2022	3

Beacon Funds Trust	Shareholder Letter

September 30, 2022 (Unaudited)

Beacon Funds Portfolio Management Team

4	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2022)

	6 Month	1 Year	3 Year	Since Inception*
Beacon Accelerated Return Strategy Fund – Institutional Class	-21.52%	-18.13%	1.98%	4.86%
CBOE S&P 500 BuyWrite Index	-17.68%	-11.21%	0.48%	1.93%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

Annual Report | September 30, 2022	5

Beacon Accelerated Return Strategy Fund	Portfolio Update

September 30, 2022 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 28, 2022 Prospectus), are 1.22% and 1.22%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Holdings

Option Contract	Expiration Date	Strike Price	% of Net Assets*
S&P 500® Mini Index	10/14/22	$0.01	10.16%
S&P 500® Mini Index	1/13/23	$0.01	8.96%
S&P 500® Mini Index	11/14/22	$0.01	8.07%
S&P 500® Mini Index	3/14/23	$0.01	8.03%
S&P 500® Mini Index	4/14/23	$0.01	8.02%
S&P 500® Mini Index	6/14/23	$0.01	8.00%
S&P 500® Mini Index	7/14/23	$0.01	8.00%
S&P 500® Mini Index	8/14/23	$0.01	7.99%
S&P 500® Mini Index	2/14/23	$0.01	7.82%
S&P 500® Mini Index	5/12/23	$0.01	7.79%
Top Ten Holdings			82.84%

Asset Allocation	% of Net Assets*
Purchased Option Contracts	97.67%
Written Option Contracts	-1.60%
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities	3.93%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2022)

	6 Month	1 Year	3 Year	Since Inception*
Beacon Planned Return Strategy Fund – Institutional Class	-13.58%	-10.41%	2.32%	4.06%
CBOE S&P 500 BuyWrite Index	-17.68%	-11.21%	0.48%	1.93%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) "writing" (or selling) the near-term S&P 500 Index (SPXSM) "covered" call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

Annual Report | September 30, 2022	7

Beacon Planned Return Strategy Fund	Portfolio Update

September 30, 2022 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 28, 2022 Prospectus), 1.19% and 1.19%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Holdings

Option Contract	Expiration Date	Strike Price	% of Net Assets*
S&P 500® Mini Index	10/14/22	$58.25	7.84%
S&P 500® Mini Index	11/14/22	$61.18	7.47%
S&P 500® Mini Index	12/14/22	$62.50	6.99%
S&P 500® Mini Index	9/14/23	$51.50	5.56%
S&P 500® Mini Index	7/14/23	$49.95	5.25%
S&P 500® Mini Index	8/14/23	$55.68	4.86%
S&P 500® Mini Index	3/14/23	$54.78	4.84%
S&P 500® Mini Index	6/14/23	$49.17	4.66%
S&P 500® Mini Index	4/14/23	$57.32	4.50%
S&P 500® Mini Index	5/12/23	$52.30	4.37%
Top Ten Holdings			56.34%

Asset Allocation	% of Net Assets*
Purchased Option Contracts	113.09%
Written Option Contracts	-14.55%
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities	1.46%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	www.beacontrust.com

Beacon Funds Trust	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

Example. As a shareholder of the Beacon Accelerated Return Strategy Fund or Beacon Planned Return Strategy Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2022 and held through September 30, 2022

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2022 - September 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2022	9

Beacon Funds Trust	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expense Ratio(a)	Expenses Paid During Period April 1, 2022 - September 30, 2022(b)
Beacon Accelerated Return
Strategy Fund Institutional Class
Actual	$1,000.00	$784.80	1.25%	$5.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	1.25%	$6.33
Beacon Planned Return
Strategy Fund Institutional Class
Actual	$1,000.00	$864.20	1.19%	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	1.19%	$6.02

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

10	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2022

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (97.67%)
Call Option Contracts (97.67%)
S&P 500® Mini Index:
Goldman Sachs	10/14/2022	$0.01	220	$7,888,320	$7,884,735
Goldman Sachs	10/14/2022	446.52	100	3,585,600	27
Goldman Sachs	10/14/2022	468.00	120	4,302,720	13
Goldman Sachs	11/14/2022	0.01	175	6,274,800	6,262,844
Goldman Sachs	11/14/2022	460.12	65	2,330,640	259
Goldman Sachs	11/14/2022	468.00	110	3,944,160	335
Goldman Sachs	12/14/2022	0.01	150	5,378,400	5,358,548
Goldman Sachs	12/14/2022	444.53	150	5,378,400	3,811
Goldman Sachs	01/13/2023	0.01	195	6,991,920	6,954,909
Goldman Sachs	01/13/2023	422.93	195	6,991,920	53,577
Goldman Sachs	02/14/2023	0.01	170	6,095,520	6,071,132
Goldman Sachs	02/14/2023	422.93	40	1,434,240	6,348
Goldman Sachs	02/14/2023	437.38	130	4,661,280	18,654
Goldman Sachs	03/14/2023	0.01	175	6,274,800	6,230,594
Goldman Sachs	03/14/2023	400.64	175	6,274,800	156,168
Goldman Sachs	04/14/2023	0.01	175	6,274,800	6,225,631
Goldman Sachs	04/14/2023	376.90	150	5,378,400	306,626
Goldman Sachs	04/14/2023	400.64	25	896,400	27,826
Goldman Sachs	05/12/2023	0.01	170	6,095,520	6,042,388
Goldman Sachs	05/12/2023	376.90	170	6,095,520	383,963
Goldman Sachs	06/14/2023	0.01	175	6,274,800	6,210,389
Goldman Sachs	06/14/2023	385.34	175	6,274,800	366,783
Goldman Sachs	07/14/2023	0.01	175	6,274,800	6,205,148
Goldman Sachs	07/14/2023	385.34	35	1,254,960	80,937
Goldman Sachs	07/14/2023	429.08	140	5,019,840	114,521
Goldman Sachs	08/14/2023	0.01	175	6,274,800	6,197,383
Goldman Sachs	08/14/2023	393.30	110	3,944,160	235,435
Goldman Sachs	08/14/2023	429.08	65	2,330,640	61,290
Goldman Sachs	09/14/2023	0.01	115	4,123,440	4,067,575
Goldman Sachs	09/14/2023	393.30	115	4,123,440	264,991
				148,443,840	75,792,840
TOTAL PURCHASED OPTION CONTRACTS
(Cost $92,649,949)				$148,443,840	$75,792,840

See Notes to Financial Statements.

Annual Report | September 30, 2022	11

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2022

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.86%)
Money Market Funds
Goldman Sachs Financial Square Funds - Treasury Instruments Fund(a)	3.030%	2,490,445	$2,490,445
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	2.856%	503,658	503,658
			2,994,103
TOTAL SHORT TERM INVESTMENTS
(Cost $2,994,103)			2,994,103

TOTAL INVESTMENTS (101.53%)
(Cost $95,644,052)			$78,786,943

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.53%)			(1,185,186)

NET ASSETS (100.00%)			$77,601,757

(a)	All or a portion is held as collateral at broker for written options.

See Notes to Financial Statements.

12	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2022

WRITTEN OPTION CONTRACTS (1.60%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (1.60%)
S&P 500® Mini Index
Goldman Sachs	10/14/22	$482.78	(200)	$246,192	$(7,171,200)	$(12)
Goldman Sachs	10/14/22	503.71	(240)	297,115	(8,605,440)	(7)
Goldman Sachs	11/14/22	495.78	(130)	178,095	(4,661,280)	(177)
Goldman Sachs	11/14/22	506.14	(220)	284,235	(7,888,320)	(231)
Goldman Sachs	12/14/22	480.85	(300)	431,385	(10,756,800)	(1,618)
Goldman Sachs	01/13/23	462.35	(390)	623,785	(13,983,840)	(17,334)
Goldman Sachs	02/14/23	464.67	(80)	133,796	(2,868,480)	(3,211)
Goldman Sachs	02/14/23	474.99	(260)	402,207	(9,322,560)	(6,877)
Goldman Sachs	03/14/23	441.79	(350)	540,383	(12,549,600)	(62,110)
Goldman Sachs	04/14/23	418.92	(300)	450,285	(10,756,800)	(183,019)
Goldman Sachs	04/14/23	444.19	(50)	81,198	(1,792,800)	(12,351)
Goldman Sachs	05/12/23	421.00	(340)	531,403	(12,191,040)	(237,774)
Goldman Sachs	06/14/23	428.31	(350)	570,483	(12,549,600)	(239,956)
Goldman Sachs	07/14/23	431.70	(70)	117,877	(2,509,920)	(53,172)
Goldman Sachs	07/14/23	473.06	(280)	450,226	(10,039,680)	(56,494)
Goldman Sachs	08/14/23	439.32	(220)	369,589	(7,888,320)	(155,837)
Goldman Sachs	08/14/23	475.64	(130)	218,914	(4,661,280)	(29,368)
Goldman Sachs	09/14/23	442.07	(230)	402,029	(8,246,880)	(179,189)

TOTAL WRITTEN OPTION CONTRACTS				$6,329,197	$(148,443,840)	$(1,238,737)

See Notes to Financial Statements.

Annual Report | September 30, 2022	13

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2022

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (113.09%)
Call Option Contracts (91.88%)
S&P 500® Mini Index:
Goldman Sachs	10/14/2022	$58.25	800	$28,684,800	$24,018,018
Goldman Sachs	10/14/2022	446.70	800	28,684,800	216
Goldman Sachs	11/14/2022	61.18	770	27,609,120	22,864,860
Goldman Sachs	11/14/2022	468.20	770	27,609,120	2,329
Goldman Sachs	12/14/2022	62.50	725	25,995,600	21,401,105
Goldman Sachs	12/14/2022	479.25	725	25,995,600	4,148
Goldman Sachs	01/13/2023	58.25	300	10,756,800	8,984,733
Goldman Sachs	01/13/2023	60.00	285	10,218,960	8,486,140
Goldman Sachs	01/13/2023	62.50	175	6,274,800	5,167,493
Goldman Sachs	01/13/2023	444.53	300	10,756,800	15,596
Goldman Sachs	01/13/2023	457.63	285	10,218,960	7,873
Goldman Sachs	01/13/2023	479.25	175	6,274,800	1,916
Goldman Sachs	02/14/2023	54.78	380	13,625,280	11,501,250
Goldman Sachs	02/14/2023	58.25	400	14,342,400	11,969,738
Goldman Sachs	02/14/2023	423.00	380	13,625,280	104,078
Goldman Sachs	02/14/2023	444.53	400	14,342,400	40,264
Goldman Sachs	03/14/2023	54.78	490	17,569,440	14,808,754
Goldman Sachs	03/14/2023	57.32	290	10,398,240	8,692,190
Goldman Sachs	03/14/2023	423.00	490	17,569,440	189,683
Goldman Sachs	03/14/2023	438.58	290	10,398,240	59,192
Goldman Sachs	04/14/2023	52.30	320	11,473,920	9,746,642
Goldman Sachs	04/14/2023	57.32	460	16,493,760	13,784,849
Goldman Sachs	04/14/2023	401.19	320	11,473,920	350,475
Goldman Sachs	04/14/2023	438.58	460	16,493,760	141,111
Goldman Sachs	05/12/2023	49.17	340	12,191,040	10,454,088
Goldman Sachs	05/12/2023	52.30	440	15,776,640	13,390,720
Goldman Sachs	05/12/2023	377.02	340	12,191,040	765,937
Goldman Sachs	05/12/2023	401.19	440	15,776,640	558,505
Goldman Sachs	06/14/2023	49.17	465	16,673,040	14,280,877
Goldman Sachs	06/14/2023	49.95	315	11,294,640	9,650,319
Goldman Sachs	06/14/2023	377.02	465	16,673,040	1,153,413
Goldman Sachs	06/14/2023	385.66	315	11,294,640	655,720
Goldman Sachs	07/14/2023	49.95	525	18,824,400	16,078,110
Goldman Sachs	07/14/2023	55.68	255	9,143,280	7,667,997
Goldman Sachs	07/14/2023	385.66	525	18,824,400	1,206,443
Goldman Sachs	07/14/2023	429.55	255	9,143,280	205,859
Goldman Sachs	08/14/2023	51.50	285	10,218,960	8,678,150
Goldman Sachs	08/14/2023	55.68	495	17,748,720	14,872,217
Goldman Sachs	08/14/2023	392.10	285	10,218,960	624,553
Goldman Sachs	08/14/2023	429.55	495	17,748,720	460,974
Goldman Sachs	09/14/2023	51.50	560	20,079,360	17,036,556
Goldman Sachs	09/14/2023	392.10	560	20,079,360	1,319,672
				650,786,400	281,402,763

See Notes to Financial Statements.

14	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2022

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (113.09%) (continued)
Put Option Contracts (21.21%)
S&P 500® Mini Index:
Goldman Sachs	10/14/2022	$446.70	800	$28,684,800	$7,021,794
Goldman Sachs	11/14/2022	468.20	770	27,609,120	8,355,349
Goldman Sachs	12/14/2022	479.25	725	25,995,600	8,604,151
Goldman Sachs	01/13/2023	444.53	300	10,756,800	2,498,744
Goldman Sachs	01/13/2023	457.63	285	10,218,960	2,736,331
Goldman Sachs	01/13/2023	479.25	175	6,274,800	2,051,700
Goldman Sachs	02/14/2023	423.00	380	13,625,280	2,397,841
Goldman Sachs	02/14/2023	444.53	400	14,342,400	3,303,805
Goldman Sachs	03/14/2023	423.00	490	17,569,440	3,108,992
Goldman Sachs	03/14/2023	438.58	290	10,398,240	2,229,380
Goldman Sachs	04/14/2023	401.19	320	11,473,920	1,528,765
Goldman Sachs	04/14/2023	438.58	460	16,493,760	3,517,939
Goldman Sachs	05/12/2023	377.02	340	12,191,040	1,187,038
Goldman Sachs	05/12/2023	401.19	440	15,776,640	2,139,338
Goldman Sachs	06/14/2023	377.02	465	16,673,040	1,686,136
Goldman Sachs	06/14/2023	385.66	315	11,294,640	1,279,735
Goldman Sachs	07/14/2023	385.66	525	18,824,400	2,185,358
Goldman Sachs	07/14/2023	429.55	255	9,143,280	1,764,471
Goldman Sachs	08/14/2023	392.10	285	10,218,960	1,309,531
Goldman Sachs	08/14/2023	429.55	495	17,748,720	3,437,474
Goldman Sachs	09/14/2023	392.10	560	20,079,360	2,612,402
				325,393,200	64,956,274
TOTAL PURCHASED OPTION CONTRACTS
(Cost $398,933,775)				$976,179,600	$346,359,037

			Value
	7 Day Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (1.59%)
Money Market Funds
Goldman Sachs Financial Square Funds - Treasury Instruments Fund(a)	3.030%	2,926,348	$2,926,348
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	2.856%	1,948,501	1,948,501
			4,874,849
TOTAL SHORT TERM INVESTMENTS
(Cost $4,874,849)			4,874,849

TOTAL INVESTMENTS (114.68%)
(Cost $403,808,624)			$351,233,886

LIABILITIES IN EXCESS OF OTHER ASSETS (-14.68%)			(44,956,150)

See Notes to Financial Statements.

Annual Report | September 30, 2022	15

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2022

NET ASSETS (100.00%)	$306,277,736

(a)	All or a portion is held as collateral at broker for written options.

WRITTEN OPTION CONTRACTS (14.55%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (12.48%)
S&P 500® Mini Index
Goldman Sachs	10/14/22	$402.03	(800)	$1,708,766	$(28,684,800)	$(3,458,819)
Goldman Sachs	11/14/22	421.38	(770)	1,712,465	(27,609,120)	(4,782,330)
Goldman Sachs	12/14/22	431.33	(725)	1,637,745	(25,995,600)	(5,187,051)
Goldman Sachs	01/13/23	400.08	(300)	628,185	(10,756,800)	(1,310,699)
Goldman Sachs	01/13/23	411.87	(285)	700,233	(10,218,960)	(1,517,420)
Goldman Sachs	01/13/23	431.33	(175)	441,168	(6,274,800)	(1,237,823)
Goldman Sachs	02/14/23	380.70	(380)	894,881	(13,625,280)	(1,233,186)
Goldman Sachs	02/14/23	400.08	(400)	881,580	(14,342,400)	(1,796,002)
Goldman Sachs	03/14/23	380.70	(490)	1,209,786	(17,569,440)	(1,672,077)
Goldman Sachs	03/14/23	394.72	(290)	617,686	(10,398,240)	(1,233,604)
Goldman Sachs	04/14/23	361.07	(320)	671,664	(11,473,920)	(848,986)
Goldman Sachs	04/14/23	394.72	(460)	1,014,277	(16,493,760)	(2,008,294)
Goldman Sachs	05/12/23	339.32	(340)	676,583	(12,191,040)	(677,707)
Goldman Sachs	05/12/23	361.07	(440)	967,538	(15,776,640)	(1,228,940)
Goldman Sachs	06/14/23	339.32	(465)	965,317	(16,673,040)	(997,302)
Goldman Sachs	06/14/23	347.09	(315)	620,220	(11,294,640)	(757,470)
Goldman Sachs	07/14/23	347.09	(525)	1,087,249	(18,824,400)	(1,330,009)
Goldman Sachs	07/14/23	386.60	(255)	478,367	(9,143,280)	(1,073,873)
Goldman Sachs	07/14/23	414.20	(1,050)	2,548,299	(37,648,800)	(1,275,132)
Goldman Sachs	08/14/23	352.89	(285)	542,626	(10,218,960)	(808,958)
Goldman Sachs	08/14/23	386.60	(495)	977,601	(17,748,720)	(2,133,697)
Goldman Sachs	09/14/23	352.89	(560)	1,124,452	(20,079,360)	(1,645,337)
				22,106,688	(363,042,000)	(38,214,716)
Call Option Contracts -(2.07%)
S&P 500® Mini Index
Goldman Sachs	10/14/22	467.02	(1,600)	3,113,532	(57,369,600)	(179)
Goldman Sachs	11/14/22	489.64	(1,540)	3,150,807	(55,218,240)	(2,475)
Goldman Sachs	12/14/22	500.72	(1,450)	3,169,639	(51,991,200)	(3,968)
Goldman Sachs	01/13/23	467.20	(600)	1,387,171	(21,513,600)	(10,804)
Goldman Sachs	01/13/23	481.70	(570)	1,280,766	(20,437,920)	(5,673)
Goldman Sachs	01/13/23	502.49	(350)	788,186	(12,549,600)	(1,667)
Goldman Sachs	02/14/23	448.59	(760)	1,897,683	(27,250,560)	(63,264)
Goldman Sachs	02/14/23	469.07	(800)	1,919,161	(28,684,800)	(26,572)
Goldman Sachs	03/14/23	450.58	(980)	2,653,792	(35,138,880)	(116,022)
Goldman Sachs	03/14/23	463.10	(580)	1,386,171	(20,796,480)	(40,111)

See Notes to Financial Statements.

16	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2022

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
WRITTEN OPTION CONTRACTS (14.55%) (continued)
Call Option Contracts- (2.07%) (continued)
S&P 500® Mini Index:
Goldman Sachs	04/14/23	$427.67	(640)	$1,530,209	$(22,947,840)	$(294,274)
Goldman Sachs	04/14/23	465.25	(920)	2,351,475	(32,987,520)	(97,793)
Goldman Sachs	05/12/23	404.54	(680)	1,593,207	(24,382,080)	(776,804)
Goldman Sachs	05/12/23	429.47	(880)	2,160,357	(31,553,280)	(476,773)
Goldman Sachs	06/14/23	406.62	(930)	2,250,554	(33,346,080)	(1,174,054)
Goldman Sachs	06/14/23	412.66	(630)	1,479,209	(22,589,280)	(680,614)
Goldman Sachs	07/14/23	457.13	(510)	1,212,245	(18,286,560)	(176,737)
Goldman Sachs	08/14/23	421.39	(570)	1,384,502	(20,437,920)	(652,227)
Goldman Sachs	08/14/23	459.27	(990)	2,448,221	(35,497,440)	(384,504)
Goldman Sachs	09/14/23	423.86	(1,120)	2,815,625	(40,158,720)	(1,360,619)
				39,972,512	(613,137,600)	(6,345,134)

TOTAL WRITTEN OPTION CONTRACTS				$62,079,200	$(976,179,600)	$(44,559,850)

See Notes to Financial Statements.

Annual Report | September 30, 2022	17

Beacon Funds Trust	Statements of Assets and Liabilities

September 30, 2022

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND

ASSETS:
Investments, at value (Cost $95,644,052 and $403,808,624)	$78,786,943	$351,233,886
Receivable for shares sold	175,232	12,750
Dividends and interest receivable	197	341
Other assets	15,889	19,395
Total Assets	78,978,261	351,266,372

LIABILITIES:
Written options, at value (premiums received $6,329,197 and $62,079,200)	1,238,737	44,559,850
Payable for administration and transfer agent fees	33,428	78,881
Payable to adviser	68,586	267,257
Payable for shareholder service fees	4,351	22,154
Payable for printing fees	1,069	2,129
Payable for professional fees	20,043	26,344
Payable for trustees' fees and expenses	6,298	21,840
Payable to Chief Compliance Officer fees	603	2,301
Accrued expenses and other liabilities	3,389	7,880
Total Liabilities	1,376,504	44,988,636
NET ASSETS	$77,601,757	$306,277,736

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$98,778,320	$350,798,011
Total accumulated losses	(21,176,563)	(44,520,275)
NET ASSETS	$77,601,757	$306,277,736

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$7.66	$8.72
Net Assets	$77,601,757	$306,277,736
Shares of beneficial interest outstanding	10,130,320	35,124,298

See Notes to Financial Statements.

18	www.beacontrust.com

Beacon Funds Trust	Statements of Operations

For the Year Ended September 30, 2022

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
INVESTMENT INCOME:
Dividends	$18,863	$32,185
Total Investment Income	18,863	32,185

EXPENSES:
Investment advisory fees (Note 7)	992,190	3,481,404
Administration fees	92,691	295,569
Shareholder service fees
Institutional Class	31,458	135,571
Custody fees	5,439	6,079
Legal fees	3,668	15,005
Audit and tax fees	16,650	16,650
Transfer agent fees	31,096	67,648
Trustees' fees and expenses	9,447	31,434
Registration and filing fees	23,156	26,305
Printing fees	1,434	3,548
Chief Compliance Officer fees	7,397	26,183
Insurance fees	3,042	10,561
Other expenses	4,628	9,457
Total Expenses	1,222,296	4,125,414
NET INVESTMENT LOSS	(1,203,433)	(4,093,229)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:
Investments	6,021,632	21,785,517
Written options contracts	(2,979,415)	(1,208,966)
Net realized gain	3,042,217	20,576,551
Change in unrealized appreciation/(depreciation) on:
Investments	(25,518,827)	(85,566,352)
Written options contracts	7,707,353	33,425,753
Net change	(17,811,474)	(52,140,599)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND WRITTEN OPTIONS	(14,769,257)	(31,564,048)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,972,690)	$(35,657,277)

See Notes to Financial Statements.

Annual Report | September 30, 2022	19

Beacon Accelerated
Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS:
Net investment loss	$(1,203,433)	$(1,443,835)
Net realized gain on investments and written options	3,042,217	22,589,247
Net change in unrealized depreciation on investments and written options	(17,811,474)	(2,211,029)
Net increase/(decrease) in net assets resulting from operations	(15,972,690)	18,934,383

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(24,138,256)	(9,098,504)
From return of capital
Institutional Class	(366,575)	–
Total distributions	(24,504,831)	(9,098,504)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Institutional Class
Shares sold	6,028,323	5,742,480
Dividends reinvested	23,980,816	8,904,999
Shares redeemed	(31,643,694)	(20,810,707)
Net decrease from beneficial share transactions	(1,634,555)	(6,163,228)
Net increase/(decrease) in net assets	(42,112,076)	3,672,651

NET ASSETS:
Beginning of year	119,713,833	116,041,182
End of year	$77,601,757	$119,713,833

See Notes to Financial Statements.

20	www.beacontrust.com

Beacon Planned
Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS:
Net investment loss	$(4,093,229)	$(4,089,957)
Net realized gain on investments and written options	20,576,551	39,043,729
Net change in unrealized appreciation/(depreciation) on investments and written options	(52,140,599)	1,561,406
Net increase/(decrease) in net assets resulting from operations	(35,657,277)	36,515,178

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(45,378,177)	(16,088,934)
From return of capital
Institutional Class	(1,088,908)	–
Total distributions	(46,467,085)	(16,088,934)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Institutional Class
Shares sold	45,414,554	38,458,035
Dividends reinvested	41,178,702	14,203,122
Shares redeemed	(60,963,772)	(25,703,820)
Net increase from beneficial share transactions	25,629,484	26,957,337
Net increase/(decrease) in net assets	(56,494,878)	47,383,581

NET ASSETS:
Beginning of year	362,772,614	315,389,033
End of year	$306,277,736	$362,772,614

See Notes to Financial Statements.

Annual Report | September 30, 2022	21

Beacon Accelerated
Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.66	$10.74	$10.15	$11.30	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.12)	(0.14)	(0.12)	(0.11)	(0.13)
Net realized and unrealized gain/(loss) on investments	(1.46)	1.93	1.15	0.37	1.49
Total from investment operations	(1.58)	1.79	1.03	0.26	1.36

LESS DISTRIBUTIONS:
From net realized gains on investments	(2.38)	(0.87)	(0.44)	(1.41)	(0.06)
Return of capital	(0.04)	–	–	–	–
Total Distributions	(2.42)	(0.87)	(0.44)	(1.41)	(0.06)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(4.00)	0.92	0.59	(1.15)	1.30
NET ASSET VALUE, END OF PERIOD	$7.66	$11.66	$10.74	$10.15	$11.30

TOTAL RETURN(c)	(18.13%)	17.42%	10.32%	5.09%	13.70%

See Notes to Financial Statements.

22	www.beacontrust.com

Beacon Accelerated
Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$77,602	$119,714	$116,041	$119,042	$154,518

RATIOS TO AVERAGE
NET ASSETS
Operating expenses (d)	1.23%	1.22%	1.22%	1.20%	1.29	%(e)
Net investment loss	(1.21%)	(1.22%)	(1.21%)	(1.16%)	(1.25	%)(e)

PORTFOLIO TURNOVER RATE(f)	0%	0%	0%	0%	0%

(a)	Commenced operations on October 2, 2017.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2022, the period ended September 30, 2021, the period ended September 30, 2020, the period ended September 30, 2019, and the period ended September 30, 2018, respectively, in the amount of 0.00% (annualized), 0.00% (annualized), 0.00% (annualized), 0.14% (annualized), and 0.06% (annualized) of average net assets of Institutional Class shares.

(e)	Annualized.

(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

Annual Report | September 30, 2022	23

Beacon Planned
Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.13	$10.49	$10.44	$10.73	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.12)	(0.13)	(0.12)	(0.11)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.85)	1.31	0.85	0.62	0.89
Total from investment operations	(0.97)	1.18	0.73	0.51	0.76

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.41)	(0.54)	(0.68)	(0.80)	(0.03)
Return of capital	(0.03)	–	–	–	–
Total Distributions	(1.44)	(0.54)	(0.68)	(0.80)	(0.03)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.41)	0.64	0.05	(0.29)	0.73
NET ASSET VALUE, END OF PERIOD	$8.72	$11.13	$10.49	$10.44	$10.73

TOTAL RETURN(c)	(10.41%)	11.53%	7.21%	5.77%	7.64%

See Notes to Financial Statements.

24	www.beacontrust.com

Beacon Planned
Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$306,278	$362,773	$315,389	$306,524	$351,595

RATIOS TO AVERAGE
NET ASSETS
Operating expenses (d)	1.19%	1.19%	1.20%	1.17%	1.25	%(e)
Net investment loss	(1.18%)	(1.19%)	(1.19%)	(1.13%)	(1.23	%)(e)

PORTFOLIO TURNOVER RATE(f)	0%	0%	0%	0%	0%

(a)	Commenced operations on October 2, 2017.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2022, the period ended September 30, 2021, the period ended September 30, 2020, the period ended September 30, 2019, and the period ended September 30, 2018, respectively, in the amount of 0.00% (annualized), 0.00% (annualized), 0.00% (annualized), 0.14% (annualized), and 0.06% (annualized) of average net assets of Institutional Class shares.

(e)	Annualized.

(f)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

Annual Report | September 30, 2022	25

Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to deliver capital appreciation and generate positive alpha for the Beacon Accelerated Return Strategy Fund, and capital preservation and capital appreciation for the Beacon Planned Return Strategy Fund. The Funds currently offer Institutional Class shares. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange (“CBOE”). Flexible Exchange Options are valued based on prices supplied by an independent third-party pricing service, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

BEACON ACCELERATED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Purchased Option Contracts	$–	$75,792,840	$–	$75,792,840
Short Term Investments	2,994,103	–	–	2,994,103
Total	$2,994,103	$75,792,840	$–	$78,786,943

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(1,238,737)	$–	$(1,238,737)
Total	$–	$(1,238,737)	$–	$(1,238,737)

Annual Report | September 30, 2022	27

Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

BEACON PLANNED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Purchased Option Contracts	$–	$346,359,037	$–	$346,359,037
Short Term Investments	4,874,849	–	–	4,874,849
Total	$4,874,849	$346,359,037	$–	$351,233,886

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(44,559,850)	$–	$(44,559,850)
Total	$–	$(44,559,850)	$–	$(44,559,850)

There were no Level 3 securities held during the year ended September 30, 2022.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: The Funds place their cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a fund and are apportioned among the classes based on average net assets of each class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions and has concluded that as of September 30, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. DERIVATIVE INSTRUMENTS

Each Fund’s principal investment strategy permits it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Annual Report | September 30, 2022	29

Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Funds use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions. The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

Written Options: When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The average option contract notional amount during the year ended September 30, 2022, is noted below for each of the Funds.

Derivative Type	Unit of Measurement	Monthly Average
Beacon Accelerated Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$188,439,613
Written Option Contracts	Notional value of contracts outstanding	$188,439,613

Derivative Type	Unit of Measurement	Monthly Average
Beacon Planned Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$1,153,990,019
Written Option Contracts	Notional value of contracts outstanding	$1,153,990,019

Annual Report | September 30, 2022	31

Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

Derivative Instruments: The following tables disclose the amounts related to the Funds’ use of derivative instruments.

The effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2022:

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statements of Assets and Liabilities Location	Fair Value of Liability Derivatives
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$75,792,840	Written Options, at value	$1,238,737
		$75,792,840		$1,238,737

Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$346,359,037	Written Options, at value	$44,559,850
		$346,359,037		$44,559,850

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2022:

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$6,028,559	$(25,518,827)
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	(2,979,415)	7,707,353
Total		$3,049,144	$(17,811,474)
Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$21,814,351	$(85,566,352)
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	(1,208,966)	33,425,753
Total		$20,605,385	$(52,140,599)

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2022	33

Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

The tax character of distributions paid during the fiscal year ended September 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital
Beacon Accelerated Return Strategy Fund	$8,562,429	$15,575,827	$366,575
Beacon Planned Return Strategy Fund	15,027,890	30,350,287	1,088,908

The tax character of distributions paid during the fiscal year ended September 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Beacon Accelerated Return Strategy Fund	$2,817,768	$6,280,736
Beacon Planned Return Strategy Fund	4,302,404	11,786,530

Reclassifications: As of September 30, 2022, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Distributable Earnings
Beacon Accelerated Return Strategy Fund	$–	$–
Beacon Planned Return Strategy Fund	–	–

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital and distributable earnings on investments. These reclassifications have no impact on the net asset values of the Funds.

Unrealized Appreciation and Depreciation on Investments and Derivative Instruments: As of September 30, 2022, the aggregate costs of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation of instruments and derivative instruments for federal tax purposes were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Gross unrealized appreciation (excess of value over tax cost)(a)	$–	$–
Gross unrealized depreciation (excess of tax cost over value)(a)	–	–
Net unrealized appreciation	$–	$–
Cost of investments for income tax purposes	$78,786,943	$351,233,886

(a)	Includes appreciation/(depreciation) on written options.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

The primary reason for the temporary differences is due to mark to market adjustments.

Components of Distributable Earnings: At September 30, 2022, components of distributable earnings were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Accumulated capital losses	$(20,339,710)	$(41,516,029)
Other cumulative effect of timing differences	(836,853)	(3,004,246)
Total	$(21,176,563)	$(44,520,275)

Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund elects to defer to the period ending September 30, 2023, capital losses recognized during the period November 1, 2021 to September 30, 2022 in the amount of $20,339,710 and $41,516,029, respectively.

Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund elects to defer to the period ending September 30, 2023, late year ordinary losses recognized during the period January 1, 2022 to September 30, 2022 of $836,853 and $3,004,246, respectively.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Beacon Accelerated Return Strategy Fund	$–	$–
Beacon Planned Return Strategy Fund	–	–

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 2.00% short-term redemption fee deducted from the redemption amount. For the year ended September 30, 2022, the redemption fees charged by the Funds, if any, are presented in the Statements of Changes in Net Assets.

Annual Report | September 30, 2022	35

Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

Transactions in common shares were as follows:

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Beacon Accelerated Return Strategy Fund
Institutional Class
Shares sold	625,322	515,974
Shares issued in reinvestment of distributions to shareholders	2,437,075	833,801
Shares redeemed	(3,201,437)	(1,885,282)
Net decrease in shares outstanding	(139,040)	(535,507)

Beacon Planned Return Strategy Fund
Institutional Class
Shares sold	4,498,825	3,587,643
Shares issued in reinvestment of distributions to shareholders	4,113,756	1,355,260
Shares redeemed	(6,092,223)	(2,409,719)
Net increase in shares outstanding	2,520,358	2,533,184

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 97% of the outstanding shares of the Beacon Accelerated Return Strategy Fund are held by one omnibus account. Approximately 87% of the outstanding shares of the Beacon Planned Return Strategy Fund are owned by one omnibus account. Share transaction activities of these shareholders could have a material impact on the Funds.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Beacon Investment Advisory Services, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rate is 1.00% based on average daily net assets for the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 1.40% of the Beacon Accelerated Return Strategy Fund’s average daily net assets for the Institutional Class shares and 1.40% of the Beacon Planned Return Strategy Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement shall continue at least through January 31, 2023, and will automatically continue upon annual approval of the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, the Fee Waiver Agreement may only be amended or terminated with the approval of the Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through a reduction of its management fee or otherwise) only to the extent that each Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis. There were no fees waived or reimbursed for the year ended September 30, 2022.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the period ended September 30, 2022, are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of each Fund’s Institutional Class shares, respectively, to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees paid by the Funds are disclosed in the Statements of Operations. The Beacon Accelerated Return Strategy and the Beacon Planned Return Strategy Class I Shareholder Services Plan fees are currently accruing at 0.03% and 0.04% of the average daily net asset value of each share class, respectively, on an annual basis.

Annual Report | September 30, 2022	37

Beacon Funds Trust	Notes to Financial Statements

September 30, 2022

8. TRUSTEES

As of September 30, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 7 the Funds pays ALPS an annual fee for compliance services.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Beacon Funds Trust	Report of Independent Registered Public Accounting Firm

To the Shareholders of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years or period in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

Annual Report | September 30, 2022	39

Beacon Funds Trust	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2022 (Unaudited)

On August 18, 2022, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Beacon Investment Advisory Services, Inc. (“Beacon”) in accordance with Section 15(c) of the 1940 Act (“Beacon Agreement”). The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In evaluating Beacon and the fees charged under the Beacon Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Beacon Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Beacon Funds under the Beacon Agreement. The Trustees reviewed the background materials supplied by Beacon, including its compliance reports, Form ADV, ownership structure as a subsidiary of a larger organization, and financial statements of its parent company.

The Trustees reviewed and considered Beacon’s investment advisory personnel, its history as an asset manager and its performance. The Trustees noted Beacon’s disciplined, systematic approach to allocations while applying some level of downside protection. The Trustees also reviewed the research and decision-making processes utilized by Beacon, including the methods adopted to seek to achieve the investment objectives and compliance with the policies and restrictions of the Beacon Funds. The Trustees considered the Trust’s experience with Beacon over the last year, including the firm’s strong responsiveness to the officers of the Trust and excellent compliance record.

The Trustees considered the background and experience of Beacon’s team, including reviewing the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Beacon Funds, the extent of the resources devoted to research and analysis of actual and potential investments, and execution of the strategy. The Trustees noted that while there was a change in the portfolio management team, the investment strategy would continue without modification and that the communication between Beacon and the Trust had remained responsive and productive. The Trustees considered Beacon’s reputation generally and its risk management controls and decision-making processes. After reviewing these and related factors, the Trustees concluded that the nature, extent and quality of the services provided by Beacon supported the renewal of the Agreement.

Performance: The Board reviewed performance information provided for the Funds for the quarter ended June 30, 2022 compared to each Fund’s benchmark index, and for the 3-month, one-year, three-year, and since inception periods ended June 30, 2022 against a peer group selected by FUSE, an independent data provider. The Trustees observed that the returns for the Beacon Accelerated Return Strategy Fund’s (“BARS Fund”) second quarter 2022 performance significantly underperformed the benchmark index during the same period whereas the returns for the Beacon Planned Return Strategy Fund (“BPRS Fund”) in the same period slightly underperformed the benchmark index. They further observed that for the one-year period ended June 30, 2022, the BARS Fund significantly underperformed its peer group median performance, and in the three year and since inception periods, the BARS Fund significantly outperformed its peer group median performance. The Board considered that in the one-year and three-year periods ended June 30, 2022, the BPRS Fund matched its peer group median performance, in the since inception period, the BPRS Fund outperformed its peer group median performance, and in the three-month period, the BPRS Fund underperformed its peer group median performance. The Board noted their satisfaction with each Beacon Fund’s performance, giving credit to Beacon’s disciplined execution of its strategy.

40	www.beacontrust.com

Beacon Funds Trust	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2022 (Unaudited)

Investment Advisory Fee Rate and Net Expense Ratio: The Trustees reviewed and considered the contractual annual advisory fee paid by the Beacon Funds to Beacon of 1.00% of each Fund’s daily average net assets, considering the nature, extent and quality of the advisory services provided by Beacon to the Beacon Funds. The Board considered the information they received comparing each Beacon Fund’s contractual annual advisory fees and overall expenses with those of funds in the peer group of funds provided by FUSE.

The Trustees noted that the BARS Fund’s contractual advisory fee of 1.00% and total net expense ratio were each higher than the peer group medians. With respect to the BPRS Fund, the Board noted that the Fund’s contractual advisory fee of 1.00% and total net expense ratio were each higher than the peer group median. The Board acknowledged Beacon’s representations regarding the differences in strategies of the peer funds compared to the Beacon Funds, noting that each Beacon Fund’s strategy may require more resources to execute than certain peer funds. After further consideration, the Trustees determined that the contractual annual advisory fees, taking into consideration the total net expenses for each Fund, were not unreasonable for the quality of services provided.

Profitability: The Trustees received and considered a profitability analysis prepared by Beacon based on the fees paid under the Beacon Agreement. The Trustees noted that Beacon’s work with the Funds was profitable, but that the amount of profit was not unreasonable. The Trustees reviewed and discussed the financial statements of Beacon’s parent company, recognizing that Beacon’s parent was well capitalized. Further, in consideration of the fact that Beacon’s work with the Funds was profitable, the Board did not have concerns regarding the firm’s continued viability.

Comparable Accounts: The Trustees noted that Beacon did not manage any other accounts with comparable strategies.

Economies of Scale: The Trustees considered whether Beacon was benefiting from economies of scale in the provision of services to each Beacon Fund and whether such economies should be shared with the shareholders. The Board noted Beacon’s belief that, because the firm was part of a large organization, it was able achieve certain internal economies through resource sharing with its parent company and thus was able to charge the Funds a lower advisory fee at current asset levels than it otherwise would be able to if Beacon was a smaller organization. The Board reviewed the size of the Beacon Funds and their prospects for growth and agreed that neither Fund had yet achieved meaningful economies that would necessitate the establishment of breakpoints, but agreed to continue to monitor and revisit the issue at the appropriate time.

Annual Report | September 30, 2022	41

Beacon Funds Trust	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2022 (Unaudited)

Other Benefits to the Adviser: The Trustees reviewed and considered any incidental benefits derived or to be derived by Beacon from its relationship with each Beacon Fund, including research and other support services, noting nothing of concern.

Having requested and reviewed such information from Beacon as the Board believed to be reasonably necessary to evaluate the terms of the Beacon Agreement, the Trustees, including all the Independent Trustees, concluded that renewal of the Beacon Agreement was in the best interests of each Beacon Fund and its respective shareholders.

42	www.beacontrust.com

Beacon Funds Trust	Additional Information

September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-866-377-8090 or by writing to Beacon Trust at 163 Madison Avenue, Suite 600, Morristown, New Jersey 07960.

3. TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Beacon Accelerated Return Strategy: $15,575,827

Beacon Planned Return Strategy Fund: $30,350,287

Annual Report | September 30, 2022	43

Beacon Funds Trust	Liquidity Risk Management Program

September 30, 2022 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 19, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

44	www.beacontrust.com

Beacon Funds Trust	Privacy Policy

September 30, 2022

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account transactions

•    Account balances and transaction history

•    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-894-9222 or go to www.beacontrust.com.

Annual Report | September 30, 2022	45

Beacon Funds Trust	Privacy Policy

September 30, 2022

WHO WE ARE
Who is providing this notice?	Beacon Accelerated Return Strategy fund and Beacon Planned Return Strategy fund (each, a “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

•     State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

46	www.beacontrust.com

Beacon Funds Trust	Privacy Policy

September 30, 2022

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2022	47

Beacon Funds Trust	Trustees and Officers

September 30, 2022

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

48	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2022

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.

Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.

				11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	49

Beacon Funds Trust	Trustees and Officers

September 30, 2022

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.

Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R.J. O’Brien & Associates (1982 - 1984).

				11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

50	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2022

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.

Mr. Seese is an owner and a Managing Director of Integris Partners, a middlemarket investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.

				11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	51

Beacon Funds Trust	Trustees and Officers

September 30, 2022

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021

Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.

Ivana Kovačić, Birth Year: 1977	Chief Compliance Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to the current role, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds and X-Square Balanced Fund.
Patrick Rogers, Birth year: 1966	Secretary	Since November 2021	Mr. Rogers has served as Senior Legal Counsel of ALPS since September 2021 and previously served as Compliance Counsel for Mercer Advisors from 2018 to 2021 and Contract Attorney for CACI, Inc. from 2014 to 2018.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

52	www.beacontrust.com

This material must be preceded by a prospectus.

The Beacon Funds are distributed by ALPS Distributors, Inc.

CARRET
Asset Management

ANNUAL

September 30, 2022

Kansas Tax-Exempt Bond Fund | Institutional Class (SEKSX)
Kansas Tax-Exempt Bond Fund | Class A (IKSTX)

Shareholder Letter	1
Portfolio Update	4
Disclosure of Fund Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	25
Additional Information	26
Liquidity Risk Management Program Disclosure	27
Privacy Policy	28
Trustees & Officers	30

Carret Kansas Tax-Exempt Bond Fund	Shareholder Letter

September 30, 2022 (Unaudited)

Overall, the last 12 months have been defined by a marked increase in volatility, across all financial markets. This volatility has been nothing short of dramatic, brought on by a slew of factors, most important of which was the steady rise in inflation. There appeared to be several unique components causing this current inflation cycle, including the “pandemic-triggered” global supply chain woes, chip shortages, increased demand from a resurgent job market, and Russia’s invasion of Ukraine that continued to push up fuel and food prices. Volatility was further impacted by comments from and movements by the Federal Reserve (The Fed), who continued to provide interest rate guidance around the quantity and timing of rate hikes, and the wind down of its US Treasury (UST) and Mortgage-backed Security (MBS) holdings.

As of fiscal year end 2022, inflation remained elevated and continued to touch every sector of the global economy. However, it was the potential for a “hard landing” recession that dominated market direction. While the Fed has been more than transparent in its scheduled plans to raise short-term interest rates, investors have been left to try and predict at what point growth and inflation will cool off, and if a recession is in the cards in the coming months.

As you likely recall, The Fed, after a notably long period of a “zero interest rate” policy, began raising short-term rates sharply in March, and continued its “hawkish” moves by raising rates again in May and June. In July, economic recession views prevailed due to the accumulation of multiple rate hikes with the potential for more hikes ahead. Despite a stronger than expected July employment report, recession projections remained elevated. Subsequently high Consumer Price Index (“CPI”) data cemented the Fed’s “hawkish” stance, eventually leading to a September hike of 75 bps.

Over this period, the U.S. Treasury (UST) bond market moves have been substantial and have dramatically affected the shape of the yield curve. For example, since the beginning of 2022, the yield on the 7 yr. UST rose from 1.44% to 2.49% at the end of March, to a 3.04% on June 30th and to 3.94% at the end of September. In the 10-year range, interest rates rose 229 bps from 1.51% at the end of September 2021 to 3.80% by the end of September 2022.

The UST yield curve was relatively “steep” in the front-end of the curve a year ago. However, since that time there has been a much larger move in the yield curve between 2 yr. and 10 yr. USTs, with yield spreads at 124bps in September 2021 vs (negative) -40bps at the end of September 2022. What caused this yield curve “inversion” was a considerable move higher in short term rates, with the 2 yr. UST rising 347bps from 0.73% yield on December 31st, to 4.20% at September’s end. On March 31st, the yield spread between 3 yr. and 30 yr. UST bonds was a mere 2 bps; by September, that was a (negative), (44) bps. The 10 yr. Treasury (UST) yield jumped an astounding 150 bps during August and September. Volatility was omnipresent.

In tandem, Municipal bond yields also rose significantly during this period. Representative AAA rated bonds in the 10 yr. range rose from 1.05% in January, to 2.23% at the end of March and to 2.75% by the end of June; a total of 170 bps in just six months. In July, Munis rallied, as 10 yr. Muni yields fell over 50 bps in the month. However, August and September experienced a pronounced shift in direction, with rates increasing over 100bps. In one 10-day trading period in mid-August, 5 yr. AAA Muni yields rose 44bps, while 7 yr. and 30 yr. Muni yields rose by 30 bps.; certainly, atypical moves for Munis. Representative AAA rated bonds in the 10 yr. range finished September at 3.30%, up 58 bps versus the start of the quarter, and those in the 30 yr. AAA range were at 3.90%, up 72 bps from June 30th.

In contrast to USTs, the term structure of municipal new issuance has historically maintained some degree of upward sloping steepness. Despite this normal behavior, the 2 Yr-to-10 yr. municipal curve flattened significantly over this period, from a high of 81 bps in January to a low of just 19bps by the end of September. Shorter-dated bond yields rose more than those on the longer-end of the curve, driving the flatness. Municipal bonds became even more attractive during May and June as the 7 yr. Muni-to-UST Ratio (MOT) reached a peak of 97% on May 20th, typically the ratio is roughly 85%. Ultimately, the MOT tightened to 87% from 92% by the end of September, though the 30 yr. ratio widened to 104%. Municipal performance was clearly impacted by this broad rise in interest rates.

New issue supply was lower year-over-year (Y/Y). The June tax-exempt new issue supply of $30 billion was 17% lower than of June of 2021, and 10% below the 5-year monthly average. Simultaneously, June also witnessed significant net negative supply in the municipal market as $64 billion in municipals matured or were called away. Proceeds from bond maturities including called bonds in July were approximately $50 billion. Historically, June, July, and August are the strongest months for reinvested cash. Supply was also light during that period, with just $77 billion coming to market. September had a 43% drop in issuance compared to the same month in 2021. For the quarter, overall supply was down 30% from the prior year, with taxable muni supply coming to a near standstill as just $11 billion was priced. This was a 67% decline from 3Q21. Much of that was due to significantly fewer refunding issues during the quarter, the volume of which was down 65% Y/Y. Overall, new issue supply stands at $289 billion, down 14% YTD.

This pace of heavy seasonal redemptions in the face of relatively low supply should have been an important tailwind for municipals. However, softening retail demand for municipal bond funds was certainly a contributing factor to the price volatility, since the beginning of 2022. Mutual fund redemptions were heavy as investors, in aggregate, reacted to the Fed’s intended rate hike schedule and resulting bump in market yields. In the first six months of 2022, new municipal bond issuance of $200 billion was lower by 14.5% when compared to the same time last year. In Kansas, while demand was also subdued, the 1H22 issuance of $1.1 billion was below the 1H21 level of $2.0 billion. While principal redemptions of long and short-term bonds totaled $123 billion in 3Q22 and coupon payments totaled $33 billion, the Investment Company Institute (ICI) reported that net cash outflows from muni mutual funds totaled $86.5 billion YTD. The previous high was $72 billion back in 2013.

Annual Report | September 30, 2022	1

Carret Kansas Tax-Exempt Bond Fund	Shareholder Letter

September 30, 2022 (Unaudited)

In terms of credit quality, fundamentals remain strong. Tax revenues, both personal and corporate, as well as sales taxes were higher thanks to what has been a strong, post-pandemic recovery. Property taxes have also risen along with real estate values. Similarly, record federal support continues to play a key role in state and local spending, as state “rainy day funds” are at record highs and have surpassed pre-pandemic levels, which should provide a cushion against any economic softening ahead. Not since 1941 have states reported similar budget surpluses as a percent of GDP. Finally, many market professionals expect the Congressionally passed Bipartisan Infrastructure Law and the Inflation Reduction Act (IRA) will lead to additional dollars for infrastructure and clean energy projects, if not immediately, well into the future.

Most market observers believed that wider credit quality spreads in 2022 reflected the record municipal bond mutual fund outflows rather than changes in muni credit fundamentals. As an example, S&P upgrading 130 municipal ratings in July and August versus just 48 downgrades. It also revised 82 outlooks to stable, 42 to positive and just 35 to negative.

We expect fixed income market volatility to continue to impact municipals, though we are still finding value in intermediate and longer-dated municipals with higher coupons for incremental income. We continue to be cautiously optimistic in our view of the municipal marketplace and believe that an allocation to an investment-grade, state-specific municipal bond fund should prove to be resilient on both an absolute and tax-equivalent basis in the face of potential economic softness ahead.

Turning our focus to the Kansas economy, it’s notable that over 11,000 new jobs were created across the state in 2021. In December, Governor Laura Kelly’s Administration made note of the fact that they had closed more than 300 economic development projects, totaling $3.7+ billion in new business dollars during that calendar year. While the focus has and will continue to be on essential infrastructure, small businesses across the state were also big beneficiaries of the Administration’s energy and dollars. By the end of December, the unemployment rate had dropped back down to 3.6%.

Kansas ranks #7 in the US in total agricultural production and remains the largest wheat-producing state in the country. Other top agricultural exports are beef, cattle, corn, soybeans, and feed grains such as sorghum. Additionally, the state has a solid base of manufacturing, including aerospace, bioscience and bioenergy, as well as wind energy. Also, Kansas’ very solid infrastructure, which ranks #7 in the nation helps these businesses to remain competitive and the state to attract new investments.

The city of Wichita continued its momentum as the “Air Capital of the World,” with two recent wins. The first was Mid-Continent Aviation Services (MCAS) plans to build a new hangar at Eisenhower National Airport and double its workforce there. The second was the announcement that the privately funded aerospace and sub-orbital spaceflight company Blue Origin signed four Wichita-based manufacturing firms to long-term supply deals. These companies expect to provide components to Blue Origin engine programs, playing a key part in the overall commercialization of space travel.

Additionally, the state announced in July that Panasonic Energy Company would be investing $4 billion in an Electric Vehicle (EV) battery facility in the city of De Soto, which is expected to create approximately 4,000 new jobs. As we mentioned in a previous quarterly note, the Attracting Powerful Economic Expansion Act, known as APEX, that Governor Laura Kelly signed in mid-February, has allowed the state to compete on a national and global scale for large economic development projects, such as this EV battery facility. If the company completes the project and hires the number of workers expected, the resulting tax credits and other business incentives would likely exceed $800 million.

This push to attract impactful businesses has been a huge focus for the state for some time. Kansas was awarded Site Selection Magazine’s Governor’s Cup in 2021, which is awarded annually to the state with the most capital investment and the most economic development projects per capita. Kansas ranked 20 out of the 50 states just two years ago and jumped to 10th in 2020.

The Sunflower State does seem to be running on all cylinders and has benefited from 26 straight months of revenue surpluses. It ended fiscal 2022 in June with a general fund balance of approximately $1.4 billion. Consequently, due to a stabilized budget and stronger than expected revenue, the state took the opportunity to pay down $1.6 billion of debt. The majority of that went to the state pension system, but also to redeem callable bonds, and to fund approximately $200 million in capital projects instead of issuing additional debt.

The state of Kansas continues to build its case for a higher credit rating from the rating agencies. Most of the rating activity in recent years were downgrades which occurred during the previous administration in 2014 and 2016 resulting from tax cuts which were not offset with spending reductions. While Kansas has no state GO debt per se, the state’s revenue and appropriation backed debt would most certainly benefit from an upgrade to the state’s credit rating. At the end of 2021, the state had roughly $4 billion of tax-supported revenue debt outstanding, mostly from taxable pension bonds and highway bonds, according to a Kansas Development Finance Authority report.

Carret Kansas Tax-Exempt Bond Fund	Shareholder Letter

September 30, 2022 (Unaudited)

For the Carret Kansas Tax-Exempt Bond Fund, net assets fell from $184 million to $139 million Y/Y. The structure of the Fund stayed relatively constant throughout 2022 with an Average Coupon of 3.97% and a Duration to Call of 5.8 years at the end of September. Yield to Maturity jumped to 3.84%, while the Fund’s average Credit Rating remained stable at AA. The Fund continues to hold only Kansas municipal bonds without any exposure to bonds subject to Alternative Minimum Tax (AMT).

The Carret Kansas Tax-Exempt Bond Fund focuses on preservation of capital while producing cash flows that are fully exempt from federal taxes and Kansas state tax. The Fund continues to seek premium coupon general obligation (GO) and essential service revenue bonds in the investment grade category. Representative bond issues in the Fund include Kansas Department of Transportation Revenue, Butler County KS School District, Seward County KS School District, Wichita KS Water & Sewer Authority, and Topeka Utility Revenue. The Fund’s largest sector allocations are to School Districts (43%), General Obligations (23%), Transportation (11%), General Revenue (9%), and Utility & Water Revenue (8%).

The Fund’s average maturity is 8.8 years, which is in-line with its recent duration trend. We may look to alter the Fund’s duration over the next several quarters should value-added opportunities arise. The Fund held 176 different bond issues with over 77% of those rated AA or better at the end of September. The Institutional Share Class (I-shares) returned -3.62% over the past 3 months ending September 30, 2022. Over this same period, the Bloomberg Barclays 7 Year U.S. Municipal Bond Index returned -2.65% while the Lipper Other State Intermediate Municipal Bond Index returned -2.70%. The Fund is Kansas-specific in nature, while the Indexes are non-state specific (General Market or Other State Focus). Over a 3-year time horizon, the Institutional shares returned an average of -2.25% (annualized), compared to the Bloomberg Barclays Index at -1.14% (annualized) and the Lipper Index at -1.95% (annualized).

The Fund did not employ any derivative investments during the year ending September 30, 2022.

Annual Report | September 30, 2022	3

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update

September 30, 2022 (Unaudited)

Average Annual Total Returns (as of September 30, 2022)

	1 Year	5 Year	10 Year	Since Inception*
Carret Kansas Tax-Exempt Bond Fund - Institutional Class	-11.49%	-0.06%	1.17%	3.92%
Carret Kansas Tax-Exempt Bond Fund – Class A (NAV)	-11.72%	-0.33%	0.84%	2.32%
Carret Kansas Tax-Exempt Bond Fund – Class A (MOP)	-15.45%	-1.19%	0.40%	2.10%
Bloomberg Barclays US Municipal Bond: 7 Year (6-8) Index(a)	-9.12%	0.71%	1.63%	2.25%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 287-7933.

*	The Fund commenced operations on May 22, 2007. The Predecessor Fund, American Independence Kansas Tax-Exempt Bond Fund was reorganized into the Fund on September 14, 2018. Fund performance prior to September 24, 2018 is reflective of the past performance of the Predecessor Fund. The Institutional Class of the Predecessor Fund commenced operations on December 10, 1990. Class A of the Predecessor Fund commenced operations on August 6, 2002.
(a)	The Bloomberg Barclays 7-Year US Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class and Class A shares (as reported in the January 28, 2022 Prospectus) are 0.56% and 0.48% and 0.87% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of $3,000,000 Initial Investment (as of September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $3,000,000 in the Institutional Class. Due to differing expenses, performance of Class A will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Diversification (% of Net Assets as of September 30, 2022)

Annual Report | September 30, 2022	5

Carret Kansas Tax-Exempt Bond Fund	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

Examples. As a shareholder of the Carret Kansas Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2022 and held through September 30, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2022 – September 30, 2022.” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expense Ratio(a)	Expenses Paid During Period April 1, 2022 - September 30, 2022(b)
Carret Kansas Tax-Exempt Bond Fund
Institutional Class
Actual	$1,000.00	$934.80	0.48%	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.48%	$2.43
Class A
Actual	$1,000.00	$933.60	0.73%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	0.73%	$3.70

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2022

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (99.15%)
Education (47.40%)(a)
Allen County Unified School District No. 257, General Obligation Unlimited Bonds
3.000%, 09/01/2043	$2,415,000	$1,756,000
Barton Community College, Certificate Participation Bonds
4.000%, 12/01/2032	555,000	565,948
4.000%, 12/01/2034	250,000	254,742
Bourbon County Unified School District No. 234-Fort Scott, General Obligation Unlimited Bonds
5.000%, 09/01/2025	355,000	366,373
Butler County Unified School District No. 206 Remington, General Obligation Unlimited Bonds
3.000%, 09/01/2034	1,000,000	844,352
3.000%, 09/01/2035	510,000	424,055
Butler County Unified School District No. 375 Circle, General Obligation Unlimited Bonds
3.000%, 09/01/2035	750,000	628,252
Butler County Unified School District No. 385 Andover, General Obligation Unlimited Bonds
4.000%, 09/01/2030	690,000	708,035
4.000%, 09/01/2031	500,000	510,958
5.000%, 09/01/2032	2,750,000	2,972,643
5.000%, 09/01/2034	2,000,000	2,161,922
Butler County Unified School District No. 490 El Dorado, General Obligation Unlimited Bonds
4.000%, 09/01/2034	1,000,000	1,008,407
4.000%, 09/01/2036	500,000	492,739
Douglas County Unified School District No. 497 Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,539,689
4.000%, 09/01/2033	500,000	503,708
Finney County Unified School District No. 457 Garden City, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,526,781
5.000%, 09/01/2027	800,000	850,380
Ford County Unified School District No. 443 Dodge City, General Obligation Unlimited Bonds
4.000%, 03/01/2030	1,150,000	1,186,240
4.000%, 03/01/2034	1,000,000	1,031,513
Franklin County Unified School District No. 289 Wellsville, General Obligation Unlimited Bonds
4.000%, 09/01/2030	645,000	671,056
Franklin County Unified School District No. 290 Ottawa, General Obligation Unlimited Bonds
5.000%, 09/01/2032	150,000	157,173
Geary County Unified School District No. 475, General Obligation Unlimited Bonds
3.000%, 09/01/2033	1,000,000	859,898
4.000%, 09/01/2038	2,000,000	2,038,915
4.000%, 09/01/2043	1,000,000	1,019,458
Johnson & Miami Counties Unified School District No. 230 Spring Hills, General Obligation Unlimited Bonds
4.000%, 09/01/2031	400,000	409,251
4.000%, 09/01/2033	1,000,000	989,533
4.000%, 09/01/2035	1,000,000	970,634
5.000%, 09/01/2030	1,970,000	2,100,023
Johnson County Unified School District No. 229 Blue Valley, General Obligation Unlimited Bonds
3.000%, 10/01/2032	1,155,000	1,055,307
Johnson County Unified School District No. 232 De Soto, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,165,000	1,197,107
4.000%, 09/01/2032	1,745,000	1,782,214
Johnson County Unified School District No. 233 Olathe, General Obligation Unlimited Bonds
2.000%, 09/01/2030	750,000	631,092
4.000%, 09/01/2031	1,000,000	1,012,635
4.000%, 09/01/2033	905,000	923,895
4.000%, 09/01/2035	790,000	807,575
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Unlimited Bonds
3.000%, 10/01/2039	2,000,000	1,594,643
4.000%, 10/01/2035	425,000	427,479

See Notes to Financial Statements.
Annual Report | September 30, 2022	7

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2022

	Principal Amount	Value (Note 2)
Education (continued)
Kansas City Kansas Community College Auxiliary Enterprise System, Revenue Bonds
4.000%, 09/01/2032	$140,000	$136,857
4.000%, 09/01/2033	100,000	95,555
Kansas Development Finance Authority, Revenue Bonds
2.000%, 05/01/2031	630,000	500,523
2.000%, 06/01/2032	1,000,000	766,488
2.000%, 05/01/2033	800,000	597,411
3.000%, 05/01/2030	450,000	422,032
4.000%, 03/01/2028	610,000	613,599
Leavenworth County Unified School District No. 453, General Obligation Unlimited Bonds
4.000%, 09/01/2036	1,000,000	1,026,571
Leavenworth County Unified School District No. 458, General Obligation Unlimited Bonds
5.000%, 09/01/2037	1,165,000	1,259,320
5.000%, 09/01/2038	1,000,000	1,080,961
Leavenworth County Unified School District No. 464, General Obligation Unlimited Bonds
4.000%, 09/01/2034	675,000	672,464
4.000%, 09/01/2036	465,000	456,469
Lyon County Unified School District No. 253 Emporia, General Obligation Unlimited Bonds
3.000%, 09/01/2044	1,000,000	715,559
4.000%, 09/01/2030	325,000	329,951
Miami County Unified School District No. 416 Louisburg, General Obligation Unlimited Bonds
3.000%, 09/01/2035	500,000	415,077
Montgomery County Unified School District No. 446 Independence, General Obligation Unlimited Bonds
5.000%, 09/01/2030	1,715,000	1,824,947
Riley County Unified School District No. 378 Riley, General Obligation Unlimited Bonds
3.000%, 09/01/2039	925,000	718,543
Riley County Unified School District No. 383 Manhattan-Ogden, General Obligation Unlimited Bonds
5.000%, 09/01/2028	1,220,000	1,294,530
Saline County Unified School District No. 305 Salina, General Obligation Unlimited Bonds
4.000%, 09/01/2034	440,000	455,180
Sedgwick County Unified School District No. 260 Derby, General Obligation Unlimited Bonds
3.500%, 10/01/2036	845,000	749,689
Sedgwick County Unified School District No. 262 Valley Center, General Obligation Unlimited Bonds
4.000%, 09/01/2030	500,000	507,120
5.000%, 09/01/2033	750,000	774,872
Sedgwick County Unified School District No. 264 Clearwater, General Obligation Unlimited Bonds
4.000%, 09/01/2029	530,000	538,302
Sedgwick County Unified School District No. 265 Goddard, General Obligation Unlimited Bonds
5.000%, 10/01/2024	370,000	382,853
Sedgwick County Unified School District No. 266 Maize, General Obligation Unlimited Bonds
4.000%, 09/01/2032	750,000	765,548
Sedgwick County Unified School District No. 267 Renwick, General Obligation Unlimited Bonds
4.000%, 11/01/2033	350,000	354,871
4.000%, 11/01/2034	425,000	427,633
4.000%, 11/01/2035	635,000	633,092
Seward County Unified School District No. 480 Liberal, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,000,000	1,023,051
4.000%, 09/01/2032	500,000	506,888
5.000%, 09/01/2029	2,390,000	2,507,679
Sumner County Unified School District No. 353 Wellington, General Obligation Unlimited Bonds
5.000%, 09/01/2026	230,000	233,763
University of Kansas Hospital Authority, Revenue Bonds
5.000%, 09/01/2028	250,000	260,175
5.000%, 09/01/2030	350,000	362,686
5.000%, 09/01/2031	500,000	516,318
Washburn University/Topeka, Revenue Bonds
4.000%, 07/01/2041	330,000	307,483

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2022

	Principal Amount	Value (Note 2)
Education (continued)
5.000%, 07/01/2035	$500,000	$513,758
Wyandotte County Unified School District No. 202 Turner, General Obligation Unlimited Bonds
4.000%, 09/01/2038	1,225,000	1,258,852
4.000%, 09/01/2039	400,000	411,054
Wyandotte County Unified School District No. 203 Piper, General Obligation Unlimited Bonds
5.000%, 09/01/2038	1,000,000	1,068,580
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Bonds
5.000%, 09/01/2030	500,000	533,001
Total Education		65,999,930

General Obligation (31.68%)(a)
Abilene Public Building Commission, Revenue Bonds
4.000%, 12/01/2029	325,000	335,238
4.000%, 12/01/2031	445,000	455,516
Ashland Public Building Commission, Revenue Bonds
5.000%, 09/01/2035	720,000	721,221
City of Arkansas City, General Obligation Unlimited Bonds
2.000%, 08/01/2035	1,000,000	732,614
City of Concordia, General Obligation Unlimited Bonds
2.000%, 11/01/2038	350,000	241,243
2.000%, 11/01/2039	355,000	237,928
2.000%, 11/01/2040	365,000	239,684
City of Garden City, General Obligation Unlimited Bonds
3.000%, 11/01/2028	950,000	899,371
City of Haysville, Certificate Participation Bonds
4.125%, 11/01/2032	460,000	415,199
City of Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2030	470,000	481,036
4.000%, 09/01/2031	445,000	453,658
City of Leawood, General Obligation Unlimited Bonds
4.000%, 09/01/2029	300,000	310,524
City of Lenexa, General Obligation Unlimited Bonds
3.000%, 09/01/2033	1,560,000	1,372,516
City of Manhattan, General Obligation Unlimited Bonds
4.000%, 11/01/2031	400,000	409,013
5.000%, 11/01/2025	570,000	598,186
5.000%, 11/01/2029	800,000	875,639
City of Merriam, General Obligation Unlimited Bonds
5.000%, 10/01/2027	1,670,000	1,803,277
City of Olathe, General Obligation Unlimited Bonds
3.000%, 10/01/2033	1,000,000	866,405
4.000%, 10/01/2028	1,315,000	1,351,377
City of Overland Park, General Obligation Unlimited Bonds
4.000%, 09/01/2030	2,230,000	2,310,555
4.000%, 09/01/2037	475,000	461,443
4.000%, 09/01/2038	475,000	448,411
4.000%, 09/01/2039	350,000	323,275
City of Park City, General Obligation Unlimited Bonds
5.375%, 12/01/2025	5,000	5,008
City of Salina, General Obligation Unlimited Bonds
3.000%, 10/01/2033	620,000	532,120
3.000%, 10/01/2036	680,000	555,136
City of Shawnee, General Obligation Unlimited Bonds
4.000%, 12/01/2027	425,000	431,519
City of Spring Hill, General Obligation Unlimited Bonds
4.000%, 09/01/2029	810,000	838,218

See Notes to Financial Statements.
Annual Report | September 30, 2022	9

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2022

	Principal Amount	Value (Note 2)
General Obligation (continued)
City of Wichita, Revenue Bonds
5.000%, 09/01/2030	$1,000,000	$1,078,620
City of Wichita, General Obligation Unlimited Bonds
2.000%, 06/01/2035	400,000	294,103
3.000%, 10/01/2030	720,000	675,254
4.000%, 06/01/2030	820,000	843,125
5.000%, 06/01/2031	700,000	775,177
County of Clay, General Obligation Unlimited Bonds
4.000%, 10/01/2036	750,000	761,835
County of Geary, General Obligation Unlimited Bonds
4.000%, 09/01/2030	415,000	420,423
County of Johnson, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,125,000	1,147,756
4.000%, 09/01/2035	1,525,000	1,530,903
County of Linn, General Obligation Unlimited Bonds
4.000%, 07/01/2032	505,000	515,832
County of Saline, General Obligation Unlimited Bonds
4.000%, 09/01/2029	765,000	798,998
Johnson County Public Building Commission, Revenue Bonds
3.000%, 09/01/2030	790,000	737,409
4.000%, 09/01/2029	650,000	667,620
4.000%, 09/01/2030	500,000	511,740
4.000%, 09/01/2031	1,500,000	1,529,186
Kansas Development Finance Authority, Revenue Bonds
2.000%, 11/01/2033	950,000	725,452
2.000%, 11/01/2034	975,000	726,034
4.000%, 11/01/2030	800,000	824,865
4.000%, 11/01/2031	1,100,000	1,129,699
5.000%, 04/01/2026	1,485,000	1,497,727
5.000%, 09/01/2026	630,000	667,301
Saline County Public Building Commission, Revenue Bonds
2.000%, 09/01/2033	200,000	153,390
2.000%, 09/01/2034	225,000	168,207
2.000%, 09/01/2035	220,000	159,795
Unified Government of Greeley County, General Obligation Unlimited Bonds
4.000%, 12/01/2029	250,000	255,981
4.000%, 12/01/2032	100,000	102,393
Wyandotte County-Kansas City Unified Government, General Obligation Unlimited Bonds
2.000%, 08/01/2033	1,000,000	769,133
4.000%, 08/01/2029	685,000	703,316
4.000%, 08/01/2030	2,105,000	2,167,881
4.000%, 08/01/2031	930,000	930,362
4.000%, 08/01/2032	1,000,000	1,024,180
5.000%, 08/01/2025	815,000	853,825
Wyandotte County-Kansas City Unified Government, Revenue Bonds
4.875%, 10/01/2028	290,000	266,376
Total General Obligation		44,119,228

Health Care (0.97%)
Lyon County Public Building Commission, Revenue Bonds
5.000%, 12/01/2035	1,335,000	1,356,026

Public Services (1.16%)
Johnson County Park & Recreation District, Certificate Participation Bonds
3.000%, 09/01/2028	1,165,000	1,108,221

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2022

	Principal Amount	Value (Note 2)
Public Services (continued)
3.000%, 09/01/2029	$535,000	$502,427
Total Public Services		1,610,648

Transportation (10.45%)
Kansas Turnpike Authority, Revenue Bonds
5.000%, 09/01/2030	1,000,000	1,102,708
5.000%, 09/01/2031	630,000	691,875
5.000%, 09/01/2032	500,000	547,262
5.000%, 09/01/2036	1,000,000	1,083,300
5.000%, 09/01/2037	1,000,000	1,081,091
5.000%, 09/01/2038	1,150,000	1,240,613
State of Kansas Department of Transportation, Revenue Bonds
5.000%, 09/01/2028	1,500,000	1,616,441
5.000%, 09/01/2031	3,020,000	3,230,632
5.000%, 09/01/2032	500,000	533,540
5.000%, 09/01/2034	3,260,000	3,425,194
Total Transportation		14,552,656

Utilities (7.49%)
City of Lawrence Water & Sewage System, Revenue Bonds
4.000%, 11/01/2032	1,180,000	1,200,036
4.000%, 11/01/2038	1,000,000	941,826
City of McPherson Water System, Revenue Bonds
2.000%, 10/01/2038	440,000	289,874
City of Olathe Water & Sewer System, Revenue Bonds
2.000%, 07/01/2034	540,000	405,409
2.000%, 07/01/2035	550,000	403,661
3.000%, 07/01/2030	675,000	626,844
3.000%, 07/01/2031	555,000	508,975
3.000%, 07/01/2032	745,000	665,284
3.000%, 07/01/2033	755,000	658,501
4.000%, 07/01/2024	250,000	252,413
City of Topeka Combined Utility, Revenue Bonds
2.000%, 08/01/2043	1,070,000	626,652
City of Wichita Water & Sewer Utility, Revenue Bonds
3.000%, 10/01/2029	1,180,000	1,120,398
3.375%, 10/01/2039	1,000,000	832,268
Wyandotte County-Kansas City Unified Government Utility System, Revenue Bonds
3.000%, 09/01/2035	250,000	207,012
3.000%, 09/01/2040	250,000	189,373
5.000%, 09/01/2031	1,350,000	1,397,523
5.000%, 09/01/2033	100,000	102,434
Total Utilities		10,428,483

TOTAL MUNICIPAL BONDS
(Cost $152,885,629)		138,066,971

	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.28%)
Money Market Fund (0.28%)
First American Treasury Obligations Fund, Class X (1.500%, 7-Day Yield)	395,931	$395,931
Total Money Market Fund		395,931

TOTAL SHORT TERM INVESTMENTS
(Cost $395,931)		395,931

See Notes to Financial Statements.
Annual Report | September 30, 2022	11

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2022

TOTAL INVESTMENTS (99.43%)

(Cost $153,281,560)	$138,462,902

OTHER ASSETS IN EXCESS OF LIABILITIES (0.57%)	786,763

NET ASSETS (100.00%)	$139,249,665

(a)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Statement of Assets and Liabilities

September 30, 2022

ASSETS:
Investments, at value (Cost $153,281,560)	$138,462,902
Receivable for investments sold	1,574,849
Receivable for shares sold	24,450
Dividends and interest receivable	998,203
Other assets	8,512
Total Assets	141,068,916

LIABILITIES:
Distributions payable	231,752
Payable for administration and transfer agent fees	94,262
Payable for investments purchased	798,648
Payable for shares redeemed	604,894
Payable to adviser	29,461
Payable for distribution fees	292
Payable for printing fees	6,579
Payable for professional fees	24,410
Payable for trustees' fees and expenses	15,622
Payable to Chief Compliance Officer fees	5,829
Accrued expenses and other liabilities	7,502
Total Liabilities	1,819,251
NET ASSETS	$139,249,665

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$153,978,266
Total distributable earnings/(deficit)	(14,728,601)
NET ASSETS	$139,249,665

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.64
Net Assets	$138,129,800
Shares of beneficial interest outstanding	14,329,395
Class A :
Net Asset Value, redemption price per share	$9.64
Net Assets	$1,119,865
Shares of beneficial interest outstanding	116,166
Maximum offering price per share(a)	$10.07

(a)	Net Asset Value/100% minus maximum sales charge of net asset value, 4.25% for the Fund, adjusted to the nearest cent.

See Notes to Financial Statements.

Annual Report | September 30, 2022	13

Carret Kansas Tax-Exempt Bond Fund	Statement of Operations

For the Year Ended September 30, 2022

INVESTMENT INCOME:
Interest	$3,875,394
Total Investment Income	3,875,394
EXPENSES:
Investment advisory fees (Note 6)	510,307
Administration fees	252,038
Distribution fees
Class A	5,947
Custody fees	17,421
Legal fees	29,301
Audit and tax fees	17,650
Transfer agent fees	53,840
Trustees' fees and expenses	20,561
Registration and filing fees	30,699
Printing fees	8,456
Chief Compliance Officer fees	37,133
Insurance fees	5,442
Other expenses	8,462
Total Expenses	997,257
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(171,583)
Class A	(3,981)
Total fees waived/reimbursed by investment adviser	(175,564)
Net Expenses	821,693
NET INVESTMENT INCOME	3,053,701
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	8,875
Net realized gain	8,875
Change in unrealized appreciation/(depreciation) on:
Investments	(23,279,270)
Net change	(23,279,270)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(23,270,395)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,216,694)

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$3,053,701	$3,404,733
Net realized gain on investments	8,875	145,848
Net change in unrealized depreciation on investments	(23,279,270)	(1,133,686)
Net increase/(decrease) in net assets resulting from operations	(20,216,694)	2,416,895

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(3,161,060)	(3,345,813)
Class A	(38,471)	(64,242)
Total distributions	(3,199,531)	(3,410,055)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	19,206,599	26,301,217
Dividends reinvested	285,016	158,569
Shares redeemed	(38,481,641)	(24,058,508)
Net increase/(decrease) from beneficial share transactions	(18,990,026)	2,401,278
Class A
Shares sold	17,253	31,729
Dividends reinvested	27,794	50,632
Shares redeemed	(2,454,894)	(504,900)
Net decrease from beneficial share transactions	(2,409,847)	(422,539)
Net increase/(decrease) in net assets	(44,816,098)	985,579

NET ASSETS:
Beginning of year	184,065,763	183,080,184
End of year	$139,249,665	$184,065,763

See Notes to Financial Statements.

Annual Report | September 30, 2022	15

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)		For the Year Ended October 31, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.10	$11.16	$10.97	$10.59	$10.88		$11.09

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.19	0.20	0.24	0.28	0.27		0.32
Net realized and unrealized gain/(loss) on investments	(1.45)	(0.06)	0.21	0.42	(0.29)		(0.21)
Total from investment operations	(1.26)	0.14	0.45	0.70	(0.02)		0.11

LESS DISTRIBUTIONS:
From net investment income	(0.19)	(0.20)	(0.24)	(0.28)	(0.27)		(0.32)
From net realized gains on investments	(0.01)	0.00 (c)	(0.02)	(0.04)	–		–
Total Distributions	(0.20)	(0.20)	(0.26)	(0.32)	(0.27)		(0.32)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.46)	(0.06)	0.19	0.38	(0.29)		(0.21)
NET ASSET VALUE, END OF PERIOD	$9.64	$11.10	$11.16	$10.97	$10.59		$10.88

TOTAL RETURN(d)	(11.49%)	1.30%	4.17%	6.77%	(0.15%)		1.04%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$138,130	$180,253	$178,827	$179,409	$133,235		$167,374

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.58%	0.56%	0.57%	0.55%	0.75	%(e)	0.61%
Operating expenses including reimbursement/waiver	0.48%	0.48%	0.48%	0.48%	0.56	%(e)	0.48%
Net investment income including reimbursement/waiver	1.80%	1.83%	2.17%	2.62%	2.80	%(e)	2.95%

PORTFOLIO TURNOVER RATE(f)	6%	8%	16%	12%	14%		9%

(a)	Effective September 24, 2018, the Carret Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights

Class A	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)(b)		For the Year Ended October 31, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$11.10	$11.16	$10.97	$10.59	$10.88		$11.09

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.16	0.18	0.21	0.26	0.24		0.28
Net realized and unrealized gain/(loss) on investments	(1.45)	(0.06)	0.21	0.42	(0.29)		(0.21)
Total from investment operations	(1.29)	0.12	0.42	0.68	(0.05)		0.07

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.18)	(0.21)	(0.26)	(0.24)		(0.28)
From net realized gains on investments	(0.01)	0.00 (d)	(0.02)	(0.04)	–		–
Total Distributions	(0.17)	(0.18)	(0.23)	(0.30)	(0.24)		(0.28)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.46)	(0.06)	0.19	0.38	(0.29)		(0.21)
NET ASSET VALUE, END OF PERIOD	$9.64	$11.10	$11.16	$10.97	$10.59		$10.88

TOTAL RETURN(e)	(11.72%)	1.05%	3.91%	6.50%	(0.51%)		0.65%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,120	$3,813	$4,253	$4,145	$4,748		$11,462

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.90%	0.87%	0.86%	0.88%	1.25	%(f)	1.11%
Operating expenses including reimbursement/waiver	0.73%	0.73%	0.73%	0.73%	0.94	%(f)	0.87%
Net investment income including reimbursement/waiver	1.54%	1.58%	1.92%	2.40%	2.43	%(f)	2.56%

PORTFOLIO TURNOVER RATE(g)	6%	8%	16%	12%	14%		9%

(a)	Effective September 24, 2018, the Carret Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Less than $0.005 per share.
(e)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2022	17

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Carret Kansas Tax-Exempt Bond Fund (the “Fund” or “Kansas Tax-Exempt Bond Fund”) formally known as the American Independence Kansas Tax-Exempt Bond Fund. On September 13, 2019, Carret Asset Management, LLC (the “Adviser” or “Carret”) became the adviser to the Kansas Tax-Exempt Bond Fund, changing the Fund’s name from American Independence to Carret. The Fund’s investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund currently offers Institutional Class Shares and Class A Shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2022

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$138,066,971	$–	$138,066,971
Short Term Investments	395,931	–	–	395,931
Total	$395,931	$138,066,971	$–	$138,462,902

*	For a detailed Sector breakdown, see the accompanying Portfolio of Investments.

There were no Level 3 securities held during the year ended September 30, 2022.

Securities Purchased on a When-Issued Basis: The Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

The Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of each Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Annual Report | September 30, 2022	19

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2022

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned based on the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its investment adviser has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30, 2022 and September 30, 2021, respectively were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$1,436	$3,052,265	$145,830

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$7,205	$3,396,986	$5,864

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Kansas Tax-Exempt Bond Fund
Gross unrealized appreciation (excess of value over tax cost)	$20,179
Gross unrealized depreciation (excess of tax cost over value)	(14,838,837)
Net appreciation (depreciation) of foreign currency and derivatives	–
Net unrealized depreciation	$(14,818,658)
Cost of investments for income tax purposes	$153,281,560

Reclassifications: As of September 30, 2022, there were no permanent differences in book and tax accounting.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2022

Components of Distributable Earnings: At September 30, 2022, components of distributable earnings were as follows:

Carret Kansas Tax-Exempt Bond Fund
Undistributed ordinary income	$1,095
Undistributed Tax Exempt Income	311,890
Accumulated capital gains	8,824
Net unrealized depreciation	(14,818,658)
Other cumulative effect of timing differences(a)	(231,752)
Total	$(14,728,601)

(a)	Related to distributions payable at year end.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Kansas Tax-Exempt Bond Fund	$9,512,394	$27,608,089

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Kansas Tax-Exempt Bond Fund
Institutional Class
Shares sold	1,798,774	2,350,154
Shares issued in reinvestment of distributions to shareholders	26,632	14,189
Shares redeemed	(3,732,791)	(2,155,561)
Net increase/(decrease) in shares outstanding	(1,907,385)	208,782
Class A
Shares sold	1,646	2,833
Shares issued in reinvestment of distributions to shareholders	2,640	4,531
Shares redeemed	(231,525)	(45,094)
Net decrease in shares outstanding	(227,239)	(37,730)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 94% of the shares outstanding of the Fund are owned by one omnibus account.

Annual Report | September 30, 2022	21

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2022

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Carret Asset Management, LLC, serves as the investment adviser to the Fund. The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms by approval at an in-person meeting called for the purpose of considering such matters. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ prior written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ prior written notice.

Pursuant to a fee waiver letter agreement (“Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses, (excluding Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.48% of the Fund’s average daily net assets. The Fee Waiver Agreement is in effect through January 31, 2023, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis.

As of September 30, 2022, the balances of recoupable expenses for the Fund were as follows:

Kansas Tax-Exempt Bond Fund	Expiring in 2023	Expiring in 2024	Expiring in 2025	Total
Institutional Class	$162,771	$141,747	$171,583	$476,101
Class A	5,702	5,803	3,981	15,486

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the year ended September 30, 2022, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Class A Shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Fund’s Class A Shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Starting as of September 24, 2018, the Board authorized 0.00% to be paid on shareholder servicing fees.

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2022

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. The Fund was permitted to pay distribution and service fees at an annual rate of up to 0.25% of its Class A share assets. Distribution fees paid by the Fund for the year ended September 30, 2022, are disclosed in the Statement of Operations.

7. TRUSTEES

As of September 30, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Fund pays ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2022	23

Carret Kansas Tax-Exempt Bond Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of Carret Kansas Tax-Exempt Bond Fund and

Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Carret Kansas Tax-Exempt Bond Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years or period in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended October 31, 2017, were audited by other auditors whose report dated December 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2022

Carret Kansas Tax-Exempt Bond Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2022 (Unaudited)

On August 18, 2022, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Carret Asset Management, LLC (“Carret”) in accordance with Section 15(c) of the 1940 Act (“Carret Agreement”). The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In evaluating Carret and the fees charged under the Carret Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Carret Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Carret Kansas Tax-Exempt Bond Fund (“Carret Fund”) under the Carret Agreement. The Trustees reviewed the background materials supplied by Carret, including consolidated financial statements with its parent company, organizational chart, Form ADV, compliance reports, and expense limitation agreement.

The Trustees evaluated Carret’s history as an asset manager. The Trustees discussed the research and decision-making processes utilized by Carret, including the methods adopted to seek to achieve compliance with the investment objective, policies, and restrictions of the Carret Fund, and noted that the portfolio managers of the Fund had a clear methodology for selecting assets for inclusion in the Fund’s portfolio. The Trustees considered the background and experience of Carret’s management team, including the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Carret Fund. The Trustees reviewed the backgrounds of key investment personnel responsible for servicing the Fund and noted their education and diverse financial industry experience. The Trustees also considered the reputation of Carret and its ability to deliver all services required of an adviser. The Trustees considered Carret’s commitment to providing high quality service to the Carret Fund, as observed by the Trustees in their interaction with Carret personnel and confirmed by the officers of the Trust.

Performance: The Trustees discussed the Fund’s performance as compared to its benchmark and a third-party provided peer group. The Trustees noted that the Fund trailed the benchmark index over the 1-, 3-, and 5-year, and since inception periods, and acknowledged Carret’s representations regarding the differences in the average duration and composition of states and municipalities in the benchmark index. The Trustees also noted that the Fund performed more in line with the peer group over those time periods. The Trustees acknowledged Carret’s dedication to providing a portfolio limited primarily to Kansas municipal bonds, consistent with the mandate of the Fund’s strategy, which resulted in a four-star rating from Morningstar.

Investment Advisory Fee Rate and Net Expense Ratio: The Trustees noted that the Carret Fund’s contractual advisory fee of 0.30% was the lowest fee of its peer group, which consisted of 14 other single state municipal bond funds. The Trustees noted that the Carret Fund’s net expense ratio was lower than the peer group median level. After further consideration, the Trustees determined that the contractual annual advisory fees, taking into consideration the total net expenses for the Carret Fund, were not unreasonable for the quality of services provided.

Profitability: The Trustees received and considered information related to Carret’s profitability with respect to its relationship with the Fund. The Trustees considered the impact of the expense limitation agreement with respect to Carret’s profits earned, noting that in both 2021 and 2022, the waiver was material to Carret’s revenue and profits. The Trustees then reviewed and discussed Carret’s financial statements to analyze Carret’s financial condition and stability. The Trustees considered the level of profit earned by Carret and determined it was not excessive either in terms of a total dollar amount or as a percentage of gross revenue earned.

Comparable Accounts: The Trustees noted certain information provided by Carret regarding fees charged to its largest clients utilizing a strategy similar to that employed by the Carret Fund. Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the Trustees determined that the fee structures applicable to Carret’s other clients employing a comparable strategy to the Fund were not indicative of any unreasonableness with respect to the advisory fee payable by the Fund.

Economies of Scale: The Trustees considered whether economies of scale had been reached with respect to Carret’s management of the Fund. They recognized the benefits received by shareholders from the expense limitation agreement in place. They also considered that Fund shareholders benefit from the current scale of Carret’s advisory business, which afforded opportunities in terms of execution, access to markets, and similar benefits of institutional investing, but that the Fund’s assets under management would likely not result in material additional economies of scale for Carret.

Other Benefits to the Adviser: The Trustees considered whether any other benefits were derived by Carret from its relationship with the Fund, noting that Carret identified no ancillary benefits.

Having requested and reviewed such information from Carret as the Board believed to be reasonably necessary to evaluate the terms of the Carret Agreement, the Trustees concluded that the compensation of Carret was appropriate under the Carret Agreement and the renewal of the Carret Agreement was in the best interests of the Carret Fund and its shareholders.

Annual Report | September 30, 2022	25

Carret Kansas Tax-Exempt Bond Fund	Additional Information

September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-287-7933 or by writing to Carret Asset Management, LLC at 320 Park Avenue, 18th Floor, New York, New York 10022.

3. TAX DESIGNATIONS

For the year ended September 30, 2022, pursuant to Section 852(b)(3) of the Internal Revenue Code, Carret Kansas Tax Exempt Bond Fund designated $145,830 as long-term capital gain dividends.

For the year ended September 30, 2022, 99.95% of the distributions from net investment income for Carret Kansas Tax Exempt Bond Fund are exempt from federal income tax.

Carret Kansas Tax-Exempt Bond Fund	Liquidity Risk Management Program Disclosure

September 30, 2022 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 19, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

Annual Report | September 30, 2022	27

Carret Kansas Tax-Exempt Bond Fund	Privacy Policy

September 30, 2022 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and account transactions

●   Account balances and transaction history

●   Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We do not share.
For joint marketing with other financial companies		No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences		Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We do not share.
For non-affiliates to market to you		No	We do not share.
QUESTIONS?	Call 1-833-287-7933.

Carret Kansas Tax-Exempt Bond Fund	Privacy Policy

September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Carret Kansas Tax-Exempt Bond Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Annual Report | September 30, 2022	29

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R.J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	31

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2022 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Jill McFate, Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth year: 1977	Chief Compliance Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to the current role, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds and X-Square Balanced Fund.
Patrick Rogers, Birth year: 1966	Secretary	Since November 2021	Mr. Rogers has served as Senior Legal Counsel of ALPS since September 2021 and previously served as Compliance Counsel for Mercer Advisors from 2018 to 2021 and Contract Attorney for CACI, Inc. from 2014 to 2018.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-833-287-7933.

CLARKSTON FUNDS

CLARKSTON PARTNERS FUND
CLARKSTON FUND
CLARKSTON FOUNDERS FUND

Annual Report

SEPTEMBER 30, 2022

Shareholder Letter	2
Portfolio Update
Clarkston Partners Fund	4
Clarkston Fund	10
Clarkston Founders Fund	16
Disclosure of Fund Expenses	22
Portfolios of Investments
Clarkston Partners Fund	24
Clarkston Fund	26
Clarkston Founders Fund	28
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets
Clarkston Partners Fund	34
Clarkston Fund	35
Clarkston Founders Fund	36
Financial Highlights	38
Notes to Financial Statements	51
Report of Independent Registered Public Accounting Firm	62
Additional Information	63
Liquidity Risk Management Program	65
Privacy Policy	66
Trustees and Officers	69

Clarkston Funds	Shareholder Letter

September 30, 2022 (Unaudited)

Dear Shareholder:

The balance between growth and preservation of capital is a fine line that investors initially set or define with committed ambition. As circumstances change and feedback loops, natural reactions tend to revise or undermine the initial plan. These revisions typically build on the side of more recent performance (both positive and negative). This creates a difficult question centered on whether the new actions reflect an intrinsic change in future expectations or inadvertently impact prospective returns. While the answer likely lies somewhere in the middle, Clarkston Capital’s approach is to agnostically apply a Quality Value mandate across all environments. Individually, Quality and Value tenets are powerful, but when combined, they have the potential to create a whole greater than the parts.

We believe combining these two tenets creates potential that stems from the natural byproducts elicited by this approach. Mainly, a tendency toward idiosyncratic outcomes, which are returns that occur independently and purely as a function of a business’s operations and capital allocations. Said another way, active share alone explains why results differ from a benchmark, but idiosyncratic outcomes explain the actual timing, direction, and most importantly, the magnitude of such results. We emphasize magnitude to reiterate the influence the specific business’s fundamental results have on subsequent shareholder returns.

During the year ended September 30, 2022, the Quality and Value tenets and resulting idiosyncratic outcomes contributed to the relative outperformance of the Clarkston Funds versus their respective benchmarks. The Clarkston Partners Fund – Institutional Class returned -6.39% versus the Russell 2500TM Index return of -21.11%, the Clarkston Founders Fund – Institutional Class returned -8.74% versus the Russell Midcap® Index return of -19.39%, and the Clarkston Fund – Institutional Class returned -14.33% versus the Russell® 1000 Index return of -17.22%.

While we are never satisfied with negative absolute returns, it is always gratifying whenever the market seems to vindicate our investment philosophy, as appears to have been the case on a relative basis this past fiscal year. But short-term price movements matter little to us beyond the opportunities they provide to buy and sell shares. Our goal is to compound wealth over the long term, and we continue to believe that the best method to achieve this goal is through consistent application of our Quality Value investment approach. We are thrilled with the holdings in the Clarkston Funds and feel encouraged by the fundamental performance of the businesses held.

We thank you for your continued trust and support, and ever look forward to uncovering more value.

Thank you,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

2	www.clarkstonfunds.com

Clarkston Funds	Shareholder Letter

September 30, 2022 (Unaudited)

Past performance does not guarantee future results. The views and information discussed in this letter are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of Clarkston Capital Partners, LLC, the investment adviser to the Clarkston Funds, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. The information provided does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Clarkston Funds nor Clarkston Capital Partners, LLC accepts any liability for losses, either direct or consequential, caused by the use of this information.

Annual Report | September 30, 2022	3

Clarkston Partners Fund	Portfolio Update

September 30, 2022 (Unaudited)

Introduction

Clarkston Capital’s investment philosophy has always valued a long-term time horizon. In managing the Clarkston Partners Fund, Clarkston Capital typically invests in a small number of businesses that it considers to be high-quality and holds those businesses over long periods of time in an effort to promote portfolio-wide longevity. Times like the most recent fiscal year demonstrate that our investment strategy cannot immunize the Fund to the turbulent tides of the market, at least in the short term. Despite this period of negative absolute returns, we are modestly proud of the Fund’s relative outperformance.

Market Commentary and Performance

The market broadly declined during the twelve months ended September 30, 2022, as the Russell 3000® Index finished with a return of -17.63%. The Russell 3000® Growth Index fared worse, returning -23.01%, while the Russell 3000® Value Index returned -11.79%.

During the year ended September 30, 2022, the Clarkston Partners Fund – Institutional Class fell for a return of -6.39% versus the Russell 2500TM Index’s loss of -21.11%. Clarkston’s idiosyncratic Quality Value investment philosophy helped to mitigate returns against the market’s downturn this year.

Top Contributors

Top contributors to the Fund over the past year included Nielsen Holdings Plc (NLSN). Nielsen’s share price appreciated during the year as the Company received the necessary shareholder support to be acquired for $28 per share by a financial consortium. The transaction is expected to close in the beginning of the calendar year fourth quarter.

Organic net new assets to LPL Financial Holdings Inc.’s (LPLA) platform continued to grow at above long-term average trends due to continued platform enhancements and key strategic client wins. The higher interest rate environment in 2022 bodes well for better monetization of client cash balances. LPL also implemented a new change for overflow balances to capture more net interest economics. Platform enhancements and new affiliation model successes continue to increase the potential pool of advisors and value proposition that LPL offers.

Another top contributor, Change Healthcare, Inc. (CHNG), announced on January 6, 2021 that it had entered into an agreement to be acquired by United Healthcare for $25.75 per share. The Department of Justice sued to block the deal, forcing Change and United Health to extend the merger agreement. As part of the extension, Change Healthcare agreed to pay a $2.00 special dividend in the event the court approved the merger. The court approved the merger and the transaction closed in early October 2022.

On April 7th, 2022, CDK Global, Inc. (CDK) announced it had entered into an agreement to be acquired by Brookfield Business Partners for $54.87 per share in a transaction valued at $8.3 billion. The transaction will allow CDK to execute its long-term strategy of connecting the automotive industry and transforming the future of automotive retail. The transaction closed on July 6th, 2022.

The final top contributor to the Fund was US Ecology, Inc. (ECOL). On February 9th, 2022, U.S. Ecology announced it had reached an agreement to be acquired by Republic Services for $48 per share in a transaction valued at $2.2 billion. U.S. Ecology's network of hazardous waste landfills and transfer disposal facilities will provide vertically integrated capabilities for Republic's environment solutions footprint. The transaction closed on May 2nd, 2022.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2022 (Unaudited)

Bottom Contributors

The bottom contributors this year included Altice USA, Inc. Class A (ATUS). Shares of Altice declined during the year as the Company experienced residential broadband subscriber losses and announced a multi-year capital investment plan to fiberize over two-thirds of its footprint. Despite short-term challenges, we remain confident in the long-term trajectory of the business, which is supported by organic investments the Company is making in fiber, footprint expansion, and customer service. Altice announced CEO Dexter Goei would be transitioning to a new role as Executive Chairman and would be succeeded by Dennis Mathew, who has 17 years of experience at Comcast.

Stericycle, Inc. (SRCL) continues to embark on the process of implementing an enterprise resource planning (ERP) system. This system will enhance integration and data visibility throughout the organization as Stericycle has acquired numerous Mom and Pop competitors throughout its history. Throughout implementation, the ERP has previously faced a series of delays as Management navigated COVID-19 and faced headwinds with data integration of the Document Destruction business. This has delayed expected progress and weighed on the shares as a result. The outlook for Stericycle remains positive as they have reaffirmed long-term targets despite headwinds, have continued to strengthen the balance sheet, expecting to reach a net leverage (Debt divided by Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”)) of below 3.0x by early FY2022, and continue to optimize the portfolio by divesting non-core assets.

Shares of Clarivate PLC (CLVT), another bottom contributor, declined over the year as financial results fell short of expectations due to heightened FX headwinds and softer demand for transactional data sales and consulting. Clarivate completed its acquisition of ProQuest in December 2021, creating a comprehensive platform of research content, workflow software, and analytical tools to the global academic and government sectors. The Company expects to realize approximately half of the $100M cost synergies in fiscal year 2022. Jerre Stead, former CEO of Clarivate, announced his retirement on September 1st, 2022. Stead was succeeded by Jonathan Gear, former CFO of IHS Markit, who brings two decades of executive leadership experience in technology and information services companies.

Affiliated Manager’s Group, Inc.'s (AMG) share price declined during the year due to global asset price declines, which negatively impacted AMG and its affiliates. During the year, AMG announced it had entered an agreement to sell its 15% stake in Baring Private Equity Asia to EQT for around $1.1 billion. The transaction is expected to close in the calendar year fourth quarter of 2022. AMG continues to buy back shares aggressively and plans to repurchase around $400 million worth of shares in their fiscal year 2022.

Rounding out the bottom contributors was Artisan Partners Asset Management, Inc. (APAM). Artisan's shares declined due to the broad sell off in global markets over the last year, which resulted in lower AUM, revenue, and profit. Artisan launched four new investment strategies to capitalize on future client demand trends including China Post Venture, Emerging Markets Debt Opportunities, and Global Unconstrained. The Company paid out quarterly and special dividends in the last year totaling $4.18 per share, representing a mid-teens dividend yield on the closing share price at quarter end.

Annual Report | September 30, 2022	5

Clarkston Partners Fund	Portfolio Update

September 30, 2022 (Unaudited)

Conclusion

We believe the Fund’s portfolio is well positioned to have higher prospective returns with better quality as we exit the fiscal year of 2022. Though the Fund posted negative absolute returns over the fiscal year, it experienced good relative performance and we believe is poised to benefit from judicious deployment of capital as valuations in the current investing environment grow ever more attractive.

6	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Change Healthcare, Inc.	11.45%
LPL Financial Holdings, Inc.	9.99%
Clarivate PLC	6.67%
Molson Coors Beverage Co.	5.23%
Stericycle, Inc.	5.19%
Hillenbrand, Inc.	5.17%
Affiliated Managers Group, Inc.	4.88%
Willis Towers Watson PLC	4.52%
Post Holdings, Inc.	4.47%
US Foods Holding Corp.	4.14%
Top Ten Holdings	61.71%

Sector Allocation (as a % of Net Assets)*

Financials	27.56%
Consumer Staples	19.43%
Technology	18.12%
Industrials	9.57%
Consumer Discretionary	8.84%
Utilities	5.19%
Telecommunications	4.10%
Cash, Cash Equivalents, & Other Net Assets	7.19%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2022	7

Clarkston Partners Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2022)

	1 Year	3 Year	5 Year	Since Inception*
Clarkston Partners Fund – Founders Class	-6.31%	7.42%	6.87%	8.28%
Clarkston Partners Fund – Institutional Class	-6.39%	7.31%	6.76%	8.15%
Russell 2500TM Index TR	-21.11%	5.36%	5.45%	7.55%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is September 15, 2015.

The Russell 2500TM Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index TR is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index TR is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

8	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2022 (Unaudited)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Founders Class and Institutional Class shares (as reported in the January 28, 2022 Prospectus), are 0.88% and 0.85% and 1.03% and 1.00%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

All references to portfolio holdings are as of September 30, 2022.

Annual Report | September 30, 2022	9

Clarkston Fund	Portfolio Update

September 30, 2022 (Unaudited)

Introduction

Clarkston Capital’s investment philosophy has always valued a long-term time horizon. In managing the Clarkston Fund, Clarkston Capital typically invests in a small number of businesses that it considers to be high-quality and holds those businesses over long periods of time in an effort to promote portfolio-wide longevity. Times like the most recent fiscal year demonstrate that our investment strategy cannot immunize the Fund to the turbulent tides of the market, at least in the short term. Despite this period of negative absolute returns, we are modestly proud of the Fund’s relative outperformance.

Market Commentary and Performance

The market broadly declined during the twelve months ended September 30, 2022, as the Russell 3000® Index finished with a return of -17.63%. The Russell 3000® Growth Index fared worse, returning -23.01%, while the Russell 3000® Value Index returned -11.79%.

During the year ended September 30, 2022, the Clarkston Fund – Institutional Class fell for a return of -14.33% versus the Russell 1000® Index’s loss of -17.22%. Clarkston’s idiosyncratic Quality Value investment philosophy helped to mitigate returns against the market’s downturn this year.

Top Contributors

Top contributors to the Fund over the past year included Nielsen Holdings Plc (NLSN). Nielsen’s share price appreciated during the year as the Company received the necessary shareholder support to be acquired for $28 per share by a financial consortium. The transaction is expected to close in the beginning of the calendar year fourth quarter.

Organic net new assets to LPL Financial Holdings Inc.’s (LPLA) platform continued to grow at above long-term average trends due to continued platform enhancements and key strategic client wins. The higher interest rate environment in 2022 bodes well for better monetization of client cash balances. LPL also implemented a new change for overflow balances to capture more net interest economics. Platform enhancements and new affiliation model successes continue to increase the potential pool of advisors and value proposition that LPL offers.

Throughout the year, Lamb Weston Holdings, Inc. (LW), another top contributor, continued to recover from headwinds driven by a sub-par potato crop in 2021. Lamb recorded record sales of $4.2 billion in fiscal year 2022. As demand for french fries remained strong, Lamb Weston leveraged its ability to pass along rising costs through a series of price increases to consumers. French fries continue to serve as high profit margin product for restaurants and QSR's (quick-service restaurants), suggesting resilience in weaker economic environments.

Share prices of Microsoft Corporation (MSFT) quickly climbed to a level far above our determination of its intrinsic value during the previous twelve months, to the point where we eliminated it from the portfolio in the last calendar quarter of 2021.

Shares of Molson Coors Beverage Company Class B (TAP), the final top contributor, performed well during the year as Management continued to execute on their Revitalization Plan while simultaneously reducing leverage to further strengthen the balance sheet. Brands such as Coors Light and Miller Lite provided a steady foundation of cash flows allowing Management to premium-ize their portfolio through innovations such as Topo Chico hard seltzer, Blue Moon Light Sky, and others. As inflation persisted, Molson Coors was able to pass along rising costs through price increases to consumers.

10	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2022 (Unaudited)

Bottom Contributors

The bottom contributors this year included Altice USA, Inc. Class A (ATUS). Shares of Altice declined during the year as the Company experienced residential broadband subscriber losses and announced a multi-year capital investment plan to fiberize over two-thirds of its footprint. Despite short-term challenges, we remain confident in the long-term trajectory of the business, which is supported by organic investments the Company is making in fiber, footprint expansion, and customer service. Altice announced CEO Dexter Goei would be transitioning to a new role as Executive Chairman and would be succeeded by Dennis Mathew, who has 17 years of experience at Comcast.

General Electric Company’s (GE) share price declined over the year as supply chain constraints, the Russia-Ukraine war, and China’s COVID impact weighed on the Company's FY2022 guidance. First quarter 2022 results were highlighted by an improvement in services, orders, and cash across the Company. General Electric continues to leverage digital tools to improve its operations to navigate this challenging macro environment. Despite these macro headwinds, GE delivered strong performance last quarter with growth in orders, revenue, and cash flow led by Aerospace as the commercial market continued to recover. Plans remain on-track to launch three independent, investment-grade, industry-leading companies beginning with the tax-free spinoff of its Healthcare segment in early 2023.

Shares of Clarivate PLC (CLVT), another bottom contributor, declined over the year as financial results fell short of expectations due to heightened FX headwinds and softer demand for transactional data sales and consulting. Clarivate completed its acquisition of ProQuest in December 2021, creating a comprehensive platform of research content, workflow software, and analytical tools to the global academic and government sectors. The Company expects to realize approximately half of the $100M cost synergies in fiscal year 2022. Jerre Stead, former CEO of Clarivate, announced his retirement on September 1st, 2022. Stead was succeeded by Jonathan Gear, former CFO of IHS Markit, who brings two decades of executive leadership experience in technology and information services companies.

Capital One Financial Corporation (COF) faced headwinds this year as abnormally strong consumer credit strength from the pandemic stimulus led to lower credit card loan growth in the portfolio. Fears of a potential recession and higher interest rates led to anticipations of higher loan loss provisions and associated lower earnings.

Rounding out the bottom contributors was FedEx Corporation (FDX). Coming off a record fiscal year 2021, FedEx faced operating headwinds from rising purchased transportation costs and difficult macroeconomic conditions as package volumes began to slow. We expect FedEx to continue to navigate the rising cost environment by leveraging the ability to raise prices. They utilized a series of price increases in FY2022 and announced a general rate increase (GRI) of ~6.9% for most services in fiscal 2023. Despite near-term headwinds, the long-term outlook for FedEx remains positive in our opinion as Management is taking a proactive approach to combat rising costs by announcing ~$2.5 billion of cost outs in fiscal year 2023 and an additional $4 billion through fiscal year 2025.

Annual Report | September 30, 2022	11

Clarkston Fund	Portfolio Update

September 30, 2022 (Unaudited)

Conclusion

We believe the Fund’s portfolio is well positioned to have higher prospective returns with better quality as we exit the fiscal year of 2022. Though the Fund posted negative absolute returns over the fiscal year, it experienced good relative performance and we believe is poised to benefit from judicious deployment of capital as valuations in the current investing environment grow ever more attractive.

12	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Clarivate PLC	6.67%
Molson Coors Beverage Co.	6.44%
FedEx Corp.	6.12%
Willis Towers Watson PLC	5.39%
US Foods Holding Corp.	5.12%
Anheuser-Busch InBev SA/NV	4.94%
General Electric Co.	4.74%
Affiliated Managers Group, Inc.	4.67%
Altice USA, Inc.	4.23%
Nielsen Holdings PLC	4.00%
Top Ten Holdings	52.32%

Sector Allocation (as a % of Net Assets)*

Consumer Staples	25.91%
Financials	23.51%
Industrials	19.89%
Consumer Discretionary	7.46%
Technology	6.67%
Telecommunications	4.23%
Cash, Cash Equivalents, & Other Net Assets	12.33%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2022	13

Clarkston Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2022)

	1 Year	3 Year	5 Year	Since Inception*
Clarkston Fund – Institutional Class	-14.33%	3.96%	5.72%	6.76%
Russell 1000® Index TR	-17.22%	7.95%	9.00%	10.68%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is April 1, 2016.

The Russell 1000® Index TR measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index TR represents approximately 92% of the U.S. market. The Russell 1000® Index TR is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

14	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2022 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 28, 2022 Prospectus), are 0.84% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

All references to portfolio holdings are as of September 30, 2022.

Annual Report | September 30, 2022	15

Clarkston Founders Fund	Portfolio Update

September 30, 2022 (Unaudited)

Introduction

Clarkston Capital’s investment philosophy has always valued a long-term time horizon. In managing the Clarkston Founders Fund, Clarkston Capital typically invests in a small number of businesses that it considers to be high-quality and holds those businesses over long periods of time in an effort to promote portfolio-wide longevity. Times like the most recent fiscal year demonstrate that our investment strategy cannot immunize the Fund to the turbulent tides of the market, at least in the short term. Despite this period of negative absolute returns, we are modestly proud of the Fund’s relative outperformance.

Market Commentary and Performance

The market broadly declined during the twelve months ended September 30, 2022, as the Russell 3000® Index finished with a return of -17.63%. The Russell 3000® Growth Index fared worse, returning -23.01%, while the Russell 3000® Value Index returned -11.79%.

During the year ended September 30, 2022, the Clarkston Founders Fund – Institutional Class fell for a return of -8.74% versus the Russell Midcap® Index’s loss of -19.39%. Clarkston’s idiosyncratic Quality Value investment philosophy helped to mitigate returns against the market’s downturn this year.

Top Contributors

Top contributors to the Fund over the past year included Nielsen Holdings Plc (NLSN). Nielsen’s share price appreciated during the year as the Company received the necessary shareholder support to be acquired for $28 per share by a financial consortium. The transaction is expected to close in the beginning of the calendar year fourth quarter.

Another top contributor, Change Healthcare, Inc. (CHNG), announced on January 6, 2021 that it had entered into an agreement to be acquired by United Healthcare for $25.75 per share. The Department of Justice sued to block the deal, forcing Change and United Health to extend the merger agreement. As part of the extension, Change Healthcare agreed to pay a $2.00 special dividend in the event the court approved the merger. The court approved the merger and the transaction closed in early October 2022.

On April 7th, 2022, CDK Global, Inc. (CDK) announced it had entered into an agreement to be acquired by Brookfield Business Partners for $54.87 per share in a transaction valued at $8.3 billion. The transaction will allow CDK to execute its long-term strategy of connecting the automotive industry and transforming the future of automotive retail. The transaction closed on July 6th, 2022.

Organic net new assets to LPL Financial Holdings Inc.’s (LPLA) platform continued to grow at above long-term average trends due to continued platform enhancements and key strategic client wins. The higher interest rate environment in 2022 bodes well for better monetization of client cash balances. LPL also implemented a new change for overflow balances to capture more net interest economics. Platform enhancements and new affiliation model successes continue to increase the potential pool of advisors and value proposition that LPL offers.

The final top contributor to the Fund was Brown & Brown, Inc. (BRO). During the fiscal year, Brown & Brown acquired and integrated three insurance brokerages with accretive performance. The insurance premium environment reflected a “hard” pricing market, leading to an uptick in commissions and fees to Brown & Brown.

16	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2022 (Unaudited)

Bottom Contributors

The bottom contributors this year included Altice USA, Inc. Class A (ATUS). Shares of Altice declined during the year as the Company experienced residential broadband subscriber losses and announced a multi-year capital investment plan to fiberize over two-thirds of its footprint. Despite short-term challenges, we remain confident in the long-term trajectory of the business, which is supported by organic investments the Company is making in fiber, footprint expansion, and customer service. Altice announced CEO Dexter Goei would be transitioning to a new role as Executive Chairman and would be succeeded by Dennis Mathew, who has 17 years of experience at Comcast.

Shares of Clarivate PLC (CLVT), another bottom contributor, declined over the year as financial results fell short of expectations due to heightened FX headwinds and softer demand for transactional data sales and consulting. Clarivate completed its acquisition of ProQuest in December 2021, creating a comprehensive platform of research content, workflow software, and analytical tools to the global academic and government sectors. The Company expects to realize approximately half of the $100M cost synergies in fiscal year 2022. Jerre Stead, former CEO of Clarivate, announced his retirement on September 1st, 2022. Stead was succeeded by Jonathan Gear, former CFO of IHS Markit, who brings two decades of executive leadership experience in technology and information services companies.

Stericycle, Inc. (SRCL) continues to embark on the process of implementing an enterprise resource planning (ERP) system. This system will enhance integration and data visibility throughout the organization as Stericycle has acquired numerous Mom and Pop competitors throughout its history. Throughout implementation, the ERP has previously faced a series of delays as Management navigated COVID-19 and faced headwinds with data integration of the Document Destruction business. This has delayed expected progress and weighed on the shares as a result. The outlook for Stericycle remains positive as they have reaffirmed long-term targets despite headwinds, have continued to strengthen the balance sheet, expecting to reach a net leverage (Debt divided by Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”)) of below 3.0x by early FY2022, and continue to optimize the portfolio by divesting non-core assets.

Affiliated Manager’s Group, Inc.'s (AMG) share price declined during the year due to global asset price declines, which negatively impacted AMG and its affiliates. During the year, AMG announced it had entered an agreement to sell its 15% stake in Baring Private Equity Asia to EQT for around $1.1 billion. The transaction is expected to close in the calendar year fourth quarter of 2022. AMG continues to buy back shares aggressively and plans to repurchase around $400 million worth of shares in their fiscal year 2022.

Rounding out the bottom contributors was FedEx Corporation (FDX). Coming off a record fiscal year 2021, FedEx faced operating headwinds from rising purchased transportation costs and difficult macroeconomic conditions as package volumes began to slow. We expect FedEx to continue to navigate the rising cost environment by leveraging the ability to raise prices. They utilized a series of price increases in FY2022 and announced a general rate increase (GRI) of ~6.9% for most services in fiscal 2023. Despite near-term headwinds, the long-term outlook for FedEx remains positive in our opinion as Management is taking a proactive approach to combat rising costs by announcing ~$2.5 billion of cost outs in fiscal year 2023 and an additional $4 billion through fiscal year 2025.

Annual Report | September 30, 2022	17

Clarkston Founders Fund	Portfolio Update

September 30, 2022 (Unaudited)

Conclusion

We believe the Fund’s portfolio is well positioned to have higher prospective returns with better quality as we exit the fiscal year of 2022. Though the Fund posted negative absolute returns over the fiscal year, it experienced good relative performance and we believe is poised to benefit from judicious deployment of capital as valuations in the current investing environment grow ever more attractive.

18	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Change Healthcare, Inc.	8.54%
Clarivate PLC	6.60%
Molson Coors Beverage Co.	5.84%
Stericycle, Inc.	5.50%
Post Holdings, Inc.	5.46%
US Foods Holding Corp.	5.36%
FedEx Corp.	5.35%
Willis Towers Watson PLC	5.25%
Affiliated Managers Group, Inc.	4.85%
LPL Financial Holdings, Inc.	4.72%
Top Ten Holdings	57.47%

Sector Allocation (as a % of Net Assets)*

Financials	24.51%
Consumer Staples	22.99%
Technology	15.14%
Industrials	7.61%
Consumer Discretionary	7.16%
Utilities	5.50%
Telecommunications	4.41%
Cash, Cash Equivalents, & Other Net Assets	12.68%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2022	19

Clarkston Founders Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2022)

	1 Year	3 Year	5 Year	Since Inception*
Clarkston Founders Fund – Founders Class	-8.64%	–	–	-7.13%
Russell Midcap® Index TR	-19.39%	–	–	-9.00%
Clarkston Founders Fund – Institutional Class	-8.74%	7.16%	6.76%	7.11%
Russell Midcap® Index TR	-19.39%	5.19%	6.48%	7.34%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Founders Class inception date is February 16, 2021 and Institutional Class inception date is January 31, 2017.

The Russell Midcap® Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. public companies.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

20	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2022 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class and Founders Class shares (as reported in the January 28, 2022 Prospectus, are 1.01% and 0.95% and 0.86% and 0.80%, respectively. The Fund's investment advisor has contractually agreed to limit expenses through January 31, 2023.

All references to portfolio holdings are as of September 30, 2022.

Annual Report | September 30, 2022	21

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund, Clarkston Fund, or Clarkston Founders Fund (the “Funds”), you incur one type of cost, ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2022 and held through September 30, 2022.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2022 – September 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expense Ratio(a)	Expenses Paid During Period April 1, 2022 - September 30, 2022(b)
Clarkston Partners Fund
Founders Class
Actual	$1,000.00	$883.80	0.85%	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Institutional Class
Actual	$1,000.00	$883.20	0.94%	$4.44
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	0.94%	$4.76

Clarkston Fund
Institutional Class
Actual	$1,000.00	$817.00	0.65%	$2.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

Clarkston Founders Fund
Founders Class
Actual	$1,000.00	$862.40	0.80%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	0.80%	$4.05

Institutional Class
Actual	$1,000.00	$862.30	0.90%	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	0.90%	$4.56

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2022	23

Clarkston Partners Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
COMMON STOCK (92.81%)
Consumer Discretionary (8.84%)
IAA, Inc.(a)	875,000	$27,868,750
John Wiley & Sons, Inc., Class A	1,090,000	40,940,400
Nielsen Holdings PLC	2,050,000	56,826,000
Total Consumer Discretionary		125,635,150

Consumer Staples (19.43%)
Energizer Holdings, Inc.	1,489,088	37,435,672
Molson Coors Beverage Co., Class B	1,550,000	74,384,500
Post Holdings, Inc.(a)	775,000	63,480,250
Sysco Corp.	594,933	42,067,713
US Foods Holding Corp.(a)	2,225,000	58,829,000
Total Consumer Staples		276,197,135

Financials (27.56%)(b)
Affiliated Managers Group, Inc.	620,198	69,369,146
Artisan Partners Asset Management, Inc., Class A	936,119	25,209,685
Brown & Brown, Inc.	875,000	52,920,000
Franklin Resources, Inc.	1,760,000	37,875,200
LPL Financial Holdings, Inc.	650,000	142,012,000
Willis Towers Watson PLC	320,000	64,300,800
Total Financials		391,686,831

Industrials (9.57%)
CH Robinson Worldwide, Inc.	289,616	27,892,917
Enerpac Tool Group Corp., Class A	1,944,175	34,664,640
Hillenbrand, Inc.	2,000,000	73,440,000
Total Industrials		135,997,557

Technology (18.12%)
Change Healthcare, Inc.(a)	5,920,000	162,740,800
Clarivate PLC(a)	10,100,000	94,839,000
Total Technology		257,579,800

Telecommunications (4.10%)
Altice USA, Inc., Class A(a)	10,000,000	58,300,000

See Notes to Financial Statements.

24	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Utilities (5.19%)
Stericycle, Inc.(a)	1,750,000	$73,692,500

TOTAL COMMON STOCK
(Cost $1,109,778,513)		1,319,088,973

TOTAL INVESTMENTS (92.81%)		$1,319,088,973
(Cost $1,109,778,513)

OTHER ASSETS IN EXCESS OF LIABILITIES (7.19%)		102,163,586

NET ASSETS (100.00%)		$1,421,252,559

(a)	Non-income producing security.
(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2022	25

Clarkston Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
COMMON STOCK (87.67%)
Consumer Discretionary (7.46%)
Netflix, Inc.(a)	10,000	$2,354,400
Nielsen Holdings PLC	145,000	4,019,400
The Walt Disney Co.(a)	12,000	1,131,960
Total Consumer Discretionary		7,505,760

Consumer Staples (25.91%)(b)
Anheuser-Busch InBev SA/NV, Sponsored ADR	110,000	4,967,600
Lamb Weston Holdings, Inc.	37,000	2,863,060
Molson Coors Beverage Co., Class B	135,000	6,478,650
Post Holdings, Inc.(a)	40,000	3,276,400
Sysco Corp.	47,000	3,323,370
US Foods Holding Corp.(a)	195,000	5,155,800
Total Consumer Staples		26,064,880

Financials (23.51%)
Affiliated Managers Group, Inc.	42,000	4,697,700
Brown & Brown, Inc.	62,000	3,749,760
Franklin Resources, Inc.	135,000	2,905,200
LPL Financial Holdings, Inc.	16,000	3,495,680
The Charles Schwab Corp.	47,000	3,377,890
Willis Towers Watson PLC	27,000	5,425,380
Total Financials		23,651,610

Industrials (19.89%)
American Express Co.	27,200	3,669,552
Capital One Financial Corp.	26,000	2,396,420
CH Robinson Worldwide, Inc.	21,000	2,022,510
FedEx Corp.	41,500	6,161,505
General Electric Co.	77,000	4,767,070
Mastercard, Inc., Class A	3,500	995,190
Total Industrials		20,012,247

Technology (6.67%)
Clarivate PLC(a)	715,000	6,713,850

See Notes to Financial Statements.

26	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Telecommunications (4.23%)
Altice USA, Inc., Class A(a)	730,000	$4,255,900

TOTAL COMMON STOCK
(Cost $96,311,896)		88,204,247

TOTAL INVESTMENTS (87.67%)		$88,204,247
(Cost $96,311,896)

OTHER ASSETS IN EXCESS OF LIABILITIES (12.33%)		12,406,170

NET ASSETS (100.00%)		$100,610,417

(a)	Non-income producing security.

(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2022	27

Clarkston Founders Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
COMMON STOCK (87.32%)
Consumer Discretionary (7.16%)
IAA, Inc.(a)	530,000	$16,880,500
Nielsen Holdings PLC	825,000	22,869,000
Total Consumer Discretionary		39,749,500

Consumer Staples (22.99%)
Anheuser-Busch InBev SA/NV, Sponsored ADR	580,000	26,192,800
Molson Coors Beverage Co., Class B	675,000	32,393,250
Post Holdings, Inc.(a)	370,000	30,306,700
Sysco Corp.	127,000	8,980,170
US Foods Holding Corp.(a)	1,125,000	29,745,000
Total Consumer Staples		127,617,920

Financials (24.51%)
Affiliated Managers Group, Inc.	240,879	26,942,316
Brown & Brown, Inc.	390,000	23,587,200
Franklin Resources, Inc.	800,000	17,216,000
LPL Financial Holdings, Inc.	120,000	26,217,600
The Charles Schwab Corp.	180,000	12,936,600
Willis Towers Watson PLC	145,000	29,136,300
Total Financials		136,036,016

Industrials (7.61%)
CH Robinson Worldwide, Inc.	130,000	12,520,300
FedEx Corp.	200,000	29,694,000
Total Industrials		42,214,300

Technology (15.14%)
Change Healthcare, Inc.(a)	1,725,000	47,420,250
Clarivate PLC(a)	3,900,000	36,621,000
Total Technology		84,041,250

Telecommunications (4.41%)
Altice USA, Inc., Class A(a)	4,200,000	24,486,000

Utilities (5.50%)
Stericycle, Inc.(a)	725,000	30,529,750

TOTAL COMMON STOCK
(Cost $524,262,241)		484,674,736

See Notes to Financial Statements.

28	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio of Investments

September 30, 2022

TOTAL INVESTMENTS (87.32%)
(Cost $524,262,241)	$484,674,736

OTHER ASSETS IN EXCESS OF LIABILITIES (12.68%)	70,400,442

NET ASSETS (100.00%)	$555,075,178

(a)	Non-income producing security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2022	29

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2022

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
ASSETS:
Investments, at value (Cost $1,109,778,513, $96,311,896 and $524,262,241)	$1,319,088,973	$88,204,247	$484,674,736
Cash and cash equivalents	90,544,833	11,953,320	62,421,401
Receivable for investments sold	31,879,776	1,524,685	12,757,752
Receivable for shares sold	724,780	59,189	657,823
Dividends and interest receivable	934,341	165,453	642,377
Receivable from custodian	59,932	5,591	26,375
Other assets	36,069	8,749	24,489
Total Assets	1,443,268,704	101,921,234	561,204,953

LIABILITIES:
Payable for administration and transfer agent fees	54,310	11,469	20,174
Payable for investments purchased	19,820,531	1,211,117	4,015,106
Payable for shares redeemed	808,053	467	1,664,255
Payable to adviser	916,824	29,419	323,575
Payable for shareholder service fees	209,056	22,307	–
Payable for printing fees	25,210	1,624	2,991
Payable for professional fees	64,339	19,744	42,989
Payable for trustees' fees and expenses	107,791	8,174	47,837
Payable to Chief Compliance Officer fees	2,735	377	1,880
Accrued expenses and other liabilities	7,296	6,119	10,968
Total Liabilities	22,016,145	1,310,817	6,129,775
NET ASSETS	$1,421,252,559	$100,610,417	$555,075,178

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,115,135,530	$104,888,943	$584,354,958
Total distributable earnings	306,117,029	(4,278,526)	(29,279,780)
NET ASSETS	$1,421,252,559	$100,610,417	$555,075,178

See Notes to Financial Statements.

30	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2022

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$14.61	N/A	$13.72
Net Assets	$600,878,739	N/A	$404,512,349
Shares of beneficial interest outstanding	41,135,435	N/A	29,475,834
Institutional Class:
Net Asset Value, offering and redemption price per share	$14.52	$12.28	$13.71
Net Assets	$820,373,820	$100,610,417	$150,562,829
Shares of beneficial interest outstanding	56,511,736	8,192,789	10,982,807

See Notes to Financial Statements.

Annual Report | September 30, 2022	31

Clarkston Funds	Statements of Operations

For the Year Ended September 30, 2022

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
INVESTMENT INCOME:
Dividends	$16,343,931	$1,145,651	$4,822,919
Foreign taxes withheld	–	(14,112)	(77,670)
Total Investment Income	16,343,931	1,131,539	4,745,249

EXPENSES:
Investment advisory fees (Note 6)	12,381,742	532,441	3,998,254
Administration fees	598,228	53,354	208,492
Shareholder service fees
Institutional Class	769,744	104,566	152,253
Custody fees	21,615	1,291	–
Legal fees	110,689	7,550	42,783
Audit and tax fees	16,550	15,550	15,550
Transfer agent fees	59,631	31,716	28,969
Trustees fees and expenses	151,920	10,582	58,937
Registration and filing fees	72,714	30,721	62,985
Printing fees	37,372	6,137	12,057
Chief Compliance Officer fees	32,760	2,439	12,086
Insurance fees	39,182	2,444	14,924
Other expenses	21,750	9,660	14,199
Total Expenses	14,313,897	808,451	4,621,489
Less fees waived by investment adviser
(Note 6)
Founders Class	(167,096)	N/A	(164,493)
Institutional Class	(223,604)	(118,133)	(62,763)
Advisory waiver recapture (Note 6)
Founders Class	–	N/A	19,166
Institutional Class	–	–	6,825
Total fees waived by investment adviser
(Note 6)	(390,700)	(118,133)	(201,265)
Net Expenses	13,923,197	690,318	4,420,224
NET INVESTMENT INCOME	2,420,734	441,221	325,025

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	98,854,318	3,450,344	9,985,499
Net realized gain	98,854,318	3,450,344	9,985,499
Change in unrealized appreciation/(depreciation) on:
Investments	(198,497,042)	(20,414,660)	(66,474,153)
Net change	(198,497,042)	(20,414,660)	(66,474,153)

See Notes to Financial Statements.

32	www.clarkstonfunds.com

Clarkston Funds	Statements of Operations

For the Year Ended September 30, 2022

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(99,642,724)	(16,964,316)	(56,488,654)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(97,221,990)	$(16,523,095)	$(56,163,629)

See Notes to Financial Statements.

Annual Report | September 30, 2022	33

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$2,420,734	$5,173,508
Net realized gain on investments	98,854,318	7,492,502
Net change in unrealized appreciation/(depreciation) on investments	(198,497,042)	312,272,217
Net increase/(decrease) in net assets resulting from operations	(97,221,990)	324,938,227

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(5,701,455)	(24,894,074)
Institutional Class	(7,099,781)	(24,895,825)
Total distributions	(12,801,236)	(49,789,899)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class
Shares sold	465,441	12,245,916
Dividends reinvested	171,083	743,721
Shares redeemed	(23,279,329)	(37,748,713)
Net decrease from beneficial share transactions	(22,642,805)	(24,759,076)

Institutional Class
Shares sold	146,592,102	244,242,554
Dividends reinvested	6,831,790	24,780,467
Shares redeemed	(114,674,521)	(132,710,776)
Net increase from beneficial share transactions	38,749,371	136,312,245
Net increase/(decrease) in net assets	(93,916,660)	386,701,497

NET ASSETS:
Beginning of year	1,515,169,219	1,128,467,722
End of year	$1,421,252,559	$1,515,169,219

See Notes to Financial Statements.

34	www.clarkstonfunds.com

Clarkston Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$441,221	$361,472
Net realized gain on investments	3,450,344	2,872,306
Net change in unrealized appreciation/(depreciation) on investments	(20,414,660)	10,078,749
Net increase/(decrease) in net assets resulting from operations	(16,523,095)	13,312,527

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(3,222,736)	(3,280,402)
Total distributions	(3,222,736)	(3,280,402)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	30,467,358	43,745,785
Dividends reinvested	3,212,812	3,267,291
Shares redeemed	(11,259,625)	(7,588,219)
Net increase from beneficial share transactions	22,420,545	39,424,857
Net increase in net assets	2,674,714	49,456,982

NET ASSETS:
Beginning of year	97,935,703	48,478,721
End of year	$100,610,417	$97,935,703

See Notes to Financial Statements.

Annual Report | September 30, 2022	35

Clarkston Founders Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS:
Net investment income	$325,025	$320,936
Net realized gain on investments	9,985,499	1,897,401
Net change in unrealized appreciation/(depreciation) on investments	(66,474,153)	20,560,759
Net increase/(decrease) in net assets resulting from operations	(56,163,629)	22,779,096

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(1,473,096)	–
Institutional Class	(653,203)	(2,151,069)
Total distributions	(2,126,299)	(2,151,069)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class(a)
Shares sold	220,464,555	314,236,098
Dividends reinvested	64,414	–
Shares redeemed	(51,699,840)	(24,156,962)
Net increase from beneficial share transactions	168,829,129	290,079,136

Institutional Class
Shares sold	37,141,091	243,218,337
Dividends reinvested	651,530	918,880
Shares redeemed	(11,093,696)	(213,118,346)
Net increase from beneficial share transactions	26,698,925	31,018,871
Net increase in net assets	137,238,126	341,726,034

NET ASSETS:
Beginning of year	417,837,052	76,111,018
End of year	$555,075,178	$417,837,052

(a)	The Founders Class commenced operations on February 17, 2021.

See Notes to Financial Statements.

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Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

38	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
$15.73	$12.61	$12.81	$13.29	$12.39

0.03	0.06	0.10	0.14	0.08
(1.01)	3.62	0.21	0.17	0.99
(0.98)	3.68	0.31	0.31	1.07

(0.06)	(0.06)	(0.13)	(0.09)	(0.04)
(0.08)	(0.50)	(0.38)	(0.70)	(0.13)
(0.14)	(0.56)	(0.51)	(0.79)	(0.17)
(1.12)	3.12	(0.20)	(0.48)	0.90
$14.61	$15.73	$12.61	$12.81	$13.29

(6.31%)	29.47%	2.18%	3.49%	8.70%

$600,879	$669,345	$553,691	$451,294	$445,516

0.88%	0.88%	0.91%	0.92%	0.94%
0.85%	0.85%	0.85%	0.85%	0.85%
0.21%	0.40%	0.77%	1.16%	0.60%

21%	9%	25%	10%	23%

(a)	Calculated using the average shares method.

(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	39

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

40	www.clarkstonfunds.com

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
$15.64		$12.55		$12.76		$13.24		$12.36

0.02		0.05		0.08		0.13		0.06
(1.01)		3.59		0.21		0.18		0.99
(0.99)		3.64		0.29		0.31		1.05

(0.05)		(0.05)		(0.12)		(0.09)		(0.04)
(0.08)		(0.50)		(0.38)		(0.70)		(0.13)
(0.13)		(0.55)		(0.50)		(0.79)		(0.17)
(1.12)		3.09		(0.21)		(0.48)		0.88
$14.52		$15.64		$12.55		$12.76		$13.24

(6.39%)		29.33%		2.07%		3.45%		8.52%

$820,374		$845,824		$574,777		$481,709		$429,622

0.96%		0.98%		1.01%		1.03%		1.08%
0.94	%(c)	0.95	%(c)	0.95	%(c)	0.96	%(c)	0.98	%(c)
0.12%		0.30%		0.68%		1.04%		0.47%

21%		9%		25%		10%		23%

See Notes to Financial Statements.

Annual Report | September 30, 2022	41

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.

(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019, and September 30, 2018, respectively, in the amount of 0.06%, 0.05%, 0.05%, 0.04%, and 0.02% of average net assets of Institutional shares.

See Notes to Financial Statements.

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Page Intentionally Left Blank

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations
LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD
TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

44	www.clarkstonfunds.com

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
$14.80		$12.05		$12.50		$11.99		$11.46

0.06		0.07		0.17		0.22		0.19
(2.11)		3.49		(0.05)		0.94		0.49
(2.05)		3.56		0.12		1.16		0.68

(0.05)		(0.16)		(0.14)		(0.26)		(0.15)
(0.42)		(0.65)		(0.43)		(0.39)		(0.00	)(b)
(0.47)		(0.81)		(0.57)		(0.65)		(0.15)
(2.52)		2.75		(0.45)		0.51		0.53
$12.28		$14.80		$12.05		$12.50		$11.99
(14.33%)		30.08%		0.81%		10.92%		5.99%

$100,610		$97,936		$48,479		$54,644		$31,673

0.76%		0.80%		0.86%		0.93%		0.93%
0.65	%(d)	0.66	%(d)	0.64	%(d)	0.67	%(d)	0.65	%(d)
0.41%		0.46%		1.47%		1.86%		1.60%
18%		18%		31%		17%		11%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019, and September 30, 2018, respectively, in the amount of 0.05%, 0.04%, 0.06%, 0.03%, and 0.05% of average net assets of Institutional shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	45

Clarkston Founders Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2022		For the Period Ended September 30, 2021(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$15.09		$15.54

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.01		0.02
Net realized and unrealized loss on investments	(1.31)		(0.47	)(c)
Total from investment operations	(1.30)		(0.45)

LESS DISTRIBUTIONS:
From net investment income	(0.01)		—
From net realized gains on investments	(0.06)		—
Total Distributions	(0.07)		—
NET DECREASE IN NET ASSET VALUE	(1.37)		(0.45)
NET ASSET VALUE, END OF PERIOD	$13.72		$15.09

TOTAL RETURN(d)	(8.64%)		(2.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$404,512		$278,749

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.84%		0.86	%(e)
Operating expenses including reimbursement/waiver	0.80	%(g)	0.80	%(e)
Net investment income including reimbursement/waiver	0.09%		0.20	%(e)

PORTFOLIO TURNOVER RATE(f)	17%		5%

(a)	Commenced operations on February 17, 2017.

(b)	Calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

(g)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of recaptured fees.

See Notes to Financial Statements.

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Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

48	www.clarkstonfunds.com

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018
$15.09		$12.35		$11.67		$11.34		$10.64

0.00 (b)		(0.00	)(b)	0.08		0.12		0.07
(1.32)		2.87		1.00		0.44		0.67
(1.32)		2.87		1.08		0.56		0.74

0.00 (b)		(0.02)		(0.10)		(0.08)		(0.04)
(0.06)		(0.11)		(0.30)		(0.15)		—
(0.06)		(0.13)		(0.40)		(0.23)		(0.04)
(1.38)		2.74		0.68		0.33		0.70
$13.71		$15.09		$12.35		$11.67		$11.34

(8.74%)		23.31%		9.34%		5.31%		7.01%

$150,563		$139,088		$76,111		$44,411		$34,201

0.94%		0.92%		1.11%		1.15%		1.22%
0.90	%(d)(f)	0.86	%(d)	0.91	%(d)	0.91	%(d)	0.91	%(d)
(0.02%)		(0.00	%)(e)	0.73%		1.06%		0.59%
17%		5%		22%		15%		9%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	49

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019 and September 30, 2018, respectively, in the amount of 0.05%, 0.09%, 0.04%, 0.04% and 0.04% of average net assets of Institutional shares.

(e)	Less than 0.005%.

(f)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of recaptured fees.

See Notes to Financial Statements.

50	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and each Fund’s investment objective is to achieve long-term capital appreciation. The Clarkston Partners Fund and Clarkston Founders Fund currently offer Founders Class shares and Institutional Class shares, and the Clarkston Fund currently offers Institutional Class shares. Each share class of the Clarkston Partners Fund and Clarkston Founders Fund have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board or Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

Annual Report | September 30, 2022	51

Clarkston Funds	Notes to Financial Statements

September 30, 2022

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

52	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

CLARKSTON PARTNERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$125,635,150	$–	$–	$125,635,150
Consumer Staples	276,197,135	–	–	276,197,135
Financials	391,686,831	–	–	391,686,831
Industrials	135,997,557	–	–	135,997,557
Technology	257,579,800	–	–	257,579,800
Telecommunications	58,300,000	–	–	58,300,000
Utilities	73,692,500	–	–	73,692,500
Total	$1,319,088,973	$–	$–	$1,319,088,973

CLARKSTON FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$7,505,760	$–	$–	$7,505,760
Consumer Staples	26,064,880	–	–	26,064,880
Financials	23,651,610	–	–	23,651,610
Industrials	20,012,247	–	–	20,012,247
Technology	6,713,850	–	–	6,713,850
Telecommunications	4,255,900	–	–	4,255,900
Total	$88,204,247	$–	$–	$88,204,247

CLARKSTON FOUNDERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$39,749,500	$–	$–	$39,749,500
Consumer Staples	127,617,920	–	–	127,617,920
Financials	136,036,016	–	–	136,036,016
Industrials	42,214,300	–	–	42,214,300
Technology	84,041,250	–	–	84,041,250
Telecommunications	24,486,000	–	–	24,486,000
Utilities	30,529,750	–	–	30,529,750
Total	$484,674,736	$–	$–	$484,674,736

There were no Level 3 securities held during the year ended September 30, 2022.

Annual Report | September 30, 2022	53

Clarkston Funds	Notes to Financial Statements

September 30, 2022

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject a Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to federal income or excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses of a Fund and net investment income of a Fund are allocated daily to each class of the Fund in proportion to its average daily net assets.

54	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2022

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid during the fiscal year ended September 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$5,345,323	$7,455,913
Clarkston Fund	1,110,461	2,112,275
Clarkston Founders Fund	1,561,291	565,008

The tax character of distributions paid during the fiscal year ended September 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$5,143,628	$44,646,271
Clarkston Fund	1,140,328	2,140,074
Clarkston Founders Fund	604,606	1,546,463

Annual Report | September 30, 2022	55

Clarkston Funds	Notes to Financial Statements

September 30, 2022

Reclassifications: As of September 30, 2022, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Clarkston Partners Fund	$3,261,292	$(3,261,292)

These differences are primarily attributable to equalization utilized.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$431,845,306	$13,943,856	$66,599,343
Gross unrealized depreciation (excess of tax cost over value)	(222,765,048)	(22,051,505)	(106,437,938)
Net appreciation (depreciation) of foreign currency and derivatives	–	–	(2)
Net unrealized appreciation/(depreciation)	$209,080,258	$(8,107,649)	$(39,838,597)
Cost of investments for income tax purposes	$1,110,008,715	$96,311,896	$524,513,331

These differences are primarily attributable to wash sales.

Components of Distributable Earnings: As of September 30, 2022, components of distributable earnings were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Undistributed ordinary income	$18,190,857	$378,812	$322,231
Accumulated capital gains	78,845,914	3,450,310	10,236,586
Net unrealized appreciation/(depreciation)	209,080,258	(8,107,649)	(39,838,597)
Total	$306,117,029	$(4,278,527)	$(29,279,780)

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Clarkston Funds	Notes to Financial Statements

September 30, 2022

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$405,999,641	$292,013,457
Clarkston Fund	37,045,498	16,880,704
Clarkston Founders Fund	294,153,936	77,124,384

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Annual Report | September 30, 2022	57

Clarkston Funds	Notes to Financial Statements
September 30, 2022

Transactions in common shares were as follows:

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Clarkston Partners Fund
Founders Class
Shares sold	29,738	919,329
Shares issued in reinvestment of distributions to shareholders	11,002	50,354
Shares redeemed	(1,465,398)	(2,325,386)
Net decrease in shares outstanding	(1,424,658)	(1,355,703)
Institutional Class
Shares sold	9,262,066	15,108,538
Shares issued in reinvestment of distributions to shareholders	441,901	1,685,746
Shares redeemed	(7,279,141)	(8,516,424)
Net increase in shares outstanding	2,424,826	8,277,860

Clarkston Fund
Institutional Class
Shares sold	2,136,133	2,869,881
Shares issued in reinvestment of distributions to shareholders	223,889	239,537
Shares redeemed	(783,693)	(514,932)
Net increase in shares outstanding	1,576,329	2,594,486

Clarkston Founders Fund
Founders Class(a)
Shares sold	14,532,321	19,965,249
Shares issued in reinvestment of distributions to shareholders	4,286	–
Shares redeemed	(3,529,955)	(1,496,067)
Net increase in shares outstanding	11,006,652	18,469,182
Institutional Class
Shares sold	2,448,779	16,726,461
Shares issued in reinvestment of distributions to shareholders	43,377	63,240
Shares redeemed	(729,028)	(13,734,914)
Net increase in shares outstanding	1,763,128	3,054,787

(a)	The Founders Class commenced operations on February 17, 2021.

58	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2022

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 67% of the outstanding shares of the Clarkston Partners Fund are held by two shareholders that owns shares on behalf of their underlying beneficial owners. Approximately 76% of the outstanding shares of the Clarkston Fund are owned by one omnibus account. Approximately 71% of the outstanding shares of the Clarkston Founders Fund are held by one shareholder that owns shares on behalf of its underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Funds.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80%, 0.50% and 0.75% for the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund, respectively. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, (excluding shareholder servicing fees, brokerage expenses, interest expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.85% of the Clarkston Partners Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares, 0.55% of the Clarkston Fund’s average daily net assets for the Institutional Class shares and 0.80% of the Clarkston Founders Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2023 and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust’s Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through a reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis.

For the fiscal year ended September 30, 2022, the fee waivers and/or reimbursements were $167,096, $223,604, $118,133, $164,493, and $62,763 for the Clarkston Partners Fund Founders Class, Clarkston Partners Fund Institutional Class, Clarkston Fund Institutional Class, Clarkston Founders Fund Founders Class and Clarkston Founders Fund Institutional Class, respectively.

Annual Report | September 30, 2022	59

Clarkston Funds	Notes to Financial Statements

September 30, 2022

For the fiscal year ended September 30, 2022, the Adviser recovered previously waived fees in the amount of $0, $0, $0, $19,166, and $6,825 for the Clarkston Partners Fund Founders Class, Clarkston Partners Fund Institutional Class, Clarkston Fund Institutional Class, Clarkston Founders Fund Founders Class, and Clarkston Founders Fund Institutional Class, respectively.

As of September 30, 2022, the balances of recoupable expenses for each Fund and class were as follows:

	Expiring in 2023	Expiring in 2024	Expiring in 2025
Clarkston Partners Fund
Founders	$312,179	$230,019	$167,096
Institutional	333,794	257,630	223,604
Clarkston Fund
Institutional	110,696	108,840	118,133
Clarkston Founders Fund
Founders	–	98,870	164,493
Institutional	110,059	86,951	62,763

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year ended September 30, 2022, are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

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Clarkston Funds	Notes to Financial Statements

September 30, 2022

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund’s Institutional Class shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

7. TRUSTEES

As of September 30, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Funds pay ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2022	61

Report of Independent Registered
Clarkston Funds	Public Accounting Firm

To the Shareholders of Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years or period in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2022

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Clarkston Funds	Additional Information

September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available at www.clarkstonfunds.com, or upon request, without charge, by calling (toll-free) 1-844-680-6562 or by writing to SS&C ALPS, c/o Clarkston Funds at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

3. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2021 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Clarkston Partners Fund	100.00%
Clarkston Fund	85.84%
Clarkston Founders Fund	100.00%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2021 qualify for the corporate dividends received deduction:

Amount
Clarkston Partners Fund	100.00%
Clarkston Fund	71.09%
Clarkston Founders Fund	100.00%

Annual Report | September 30, 2022	63

Clarkston Funds	Additional Information

September 30, 2022 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Amount
Clarkston Partners Fund	$7,455,913
Clarkston Fund	$2,112,275
Clarkston Founders Fund	$565,006

The amount above includes $114,849 of earnings and profits distributed to shareholders on redemptions for the Clarkston Partners Fund.

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Clarkston Funds	Liquidity Risk Management Program

September 30, 2022 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 19, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

Annual Report | September 30, 2022	65

Clarkston Funds	Privacy Policy

September 30, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

    ●     Social Security number and account transactions

    ●     Account balances and transaction history

    ●     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-680-6562 or go to www.clarkstonfunds.com

66	www.clarkstonfunds.com

Clarkston Funds	Privacy Policy
September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

    ●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

    ●     affiliates from using your information to market to you

    ●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

Annual Report | September 30, 2022	67

Clarkston Funds	Privacy Policy
September 30, 2022 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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Clarkston Funds	Trustees and Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	69

Clarkston Funds	Trustees and Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

70	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year:1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R.J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year:1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

Annual Report | September 30, 2022	71

Clarkston Funds	Trustees and Officers

September 30, 2022 (Unaudited)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

72	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2022 (Unaudited)

OFFICERS
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas D. Foss, Birth year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018-August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate, Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to the current role, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds and X-Square Balanced Fund.
Patrick Rogers, Birth year: 1966	Secretary	Since November 2021	Mr. Rogers has served as Senior Legal Counsel of ALPS since September 2021 and previously served as Compliance Counsel for Mercer Advisors from 2018 to 2021 and Contract Attorney for CACI, Inc. from 2014 to 2018.

Annual Report | September 30, 2022	73

Clarkston Funds	Trustees and Officers

September 30, 2022 (Unaudited)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

74	www.clarkstonfunds.com

Page Intentionally Left Blank

CLARKSTON
FUNDS

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.
Clarkston Capital and Clarkston Funds are registered trademarks of
Clarkston Capital Partners, LLC. All rights reserved.

Annual Report 2022

As of September 30, 2022

Hillman Value Fund

No Load Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Hillman Value Fund (“Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	6
Portolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Accounting Firm	27
Additional Information	28
Liquidity Risk Management Program	29
Privacy Policy	30
Trustees & Officers	33

Hillman Value Fund	Shareholder Letter

September 30, 2022 (Unaudited)

Dear Hillman Value Fund Shareholder,

We are pleased to provide the annual report for the Hillman Value Fund for the fiscal year ended September 30, 2022.

We have enclosed the attached performance summary to remind our shareholders of Hillman Capital Management’s approach and to share some perspective on current economic conditions.

On behalf of the team at Hillman Capital Management, I thank you for your ongoing confidence. It is our hope that we may continue to serve you throughout the years to come.

Sincerely,

Mark A. Hillman

CEO and Chief Investment Officer

Hillman Capital Management, Inc.

Performance Summary

For the year ended September 30, 2022, the Hillman Value Fund returned -17.55% versus a return of -11.36% for the Russell 1000® Value Total Return Index. While we are not pleased with the short-term performance versus our benchmark, it is our view that investment in enterprises which we believe possess sustainable competitive advantages, coupled with strict adherence to our fundamentally sound valuation discipline, should work well for long term investors.

The Fund benefitted from strong performance in the Energy, Health Care, and Consumer Staples Sectors. The Information Technology, Communication Services, Financials, Consumer Discretionary, Materials, and Industrials Sectors weighed heavily on relative performance. The premiums generated from option writing nominally benefitted performance.

During the period, U.S. equity investors appeared concerned by rising interest rates and inflation. Further dampening enthusiasm, supply chain issues lingered, exacerbated by war in Ukraine and China’s zero tolerance COVID policy. The US Federal Reserve Bank’s Open Market Committee increased the target federal funds rate from a range of 0.00% to 0.25% to a range of 3.00% to 3.25%, and the yield on the benchmark Ten Year US Treasury Note rose from at 1.52% to 3.83%.

Annual Report | September 30, 2022	1

Hillman Value Fund	Shareholder Letter

September 30, 2022 (Unaudited)

Our equity strategies are driven by our core belief that competitively advantaged companies will outperform their peers through economic cycles and market cycles. Our goal is to invest in great enterprises at attractive prices. We will continue to invest according to this precept for the long-term interest of our clients. We feel that the Fund is well positioned with investments in companies with sustainable competitive advantages, at prices that we believe to be reasonable.

Disclosure:

Statements in this Annual Report reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

ALPS Distributors, Inc. is the distributor of the Hillman Value Fund, 1290 Broadway, Suite 1000, Denver, CO 80203.

ALPS Distributors, Inc. is not affiliated with Hillman Capital Management, Inc.

© 2021 Hillman Capital Management. All rights reserved.

2	www.hcmfunds.com

Hillman Value Fund	Portfolio Update

September 30, 2022 (Unaudited)

Average Annual Total Return (as of September 30, 2022)*

	1 Year	3 Year	5 Year	10 Year	Since Inception**
Hillman Value Fund - NAV	-17.55%	4.20%	7.44%	10.67%	6.76%
Russell 1000® Value Total Return Index(a)	-11.36%	4.36%	5.29%	9.17%	6.39%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 400-5944 or by visiting www.hcmfunds.com.

*	The Hillman Value Fund (the “Predecessor Fund”) reorganized into the Fund on March 15, 2021. The Predecessor Fund was a series of the Hillman Capital Management Investment Trust (the “Hillman Trust”) and also was advised by Hillman Capital Management, Inc. For periods prior to the reorganization, performance results above for the Fund reflect the performance of the Predecessor Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
**	Fund inception December 29, 2000.
(a)	The Russell 1000® Value Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity market and is a widely recognized, unmanaged index of largecap equities. It is not possible to invest in this index.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund (as reported in the January 28, 2022 Prospectus) are 1.15% and 0.95%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Annual Report | September 30, 2022	3

Hillman Value Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

CVS Health Corp.	3.45%
Wells Fargo & Co.	3.30%
Conagra Brands, Inc.	3.18%
Zimmer Biomet Holdings, Inc.	3.08%
Salesforce, Inc.	3.06%
Enterprise Products Partners LP	3.04%
Microsoft Corp.	3.02%
Kellogg Co.	3.02%
Bank of New York Mellon Corp.	3.01%
Alphabet, Inc.	2.98%
Top Ten Holdings	31.14%

4	www.hcmfunds.com

Hillman Value Fund	Portfolio Update

September 30, 2022 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Information Technology	20.89%
Health Care	17.93%
Communication Services	13.55%
Consumer Staples	11.68%
Financials	9.23%
Industrials	7.87%
Materials	4.88%
Consumer Discretionary	4.87%
Limited Partnership	3.04%
Equity Real Estate Investment Trust	2.50%
Cash, Cash Equivalents, & Other Net Assets	3.56%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | September 30, 2022	5

Hillman Value Fund	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

Examples. As a shareholder of the Hillman Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2022 and held through September 30, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2022 - September 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expense Ratio(a)	Expenses Paid During Period April 1, 2022 - September 30, 2022(b)
Hillman Value Fund
Actual	$1,000.00	$787.30	0.95%	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

See Notes to Financial Statements.

6	www.hcmfunds.com

Hillman Value Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
COMMON STOCK (90.90%)
Communication Services (13.55%)
Alphabet, Inc., Class A(a)	56,000	$5,356,400
AT&T, Inc.	344,269	5,281,086
Meta Platforms, Inc., Class A(a)	35,700	4,843,776
Verizon Communications, Inc.	125,000	4,746,250
Warner Bros Discovery, Inc.(a)	358,640	4,124,360
Total Communication Services		24,351,872

Consumer Discretionary (4.87%)
Amazon.com, Inc.(a)	42,000	4,746,000
Nordstrom, Inc.	240,000	4,015,200
Total Consumer Discretionary		8,761,200

Consumer Staples (11.68%)
Anheuser-Busch InBev NV, Sponsored ADR(b)	106,000	4,786,960
Conagra Brands, Inc.	175,000	5,710,250
Kellogg Co.	78,000	5,433,480
Kraft Heinz Co.(b)	152,000	5,069,200
Total Consumer Staples		20,999,890

Financials (9.23%)
Bank of New York Mellon Corp.	140,388	5,407,746
T Rowe Price Group, Inc.	50,000	5,250,500
Wells Fargo & Co.(b)	147,655	5,938,684
Total Financials		16,596,930

Health Care (17.93%)
Becton Dickinson and Co.	24,000	5,347,920
Biogen, Inc.(a)	18,261	4,875,687
CVS Health Corp.	65,000	6,199,050
GSK PLC, Sponsored ADR	172,865	5,087,417
Merck & Co., Inc.	60,169	5,181,754

See Notes to Financial Statements.

Annual Report | September 30, 2022	7

Hillman Value Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Health Care (continued)
Zimmer Biomet Holdings, Inc.	52,949	$5,535,818
Total Health Care		32,227,646

Industrials (7.87%)
Boeing Co.(a)	33,000	3,995,640
Emerson Electric Co.	66,000	4,832,520
Raytheon Technologies Corp.	65,000	5,320,900
Total Industrials		14,149,060

Information Technology (20.89%)
Adobe, Inc.(a)	14,600	4,017,920
ASML Holding NV	11,188	4,646,936
Intel Corp.(b)	167,605	4,319,181
Lam Research Corp.	12,600	4,611,600
Microsoft Corp.	23,346	5,437,283
Salesforce, Inc.(a)	38,215	5,496,846
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	67,729	4,643,500
Western Union Co.	325,000	4,387,500
Total Information Technology		37,560,766

Materials (4.88%)
Compass Minerals International, Inc.	104,000	4,007,120
DuPont de Nemours, Inc.	94,664	4,771,066
Total Materials		8,778,186

TOTAL COMMON STOCK
(Cost $206,822,190)		163,425,550

LIMITED PARTNERSHIP (3.04%)
Energy (3.04%)
Enterprise Products Partners LP	230,000	5,469,400

TOTAL LIMITED PARTNERSHIP
(Cost $4,705,899)		5,469,400

See Notes to Financial Statements.

8	www.hcmfunds.com

Hillman Value Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Energy (continued)
REAL ESTATE INVESTMENT TRUST (2.50%)
Real Estate (2.50%)
Simon Property Group, Inc.	50,000	$4,487,500

TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $5,329,820)		4,487,500

TOTAL INVESTMENTS (96.44%)
(Cost $216,857,909)		$173,382,450

OTHER ASSETS IN EXCESS OF LIABILITIES (3.56%)		6,396,604

NET ASSETS (100.00%)
		$179,779,054

(a)	Non-income producing security.

(b)	All or a portion is held as collateral at custodian for written options.

See Notes to Financial Statements.

Annual Report | September 30, 2022	9

Hillman Value Fund	Statement of Assets and Liabilities

September 30, 2022

ASSETS:
Investments, at value (Cost $216,857,909)	$173,382,450
Cash and cash equivalents	7,101,810
Receivable for shares sold	222,684
Dividends and interest receivable	182,771
Other assets	9,325
Total Assets	180,899,040

LIABILITIES:
Payable for administration and transfer agent fees	53,938
Payable for investments purchased	609,541
Payable for shares redeemed	290,796
Payable to adviser	66,105
Payable for printing fees	10,795
Payable for professional fees	48,432
Payable for trustees' fees and expenses	24,131
Payable to Chief Compliance Officer fees	4,653
Accrued expenses and other liabilities	11,595
Total Liabilities	1,119,986
NET ASSETS	$179,779,054

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$202,896,416
Total distributable earnings	(23,117,362)
NET ASSETS	$179,779,054

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$25.87
Net Assets	$179,779,054
Shares of beneficial interest outstanding	6,948,654

See Notes to Financial Statements.

10	www.hcmfunds.com

Hillman Value Fund	Statement of Operations

For the Year Ended September 30, 2022

INVESTMENT INCOME:
Dividends	$6,133,905
Foreign taxes withheld	(34,304)
Total Investment Income	6,099,601

EXPENSES:
Investment advisory fees (Note 7)	1,924,524
Administration fees	148,958
Custody fees	12,361
Legal fees	56,707
Audit and tax fees	21,300
Transfer agent fees	256,865
Trustees fees and expenses	30,691
Registration and filing fees	35,843
Printing fees	17,894
Chief Compliance Officer fees	21,188
Insurance fees	4,743
Other expenses	4,780
Total Expenses	2,535,854
Less fees waived by investment adviser (Note 7)	(385,792)
Net Expenses	2,150,062
NET INVESTMENT INCOME	3,949,539

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:	(19,045,229)
Investments	16,991,922
Written options	2,053,307
Net realized gain	19,045,229
Change in unrealized appreciation/(depreciation) on:	(63,345,282)
Investments	(63,345,282)
Written options	(108,619)
Net change	(63,453,901)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND WRITTEN OPTIONS	(44,408,672)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,459,133)

See Notes to Financial Statements.

Annual Report | September 30, 2022	11

Hillman Value Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021 (a)
OPERATIONS:
Net investment income	$3,949,539	$3,302,293
Net realized gain on investments and written options	19,045,229	18,121,464
Net change in unrealized appreciation/(depreciation) on investments and written options	(63,453,901)	27,618,456
Net increase/(decrease) in net assets resulting from operations	(40,459,133)	49,042,213

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings	(16,946,344)	(10,792,129)
Total distributions	(16,946,344)	(10,792,129)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Shares sold	64,015,447	106,317,500
Dividends reinvested	16,140,353	10,376,937
Shares redeemed	(59,101,511)	(43,209,382)
Net increase from beneficial share transactions	21,054,289	73,485,055
Net increase/(decrease) in net assets	(36,351,188)	111,735,139

NET ASSETS:
Beginning of year	216,130,242	104,395,103
End of year	$179,779,054	$216,130,242

(a)	Effective March 15th, 2021, the Hillman Value Fund merged into the ALPS Series Trust. The Fund was previously advised by Hillman Capital Management, and was recognized as the Hillman Value Fund, a series of Hillman Capital Management Investment Trust.

See Notes to Financial Statements.

12	www.hcmfunds.com

Page Intentionally Left Blank

Hillman Value Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

14	www.hcmfunds.com

Hillman Value Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021 (a)	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
$33.82	$25.68	$27.74	$25.10	$22.20

0.55	0.62	0.29	0.17	0.18
(5.98)	9.97	(1.32)	2.64	2.84
(5.43)	10.59	(1.03)	2.81	3.02

(0.41)	(0.27)	(0.12)	(0.17)	(0.12)
(2.11)	(2.18)	(0.91)	–	–
(2.52)	(2.45)	(1.03)	(0.17)	(0.12)
(7.95)	8.14	(2.06)	2.64	2.90
$25.87	$33.82	$25.68 (c)	$27.74 (c)	$25.10

(17.55%)	43.04%	(4.10%)	11.37%	13.65%

$179,779	$216,130	$104,395	$62,894	$35,038

1.12%	1.15%	1.31%	1.65%	1.63%
0.95%	0.95%	0.99%	1.50%	1.50%
1.75%	1.94%	1.54%	0.91%	0.68%

31%	27%	30%	48%	51%

(a)	Effective March 15th, 2021, the Hillman Value Fund merged into the ALPS Series Trust. The Fund was previously advised by Hillman Capital Management, and was recognized as the Hillman Value Fund, a series of Hillman Capital Management Investment Trust.

(b)	Calculated using the average shares method.

(c)	Includes adjustments in accordance with the accounting principles generally accepted in the United States of America, and, consequently, the net asset values for financial reporting purposes and the total returns based upon those net asset values may differ from the net asset values and totals returns for shareholder transactions.

See Notes to Financial Statements.

Annual Report | September 30, 2022	15

Hillman Value Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

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Hillman Value Fund	Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Hillman Value Fund (the “Fund”). The Fund is diversified, and its primary investment objective is to provide long-term total return from a combination of income and capital gains. The Fund currently offers one share class. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities, real estate investment trusts, limited partnerships and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities and real estate investment trusts not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Options are valued at the National Best Bid and Offer (“NBBO”) last trade as of the valuation time. Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or NBBO pricing information provided by the pricing services.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | September 30, 2022	17

Hillman Value Fund	Notes to Financial Statements

September 30, 2022

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Hillman Value Fund	Notes to Financial Statements

September 30, 2022

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

HILLMAN VALUE FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Communication Services	$24,351,872	$–	$–	$24,351,872
Consumer Discretionary	8,761,200	–	–	8,761,200
Consumer Staples	20,999,890	–	–	20,999,890
Financials	16,596,930	–	–	16,596,930
Health Care	32,227,646	–	–	32,227,646
Industrials	14,149,060	–	–	14,149,060
Information Technology	37,560,766	–	–	37,560,766
Materials	8,778,186	–	–	8,778,186
Limited Partnership
Energy	5,469,400	–	–	5,469,400
Real Estate Investment Trust
Real Estate	4,487,500	–	–	4,487,500
Total	$173,382,450	$–	$–	$173,382,450

*	For a detailed breakout by sector, please refer to the Portfolio of Investments.

There were no Level 3 securities held during the year ended September 30, 2022.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

Annual Report | September 30, 2022	19

Hillman Value Fund	Notes to Financial Statements

September 30, 2022

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on a first in first out basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Fund receives from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. DERIVATIVE INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

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Hillman Value Fund	Notes to Financial Statements

September 30, 2022

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Annual Report | September 30, 2022	21

Hillman Value Fund	Notes to Financial Statements

September 30, 2022

Written Options: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average notional amount of the written options held for the year ended September 30, 2022, was $8,574,043.

Derivative Instruments: For the fiscal year ended September 30, 2022, the Fund did not hold any options.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2022:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized depreciation on written option contracts	$2,053,307	$(108,619)
Total		$2,053,307	$(108,619)

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

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Hillman Value Fund	Notes to Financial Statements

September 30, 2022

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2022 and September 30, 2021, was as follows:

	Ordinary Income	Long-Term Capital Gains
Hillman Value Fund	$13,747,191	$3,199,153

	Ordinary Income	Long-Term Capital Gains
Hillman Value Fund	$5,752,130	$5,039,999

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Hillman Value Fund
Gross unrealized appreciation (excess of value over tax cost)	$10,949,628
Gross unrealized depreciation (excess of tax cost over value)	(54,303,471)
Net appreciation (depreciation) of foreign currency and derivatives	–
Net unrealized depreciation	$(43,353,843)
Cost of investments for income tax purposes	$216,732,154

These temporary differences are primarily attributed to partnerships.

Reclassifications: For the fiscal year ended September 30, 2022, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Hillman Value Fund	$6,291,682	$(6,291,682)

These differences are primarily attributable to the utilization of earnings and profits distributed to shareholders on redemption of shares.

Components of Distributable Earnings: At September 30, 2022, components of distributable earnings were as follows:

Undistributed ordinary income	$4,532,447
Accumulated capital gains	15,704,034
Net unrealized depreciation	(43,353,843)
Total	$(23,117,362)

Annual Report | September 30, 2022	23

Hillman Value Fund	Notes to Financial Statements

September 30, 2022

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Hillman Value Fund	$81,971,446	$67,136,754

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Hillman Value Fund
Shares sold	1,982,172	3,333,444
Shares issued in reinvestment of distributions to shareholders	498,775	362,184
Shares redeemed	(1,923,371)	(1,369,874)
Net increase in shares outstanding	557,576	2,325,754

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 49% of the outstanding shares of the Fund are owned by one omnibus account.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Hillman Capital Management, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund's business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

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Hillman Value Fund	Notes to Financial Statements

September 30, 2022

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for successive one year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))), to 0.95% of the Fund’s average daily net assets for the Fund’s No Load Class. The Fee Waiver Agreement is in effect through January 31, 2023, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees. Fees waived or reimbursed for the year ended September 30, 2022, are disclosed in the Statement of Operations. Previously waived fees are not subject to recoupment by the Adviser.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the year ended September 30, 2022, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

Annual Report | September 30, 2022	25

Hillman Value Fund	Notes to Financial Statements

September 30, 2022

8. TRUSTEES

As of September 30, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 7 the Fund pays ALPS an annual fee for compliance services.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Hillman Value Fund	Report of Independent Registered Accounting Firm

To the Shareholders of Hillman Value Fund and
Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Hillman Value Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2022, and the related statement of operations for the year then ended, and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended September 30, 2020, and prior, were audited by other auditors whose report dated November 23, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2022

Annual Report | September 30, 2022	27

Hillman Value Fund	Additional Information

September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-400-5944 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-855-400-5944 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-855-400-5944 or by writing to the Fund at Hillman Value Fund, P.O. Box 1920, Denver, CO 80201.

3. TAX DESIGNATIONS

For the year ended September 30, 2022, pursuant to Section 852(b)(3) of the Internal Revenue Code, Hillman Value Fund did designate $3,142,902 as long-term capital gain dividends.

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Hillman Value Fund	Liquidity Risk Management Program

September 30, 2022 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 19, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

Annual Report | September 30, 2022	29

Hillman Value Fund	Privacy Policy

September 30, 2022 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-855-400-5944.

30	www.hcmfunds.com

Hillman Value Fund	Privacy Policy

September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Hillman Value Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

Annual Report | September 30, 2022	31

Hillman Value Fund	Privacy Policy

September 30, 2022 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

32	www.hcmfunds.com

Hillman Value Fund	Trustees & Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	33

Hillman Value Fund	Trustees & Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

34	www.hcmfunds.com

Hillman Value Fund	Trustees & Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R.J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

Annual Report | September 30, 2022	35

Hillman Value Fund	Trustees & Officers

September 30, 2022 (Unaudited)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

36	www.hcmfunds.com

Hillman Value Fund	Trustees & Officers

September 30, 2022 (Unaudited)

OFFICERS
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to the current role, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds and X-Square Balanced Fund.
Patrick Rogers, Birth year: 1966	Secretary	Since November 2021	Mr. Rogers has served as Senior Legal Counsel of ALPS since September 2021 and previously served as Compliance Counsel for Mercer Advisors from 2018 to 2021 and Contract Attorney for CACI, Inc. from 2014 to 2018.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

Annual Report | September 30, 2022	37

Hillman Value Fund	Trustees & Officers

September 30, 2022 (Unaudited)

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-400-5944.

38	www.hcmfunds.com

Page Intentionally Left Blank

Hillman Value Fund

is a series of the

ALPS Series Trust

For Shareholder Service Inquiries:

Hillman Value Fund

c/o ALPS Funds

P.O. Box 1920

Denver, CO 80201

Telephone

1-855-400-5944

Hillman Value Fund distributed by ALPS Distributors, Inc.

Must be accompanied or preceded by a prospectus.

POLEN CAPITAL CREDIT, LLC (F/K/A DDJ CAPITAL MANAGEMENT, LLC)
POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND

ANNUAL

September 30, 2022

INSTITUTIONAL (DDJIX)
CLASS I (DDJCX)
CLASS II (DDJRX)

Shareholder Letter	1
Portfolio Update	4
Disclosure of Fund Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	29
Additional Information	31
Liquidity Risk Management Program	32
Privacy Policy	33
Trustees & Officers	35

Polen DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2022 (Unaudited)

Message from David, Breazzano, Portfolio Manager: Covering September 30, 2021 – September 30, 2022

During the fourth quarter of 2021, the U.S. Federal Reserve (the “Fed”) began to raise its forecast of future interest rate hikes that it would make to combat persistent inflation, which remained above its target. The Fed ended the year expecting to raise interest rates approximately three times during all of 2022, up from just one hike expected at the beginning of the period. Still, the prospects for growth remained rosy as the economy was forecast to continue recovering from the pandemic. In this environment, volatility in the high yield market began to increase, with such market experiencing in October 2021 its first negative monthly returns in a year. For the quarterly period, the high yield market eked out modestly positive returns, as higher quality bonds generally outperformed their lower rated peers. That said, it was the weakest quarterly performance since the pandemic-induced selloff that occurred in the first quarter of 2020.

This narrative changed early in 2022 after the December 2021 inflation reading came in at a nearly 40-year high and investors began pricing in more aggressive interest rate hikes by the Fed. Such hawkish expectations accelerated during the first quarter as the market assessed the impact that Russia’s invasion of Ukraine, and the associated sanctions, as well as higher oil prices would have on inflation and overall economic growth. Treasury rates rose sharply in response to increased interest rate expectations. The performance of the high yield bond market was driven primarily by such move in interest rates, as higher duration, high quality bonds materially underperformed the overall high yield market during the period, while spreads only increased modestly. In aggregate, high yield bonds generated the worst quarterly performance since the first quarter of 2020.

During the second quarter, concerns over the impact that higher rates would have on the economy took hold as the sell-off among high yield bonds accelerated and produced the third worst quarterly performance on record. In this environment, spreads widened considerably, and lower rated bonds materially underperformed higher rated bonds as investors adjusted their economic growth trajectories downward. In addition, interest rates continued their sharp ascent, although at a somewhat moderated pace as compared with the previous three months. Optimism over a potential “Fed pivot” and soft landing for the economy sparked a mini rally to begin the third quarter; however, such rally was fairly short lived as hawkish Fed rhetoric in August and September made clear that the Fed would not alter its tightening path in the near term. After a strong start in July, negative returns ensued the following two months, resulting in modest losses for the high yield market during the period.

Against this volatile backdrop, over the twelve-month period ending September 30, 2022, high yield bonds experienced sharp losses and materially underperformed the modest decline generated by leveraged loans, which are largely insulated from rising rates given the floating rate nature of their coupons. Lower rated bonds and loans, which are relatively more sensitive to deteriorating prospects for economic growth, underperformed their higher quality peers during the period. Similarly, second lien loans, which are typically lower rated and thus more susceptible to declining business prospects, underperformed first lien loans over the trailing twelve months. Default activity remained almost non-existent over the first six months of this period, before beginning to increase over the last six months. More specifically, at the end of the third quarter of 2021, the trailing twelve-month high yield default rate was 0.92%, well below the long-term average of approximately 3.0%. The default rate declined to 0.23% by the end of the first quarter of 2022, before starting to rise modestly, ending at 0.83% as of September 30, 2022.

Moving to the Fund’s performance, during the twelve-month period ending September 30, 2022, the Fund materially outperformed its benchmark, the ICE BofA Merrill Lynch U.S. High Yield Index. The Fund’s structurally shorter duration versus the benchmark, due in large part to the Fund’s strategic allocation to bank loans, was a significant contributor to relative performance, given the sharp increase in U.S. Treasury yields during the period. In addition, the Fund’s income advantage relative to the benchmark, a characteristic that the Fund will typically exhibit as a result of its higher-than-average coupon, also meaningfully contributed to relative performance.

Furthermore, the Fund’s security selection by credit quality contributed significantly to the Fund’s outperformance. More specifically, the investment strategy pursued by Polen Capital Credit (“Polen Credit”) on behalf of the Fund seeks to construct a relatively concentrated portfolio using superior security selection to exploit inefficiencies in the lower tier (i.e., B/CCC-rated) segment of the leveraged credit market. Consistent with such strategy, the Fund’s holdings rated B3 and below in the aggregate meaningfully benefited relative returns. In addition, the Fund’s second lien loan holdings, which are typically lower rated, outperformed the broader benchmark in the aggregate, boosting relative performance. From a sector perspective, the Fund’s holdings in the Basic Industry and Retail sectors outperformed those in the benchmark and contributed to relative returns.

Inflation and the economic impact from rate hikes have quickly become the primary risks facing the high yield market. In particular, the combination of the Fed raising interest rates at the same time that economic growth is potentially slowing is a scenario that investors have not needed to navigate through for some time. Many companies that face higher input costs first try and raise prices, thereby protecting margins and profitability. Such price hikes can contribute to the vicious cycle that keeps inflation elevated. However, prices generally can only be raised so much before consumers substitute products and/or demand for existing products craters, especially with consumers already feeling the pinch from higher interest rates. Eventually, margins will be pressured as many businesses clamp down on price increases in an attempt to protect demand. At Polen Credit, we believe many issuers across the high yield universe will face margin degradation over the near term as a result. In addition, many consumer and industrial companies in particular have been negatively impacted by the inventory bull-whip effect. Inflated inventories need to be worked down, likely resulting in decreased profit margins and deteriorating fundamentals, further contributing to market angst. Lastly, we believe that the Fed’s seemingly relentless pursuit of inflation reduction will eventually constrict economic activity. We are seeing the first signs of this outcome in sectors that are most sensitive to interest rates (e.g., real estate, homebuilders, land developers, etc.). Furthermore, it is rationale to assume that burgeoning economic weakness in Europe together with greater uncertainty in China will place further macroeconomic pressures on fundamentals in the U.S.

Annual Report | September 30, 2022	1

Polen DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2022 (Unaudited)

Nevertheless, although there are several macro variables that continue to weigh on the high yield market, certain factors leave us cautiously optimistic on the medium-term outlook. Perhaps most critically, within the high yield bond market, company fundamentals were reasonably healthy entering the fourth quarter of 2022. In addition, despite the very low default environment recently, defaults accelerated during the pandemic induced economic shutdowns, remaining elevated during the first half of 2020 even as the economy began to recover. In effect, this pulled forward a number of defaults by issuers with questionable fundamental and liquidity profiles that would have otherwise been susceptible to credit deterioration in the current environment if the economy does slip into a recession. Furthermore, the primary reason that high yield issuers default is because they are unable to refinance their debt with looming maturities. Thanks to the record refinancing wave experienced during calendar years 2020 and 2021, which enabled many high yield issuers to push out their maturities, the maturity profile of the aggregate high yield market over the next couple of years has decreased. Should the economy fall into a recession as we expect, the combination of relatively healthy fundamentals combined with fewer companies at risk of default and lower overall aggregate maturities leaves me optimistic that the next default wave will be lower and more manageable than previous peaks reached. Moreover, the significant price declines and corresponding yield increases that have occurred thus far in 2022 further contribute to attractive valuations within the high yield market and our relatively favorable outlook.

Based on the uncertain macroeconomic outlook now facing investors, at Polen Credit, we are taking a proactive approach to managing risk in the Fund. As a result, at the margins, we have improved the overall credit quality of the Fund by increasing the Fund’s exposure to businesses with solid fundamental profiles that we believe will weather the expected economic downturn. Accordingly, their securities offer compelling yields for the risks incurred. The current landscape is one in which bottom-up, fundamental analysis remains critical in identifying competitively advantaged businesses capable of navigating through today’s uncertain macroeconomic environment. In turn, we believe that targeting the debt of these issuers can result in attractive risk-reward opportunities. The easy money “beta” days of high yield investing in 2020-2021 are behind us. Rather, for shrewd investors, today’s leveraged credit markets provide significant opportunity to deliver alpha over intermediate- to long-term time horizons.

Sincerely,

David J. Breazzano
Head of Team, Portfolio Manager

Polen Capital Credit

The ICE BofA Merrill Lynch U.S. High Yield Index is maintained by ICE BofA Merrill Lynch and comprises U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. One cannot invest directly into an index.

BPS: Stands for basis points. A basis point is one one-hundredth of one percent (0.0001).

Coupon: The stated interest rate paid on a bond. Coupon payments for high yield bonds are typically made semi-annually.

Yield: The yield is the income return on an investment, such as interest or dividends received from holding a particular security.

Yield Premium: As referenced in this letter, refers to the yield of individual investments in the Fund, or the yield of the Fund in aggregate, being higher than the yield of the Fund’s benchmark.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Adviser only and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. Not FDIC Insured – No Bank Guarantee – May Lose Value

2	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2022 (Unaudited)

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Polen Capital Credit, LLC, the investment adviser to the Fund.

Please consider the Polen DDJ Opportunistic High Yield Fund’s investment objectives, risks, and charges and expenses carefully before investing. This and other important information is contained in the Fund’s prospectus, which can be obtained by calling 844-363-4898. Please read before investing.

Annual Report | September 30, 2022	3

Polen DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2022 (Unaudited)

Average Annual Total Returns (as of September 30, 2022)

	1 Year	3 Year	5 Year	Since Inception*
Polen DDJ Opportunistic High Yield Fund – Institutional Class	-12.33%	-0.40%	0.62%	3.01%
Polen DDJ Opportunistic High Yield Fund – Class I	-12.35%	-0.43%	0.64%	3.01%
Polen DDJ Opportunistic High Yield Fund – Class II	-12.61%	-0.77%	0.29%	2.68%
ICE BofA Merrill Lynch U.S. High Yield Index(a)	-14.06%	-0.67%	1.41%	3.17%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2015.
(a)	The benchmark of the Fund is the ICE BofAML US High Yield Index, maintained by ICE BofA Merrill Lynch and comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and net annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class, Class I and Class II shares (as reported in the January 28, 2022 Prospectus) are 0.99% and 0.79%, 1.08% and 0.89% and 1.33% and 1.14% respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Performance of $5,000,000 Initial Investment (as of September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $5,000,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2022 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Century Aluminum Co.	3.81%
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP	3.23%
NFP Corp.	2.71%
Cano Health LLC	2.58%
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC	2.52%
Ford Motor Co.	2.40%
Surgery Center Holdings, Inc.	2.37%
Tenet Healthcare Corp.	2.33%
Asurion LLC	2.22%
AssuredPartners, Inc.	2.18%
Top Ten Holdings	26.35%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Portfolio Composition (as a % of Net Assets)*

Annual Report | September 30, 2022	5

Polen DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

Examples. As a shareholder of the Polen DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2022 and held through September 30, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2022 - September 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expense Ratio(a)	Expense Paid During Period April 1, 2022 - September 30, 2022(b)
Polen DDJ Opportunistic High Yield Fund
Institutional Class
Actual	$1,000.00	$895.20	0.79%	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.79%	$4.00
Class I
Actual	$1,000.00	$894.50	0.79%	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.79%	$4.00
Class II
Actual	$1,000.00	$893.90	1.14%	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.14%	$5.77

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

6	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2022

		Value
	Shares	(Note 2)
COMMON STOCKS (0.91%)
Consumer, Cyclical (0.33%)
CWT Travel Holdings Inc(b)(c)(d)	89,755	$863,892

Consumer, Non-Cyclical (0.10%)
American Tire Distributors, Inc.(a)(b)(c)(d)(e)	2,940	269,863

Materials (0.13%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	197,047
Specialty Steel Holdco, Inc.(a)(b)(c)(e)	1	131,913
Total Materials		328,960

Mineral and Precious Stone Mining (0.06%)
Arctic Canadian Diamond Co LTD.(a)(b)(c)(d)(e)	541	156,349

Oil & Gas (0.27%)
Utex Industries, Inc.(a)(b)(c)(d)(e)	7,506	685,598

Technology (0.02%)
Skillsoft Corp.(d)	32,762	59,954

TOTAL COMMON STOCKS
(Cost $2,411,494)		2,364,616

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (30.20%)
Basic Materials (1.22%)
Aruba Investments, Inc., Series Initial(f)	1M US L + 7.75%, 0.75% Floor	11/24/2028	$3,450,000	$3,156,750

Communications (2.10%)
ABG Intermediate Holdings 2 LLC(f)	SOFR + 6.00%, 0.50% Floor	12/20/2029	810,000	767,475
Auction.com LLC fka Ten-X LLC(f)	1M US L + 4.00%, 1.00% Floor	9/27/2024	5,068,965	4,650,775
Total Communications				5,418,250

Consumer Discretionary (2.05%)
CNT Holdings I Corp, Series Initial(f)	SOFR + 6.75%, 0.75% Floor	11/6/2028	5,554,188	5,290,364

Consumer, Cyclical (1.90%)
Brooks Automation 11/21 2nd Lien TL(f)(h)	3M US L + 5.60%, 0.50% Floor	11/16/2029	3,794,939	3,364,840
Mitchell International, Inc. TL(f)	3M US L + 6.50%	10/1/2029	1,650,000	1,548,937
Total Consumer, Cyclical				4,913,777

See Notes to Financial Statements.

Annual Report | September 30, 2022	7

Polen DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2022

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-Cyclical (19.07%)
Ankura Consulting Group LLC, Series Closing Date(f)	1M US L + 8.00%, 0.75% Floor	3/19/2029	$650,000	$552,500
Asurion LLC, Series New B-4(f)(h)	1M US L + 5.25%	1/20/2029	7,450,000	5,736,500
Aveanna Healthcare LLC(f)	1M US L + 7.00%, 0.50% Floor	12/10/2029	4,000,000	2,960,000
Cloudera, Inc.(f)	1M US L + 3.12%, 0.50% Floor	8/10/2029	860,000	731,000
CP Iris Holdco I, Inc.(b)(f)	1M US L + 7.00%, 0.50% Floor	9/15/2029	1,720,000	1,573,800
Envision Healthcare Corp.(f)	3M US L + 0.00%	3/31/2027	911,870	424,020
Envision Healthcare Corp.(f)	3M US L + 0.00%	3/31/2027	2,231,006	632,122
Eyecare Partners LLC(f)	3M US L + 6.75%, 0.50% Floor	11/15/2029	3,430,000	3,155,600
Eyecare Partners, LLC(f)	3M US L + 4.50%	11/15/2028	1,290,000	1,206,150
Infinite Bidco LLC, Series Initial(f)	3M US L + 7.00%, 0.50% Floor	3/2/2029	4,245,740	4,022,839
KKR Apple Bidco LLC, Series Initial(f)	1M US L + 5.75%, 0.50% Floor	8/6/2026	4,258,629	4,095,374
KUEHG Corp, Series B-3(f)	1M US L + 3.75%, 1.00% Floor	2/21/2025	4,636,102	4,392,706
KUEHG Corp, Series Tranche B(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	4,020,000	3,935,580
LaserShip, Inc., Series Initial(f)	3M US L + 7.50%, 0.75% Floor	5/7/2029	3,280,000	2,558,400
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	2,475,012	2,289,387
Learning Care Group No. 2, Inc., Series Initial(f)	3M US L + 3.25%, 1.00% Floor	3/13/2025	1,489,857	1,413,130
Medical Solutions LLC(b)(f)	3M US L + 7.00%, 0.50% Floor	9/24/2028	1,770,000	1,716,900
MH Sub I LLC, Series 2021 Replacement(f)	SOFR + 6.25%	2/23/2029	4,340,000	4,097,698
SM Wellness Holdings, Inc., Series Initial(f)	3M US L + 8.00%, 0.75% Floor	4/16/2029	1,030,000	937,300
VC GB Holdings I Corp, Series Initial(f)	3M US L + 6.75%, 0.50% Floor	7/23/2029	1,330,000	1,154,606
Xplornet Communications Inc. TL(f)	1M US L + 7.00%, 0.50% Floor	9/30/2029	1,930,000	1,693,575
Total Consumer, Non-Cyclical				49,279,187

Financials (0.58%)
Arctic Canadian Diamond Corp, 2L TL(a)(b)(e)(g)	Cash 5.00% + PIK 12.50%	12/31/2027	548,048	548,048
Zest Acquisition Corp., Series Initial(f)	1M US L + 7.00%, 1.00% Floor	3/13/2026	1,037,670	959,844
Total Financials				1,507,892

Industrials (3.28%)
Brand Energy & Infrastructure Services, Inc., Series Initial(f)	3M US L + 4.25%, 1.00% Floor	6/21/2024	2,004,913	1,754,059
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 2(f)	3M US L + 6.50%, 0.75% Floor	5/21/2029	2,760,000	2,630,625
Engineered Machinery Holdings, Inc., Series Incremental Amendment No. 3(f)	3M US L + 6.00%, 0.75% Floor	5/21/2029	2,295,812	2,158,063
GI Consilio Parent LLC(f)	1M US L + 7.50%, 0.50% Floor	5/14/2029	2,050,000	1,937,250
Total Industrials				8,479,997

TOTAL BANK LOANS
(Cost $85,241,292)				78,046,217

HIGH YIELD BONDS AND NOTES (65.35%)
Basic Materials (7.05%)
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.750%	7/15/2026	9,440,000	8,350,084
Century Aluminum Co.(i)	7.500%	4/1/2028	11,045,000	9,854,365
Northwest Acquisitions ULC / Dominion Finco, Inc.(b)(d)(i)(j)	7.125%	11/1/2022	1,650,000	99
Total Basic Materials				18,204,548

See Notes to Financial Statements.

8	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2022

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Communications (7.01%)
Arches Buyer, Inc.(i)	6.125%	12/1/2028	$2,480,000	$1,924,381
Clear Channel Outdoor Holdings, Inc.(i)	7.750%	4/17/2028	3,080,000	2,330,651
Clear Channel Outdoor Holdings, Inc.(i)	7.500%	6/1/2029	2,330,000	1,692,943
GTT Communications, Inc.(b)(d)(c)(i)(j)	7.875%	12/31/2024	1,970,000	157,600
Radiate Holdco LLC / Radiate Finance, Inc.(i)	6.500%	9/15/2028	930,000	650,619
Scripps Escrow II, Inc.(i)	5.375%	1/15/2031	1,490,000	1,130,536
Scripps Escrow, Inc.(i)	5.875%	7/15/2027	1,340,000	1,168,366
Uber Technologies, Inc.(i)	4.500%	8/15/2029	4,430,000	3,732,275
Viasat, Inc.(i)	5.625%	9/15/2025	3,170,000	2,465,658
Viasat, Inc.(i)	6.500%	7/15/2028	4,300,000	2,869,111
Total Communications				18,122,140

Consumer, Cyclical (12.07%)
Boyd Gaming Corp.(i)	4.750%	6/15/2031	2,470,000	2,003,862
CD&R Smokey Buyer, Inc.(i)	6.750%	7/15/2025	1,340,000	1,221,303
Dornoch Debt Merger Sub, Inc.(i)	6.625%	10/15/2029	6,520,000	4,709,416
Ford Motor Co.	7.450%	7/16/2031	5,000,000	4,919,113
Ford Motor Co.	9.625%	4/22/2030	5,570,000	6,200,273
Lions Gate Capital Holdings LLC(i)	5.500%	4/15/2029	3,690,000	2,756,282
Real Hero Merger Sub 2, Inc.(i)	6.250%	2/1/2029	4,450,000	3,219,353
Sportsnet(a)(b)(c)(e)	10.250%	1/15/2025	100,000	97,500
SRS Distribution, Inc.(i)	6.000%	12/1/2029	3,940,000	3,148,631
Wheel Pros, Inc.(i)	6.500%	5/15/2029	3,800,000	1,745,872
White Cap Buyer LLC(i)	6.875%	10/15/2028	1,444,000	1,181,142
Total Consumer, Cyclical				31,202,747

Consumer, Non-Cyclical (11.00%)
Cano Health LLC(i)	6.250%	10/1/2028	7,030,000	6,655,055
High Ridge Brands Escrow(a)(b)(e)		3/15/2025	125,000	1,425
Simmons Foods, Inc./Simmons Prepared Foods Inc/Simmons Pet Food Inc/Simmons Feed(i)	4.625%	3/1/2029	3,740,000	3,065,902
Specialty Steel(a)(b)(c)(e)(f)(g)	11.9222% or PIK L+11.00%, 1.00% Floor	11/15/2026	210,000	210,000
Surgery Center Holdings, Inc.(i)	6.750%	7/1/2025	2,045,000	1,898,425
Surgery Center Holdings, Inc.(i)	10.000%	4/15/2027	6,280,000	6,115,119
Tenet Healthcare Corp.(i)	5.125%	11/1/2027	6,690,000	6,016,902
Tenet Healthcare Corp.(i)	6.125%	10/1/2028	5,090,000	4,467,512
Total Consumer, Non-Cyclical				28,430,340

Energy (4.11%)
Occidental Petroleum Corp.	6.450%	9/15/2036	5,080,000	5,092,497
Occidental Petroleum Corp.	8.875%	7/15/2030	4,030,000	4,495,747
Teine Energy, Ltd.(i)	6.875%	4/15/2029	1,150,000	1,038,025
Total Energy				10,626,269

Financials (7.71%)
AssuredPartners, Inc.(i)	7.000%	8/15/2025	6,100,000	5,644,568
GTCR AP Finance, Inc.(i)	8.000%	5/15/2027	2,080,000	1,917,561
HUB International, Ltd.(i)	7.000%	5/1/2026	5,640,000	5,358,000
NFP Corp.(i)	6.875%	8/15/2028	8,960,000	7,003,629
Total Financials				19,923,758

See Notes to Financial Statements.

Annual Report | September 30, 2022	9

Polen DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2022

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Industrials (11.38%)
IEA Energy Services LLC(i)	6.625%	8/15/2029	$2,950,000	$2,894,053
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC(i)	6.000%	9/15/2028	2,050,000	1,635,469
JPW Industries Holding Corp.(i)	9.000%	10/1/2024	780,000	681,576
Material Sciences Corp.(a)(b)(c)(e)(f)(g)	L + 8.25% or PIK 2.00%	1/9/2024	90,225	88,871
Oscar AcquisitionCo LLC / Oscar Finance, Inc.(i)	9.500%	4/15/2030	3,500,000	2,935,660
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(i)	7.750%	4/15/2026	8,221,000	6,507,673
TransDigm, Inc.	6.375%	6/15/2026	3,210,000	3,036,524
TransDigm, Inc., Series WI	4.875%	5/1/2029	5,670,000	4,592,700
Trident TPI Holdings, Inc.(i)	6.625%	11/1/2025	4,740,000	4,101,337
Trident TPI Holdings, Inc.(i)	9.250%	8/1/2024	3,180,000	2,934,293
Total Industrials				29,408,156

Materials (0.05%)
Real Alloy Holding, Inc.(a)(b)(c)(e)(f)(g)	L + 10.00% or PIK L+12.00%, 1.00% Floor	11/28/2023	114,596	114,596

Technology (4.97%)
AthenaHealth Group, Inc.(i)	6.500%	2/15/2030	4,310,000	3,415,459
CWT Travel Group, Inc.(i)	8.500%	11/19/2026	5,128,594	4,436,234
Playtika Holding Corp.(i)	4.250%	3/15/2029	450,000	360,484
Presidio Holdings, Inc.(i)	8.250%	2/1/2028	5,370,000	4,638,261
Total Technology				12,850,438

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $200,300,780)				168,882,992

WARRANTS (0.00%)

			Value
	Maturity Date	Shares	(Note 2)
Consumer, Cyclical (0.00%)
CWT Travel Holdings, Inc., Strike Price: $57.00(a)(b)(d)(e)	11/19/2026	3,371	$–
CWT Travel Holdings, Inc., Strike Price: $67.69(a)(b)(d)(e)	11/19/2028	3,548	$–
Utex Industries Holdings, LLC, Strike Price: $114.76(a)(b)(c)(d)(e)	12/31/2049	1,150	$–
TOTAL WARRANTS
(Cost $–)			–

			Value
	7-Day Yield	Shares	(Note 2)
SHORT TERM INVESTMENTS (1.98%)
MSILF Treasury Securities Portfolio Class Institutional	2.980%	5,113,665	$5,113,665

TOTAL SHORT TERM INVESTMENTS
(Cost $5,113,665)			5,113,665

TOTAL INVESTMENTS (98.44%)
(Cost $293,067,231)			$254,407,490

OTHER ASSETS IN EXCESS OF LIABILITIES (1.56%)			4,031,343

NET ASSETS (100.00%)			$258,438,833

See Notes to Financial Statements.

10	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2022

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of September 30, 2022, the fair value of illiquid securities in the aggregate was $6,813,501, representing 2.64% of the Fund's net assets.
(c)	Security deemed to be restricted as of September 30, 2022. As of September 30, 2022, the fair value of restricted securities in the aggregate was $2,973,229, representing 1.15% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Non-income producing security.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of September 30, 2022 is based on the reference rate plus the displayed spread as of the securities last reset date.
(g)	Payment in-kind.
(h)	All or a portion of this position has not settled as of September 30, 2022. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $140,033,788, representing 54.18% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board of Trustees unless indicated as illiquid as denoted in footnote (b).
(j)	Security is currently in default.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2022 was 3.14%

3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%

6M US L - 6 Month LIBOR as of September 30, 2022 was 4.23%

SOFR - As of September 30, 2022 was 2.98%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2022	11

Polen DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

September 30, 2022

ASSETS:
Investments, at value (Cost $293,067,231)	$254,407,490
Cash and cash equivalents	222,984
Interest receivable	4,976,834
Prepaid expenses	26,272
Total Assets	259,633,580

LIABILITIES:
Payable for administration and transfer agent fees	87,468
Payable for investments purchased	892,553
Payable to adviser	131,652
Payable for shareholder services
Class I	506
Class II	37
Payable for distribution fees
Class II	304
Payable for printing fees	3,062
Payable for professional fees	37,270
Payable for trustees' fees and expenses	16,313
Payable to Chief Compliance Officer fees	2,807
Accrued expenses and other liabilities	22,775
Total Liabilities	1,194,747
NET ASSETS	$258,438,833

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$306,130,666
Total distributable earnings/(deficit)	(47,691,833)
NET ASSETS	$258,438,833

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$7.07
Net Assets	$257,043,274
Shares of beneficial interest outstanding	36,376,006
Class I :
Net Asset Value, offering and redemption price per share	$7.11
Net Assets	$11,728
Shares of beneficial interest outstanding	1,650
Class II :
Net Asset Value, offering and redemption price per share	$7.09
Net Assets	$1,383,831
Shares of beneficial interest outstanding	195,269

See Notes to Financial Statements.

12	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Statement of Operations

For the Year Ended September 30, 2022

INVESTMENT INCOME:
Dividends	$107,460
Interest	18,248,753
Total Investment Income	18,356,213

EXPENSES:
Investment advisory fees (Note 6)	1,859,833
Administration fees	272,094
Shareholder service fees
Class II	1,861
Distribution fees
Class II	4,798
Custody fees	17,206
Legal fees	23,630
Audit and tax fees	22,100
Transfer agent fees	55,207
Trustees' fees and expenses	22,677
Registration and filing fees	31,136
Printing fees	10,875
Chief Compliance Officer fees	33,278
Insurance fees	7,080
Other expenses	17,688
Total Expenses	2,379,463
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(271,286)
Class I	(166)
Class II	(2,008)
Net Expenses	2,106,003
NET INVESTMENT INCOME	16,250,210

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(8,007,165)
Net realized loss	(8,007,165)
Change in unrealized appreciation/(depreciation) on:
Investments	(43,439,178)
Net change	(43,439,178)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(51,446,343)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,196,133)

See Notes to Financial Statements.

Annual Report | September 30, 2022	13

Polen DDJ Opportunistic High Yield Fund	Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	September 30,	September 30,
	2022	2021
OPERATIONS:
Net investment income	$16,250,210	$12,126,055
Net realized gain/(loss) on investments	(8,007,165)	3,183,924
Net change in unrealized appreciation/(depreciation) on investments	(43,439,178)	6,551,940
Net increase/(decrease) in net assets resulting from operations	(35,196,133)	21,861,919

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(16,935,341)	(11,780,574)
Class I	(8,679)	(42,105)
Class II	(114,444)	(148,341)
Total distributions	(17,058,464)	(11,971,020)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	54,166,496	89,692,093
Dividends reinvested	16,070,291	11,476,862
Shares redeemed	(5,034,894)	(2,939,778)
Redemption fees	457	–
Net increase from beneficial share transactions	65,202,350	98,229,177

Class I
Shares sold	–	–
Dividends reinvested	–	–
Shares redeemed	(683,837)	–
Net decrease from beneficial share transactions	(683,837)	–

Class II
Shares sold	77,132	609,249
Dividends reinvested	82,044	113,152
Shares redeemed	(904,806)	(969,795)
Redemption fees	–	3
Net decrease from beneficial share transactions	(745,630)	(247,391)

Net increase in net assets	11,518,286	107,872,685

NET ASSETS:
Beginning of year	246,920,547	139,047,862
End of year	$258,438,833	$246,920,547

See Notes to Financial Statements.

14	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	September 30, 2022		September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.59		$8.10	$8.72	$9.53	$10.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.49		0.52	0.60 (b)	0.83	0.84
Net realized and unrealized gain/(loss) on investments	(1.50)		0.48	(0.63)	(0.82)	(0.43)
Total from investment operations	(1.01)		1.00	(0.03)	0.01	0.41

LESS DISTRIBUTIONS:
From net investment income	(0.51)		(0.51)	(0.59)	(0.82)	(0.82)
From net realized gains on investments	(0.00	)(c)	–	–	–	(0.10)
Total Distributions	(0.51)		(0.51)	(0.59)	(0.82)	(0.92)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	0.00	(c)	–	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.52)		0.49	(0.62)	(0.81)	(0.51)
NET ASSET VALUE, END OF PERIOD	$7.07		$8.59	$8.10	$8.72	$9.53

TOTAL RETURN(d)	(12.23%)		12.61%	(0.03%)	0.12%	4.26%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$257,043		$243,732	$135,801	$20,367	$8,801

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.89%		0.99%	1.24%	3.01%	3.81%
Operating expenses including reimbursement/waiver	0.79%		0.79%	0.79%	0.79%	0.79%
Net investment income including reimbursement/waiver	6.12%		6.07%	7.36%	9.14%	8.56%

PORTFOLIO TURNOVER RATE	36%		74%	66%	43%	147%

(a)	Calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	15

Polen DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Periods Presented

	For the Year		For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.58		$8.09		$8.72		$9.54		$10.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.43		0.52		0.61	(b)	0.84		0.81
Net realized and unrealized gain/(loss) on investments	(1.45)		0.48		(0.64)		(0.83)		(0.39)
Total from investment operations	(1.02)		1.00		(0.03)		0.01		0.42

LESS DISTRIBUTIONS:
From net investment income	(0.45)		(0.51)		(0.60)		(0.83)		(0.82)
From net realized gains on investments	(0.00	)(c)	–		–		–		(0.10)
Total Distributions	(0.45)		(0.51)		(0.60)		(0.83)		(0.92)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	–		–		–		–		0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.47)		0.49		(0.63)		(0.82)		(0.50)
NET ASSET VALUE, END OF PERIOD	$7.11		$8.58		$8.09		$8.72		$9.54

TOTAL RETURN(d)	(12.25%)		12.63%		(0.11%)		0.16%		4.42%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$12		$708		$668		$719		$723

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.90%		0.98%		1.32%		2.98%		3.04%
Operating expenses including reimbursement/waiver	0.79	%(e)	0.79	%(e)	0.79	%(e)	0.79	%(e)	0.79	%(e)
Net investment income including reimbursement/waiver	5.14%		6.11%		7.44%		9.20%		8.29%

PORTFOLIO TURNOVER RATE	36%		74%		66%		43%		147%

(a)	Calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	According to the Fund's shareholder services plan with respect to the Fund's Class I shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2019 and September 30, 2018, in the amounts of 0.10% and 0.10% of average net assets of Class I shares. For the years ended September 30, 2022, September 30, 2021 and September 30, 2020, no fees were accrued and thus no fees were reimbursed.

See Notes to Financial Statements.

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Polen DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Periods Presented

	For the Year		For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended		Ended
	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$8.61		$8.12		$8.75		$9.55		$10.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.45		0.49		0.59	(b)	0.80		0.79
Net realized and unrealized gain/(loss) on investments	(1.49)		0.48		(0.65)		(0.82)		(0.41)
Total from investment operations	(1.04)		0.97		(0.06)		(0.02)		0.38

LESS DISTRIBUTIONS:
From net investment income	(0.48)		(0.48)		(0.57)		(0.79)		(0.77)
From net realized gains on investments	(0.00	)(c)	–		–		–		(0.10)
Total Distributions	(0.48)		(0.48)		(0.57)		(0.79)		(0.87)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	–		0.00	(c)	0.00	(c)	0.01		0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.52)		0.49		(0.63)		(0.80)		(0.49)
NET ASSET VALUE, END OF PERIOD	$7.09		$8.61		$8.12		$8.75		$9.55

TOTAL RETURN(d)	(12.51%)		12.20%		(0.46%)		(0.12%)		3.97%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,384		$2,480		$2,579		$6,467		$1,292

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.24%		1.33%		1.71%		3.20%		3.83%
Operating expenses including reimbursement/waiver	1.14	%(e)	1.14	%(e)	1.14	%(e)	1.14	%(e)	1.08	%(e)
Net investment income including reimbursement/waiver	5.63%		5.75%		6.98%		8.74%		8.16%

PORTFOLIO TURNOVER RATE	36%		74%		66%		43%		147%

(a)	Calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	According to the Fund's shareholder services plan with respect to the Fund's Class II shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2022, September 30, 2021, September 30, 2020, September 30, 2019, and September 30, 2018, in the amounts of 0.00%, 0.00% 0.00%, 0.00%, and 0.06% of average net assets of Class II shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	17

Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Polen DDJ Opportunistic High Yield Fund (the “Fund”). Prior to April 11, 2022, the Polen DDJ Opportunistic High Yield Fund was known as the DDJ Opportunistic High Yield Fund. The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their net assets value (“NAV”).

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

Polen DDJ Opportunistic High Yield Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Common Stocks
Consumer, Cyclical	$–	$863,892	$–		$863,892
Consumer, Non-Cyclical	–	–	269,863		269,863
Materials	–	–	328,960		328,960
Mineral and Precious Stone Mining	–	–	156,349		156,349
Oil & Gas	–	–	685,598		685,598
Technology	59,954	–	–		59,954
Bank Loans
Basic Materials	–	3,156,750	–		3,156,750
Communications	–	5,418,250	–		5,418,250
Consumer Discretionary	–	5,290,364	–		5,290,364
Consumer, Cyclical	–	4,913,777	–		4,913,777
Consumer, Non-Cyclical	–	49,279,187	–		49,279,187
Financials	–	959,844	548,048		1,507,892
Industrials	–	8,479,997	–		8,479,997
High Yield Bonds and Notes
Basic Materials	–	18,204,548	–		18,204,548
Communications	–	18,122,140	–		18,122,140
Consumer, Cyclical	–	31,105,247	97,500		31,202,747
Consumer, Non-Cyclical	–	28,218,915	211,425		28,430,340
Energy	–	10,626,269	–		10,626,269
Financials	–	19,923,758	–		19,923,758
Industrials	–	29,319,285	88,871		29,408,156
Materials	–	–	114,596		114,596
Technology	–	12,850,438	–		12,850,438
Short Term Investments	5,113,665	–	–		5,113,665
Warrants	–	–	–	*	–
Total	$5,173,619	$246,732,661	$2,501,210		$254,407,490

*	Current value is $0.

Annual Report | September 30, 2022	19

Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Common Stocks	Bank Loans	High Yield Bonds And Notes	Warrants	Total
Balance as of September 30, 2021	$1,271,468	$15,168,752	$517,996	$–	$16,958,216
Accrued Discount/Premium	–	30,125	224	–	30,349
Realized Gain/(Loss)	–	67,480	–	–	67,480
Change in Unrealized Appreciation/(Depreciation)	169,302	(2,651,080)	(5,828)	–	(2,487,606)
Purchases	–	7,778,344	–	–	7,778,344
Sales Proceeds	–	(5,477,415)	–	–	(5,477,415)
Transfer into Level 3(a)	–	–	–	–	–
Transfer out of Level 3(b)	–	(14,368,158)	–	–	(14,368,158)
Balance as of September 30, 2022	$1,440,770	$548,048	$512,392	$–	$2,501,210
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at September 30, 2022	$169,302	$–	$(5,828)	$–	$163,474

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

(b)	Transferred from Level 3 to Level 2 because observable market data became available for the securities.

Information about Level 3 measurements as of September 30, 2022:

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range	Weighted Average
Common Stocks	$1,284,420	Discounted Cash Flow Analysis	Discount Rate	12.0% - 16.6%	13.43%
		Market Analysis	EBITDA Multiple	3.18x – 9.03x	6.47%
Common Stocks	$156,349	Discounted Cash Flow Analysis	Discount rate	20.60%	N/A
			Price per share	$289	N/A
Bank Loans	$548,048	Discounted Cash Flow Analysis	Discount Rate	20.60%	N/A
			Percentage of par value	100.00%	N/A
High Yield Bonds and Notes	$510,968	Yield Analysis	Yield to Worst	11.4% - 13.6%	12.78%
High Yield Bonds and Notes	$1,425	Litigation Trust Settlement Proceeds	Discount rate	15.69%	N/A
			Expected recovery probability rate	$1.14 per $100 principal amount of now cancelled Unsecured Notes	N/A
Warrants	$–	Intrinsic value	Strike price per share	$57.00-114.76	$79.82
			Per share value	$0.00	$0.00
			(fully diluted)
	$2,501,210

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Yield to Worst	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Expected Recovery Rate	Increase	Decrease
Strike Price Per Share	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

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Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of September 30, 2022, the Fund held $78,046,217 or 30.20% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

LIBOR Transition: Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Plans are underway to phase out the use of LIBOR which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2023. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments cannot yet be determined.

Annual Report | September 30, 2022	21

Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

The Fund may invest in financial instruments that use or may use a floating rate based on the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.’

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

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Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

The below securities are restricted from resale as of September 30, 2022:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value
American Tire Distributors, Inc.	Common Stocks	12/21/18	62,534	$269,863
Artic Canadian Diamond Co LTD.	Common Stocks	2/4/2021	–	156,349
Carlson Travel	Common Stocks	11/16/2021 - 11/19/2021	1,437,037	863,892
GTT Communications, Inc.	High Yield Bonds and Notes	4/6/2018 - 3/4/2020	1,600,455	157,600
Material Sciences Corp.	High Yield Bonds and Notes	7/9/2018 - 6/3/2020	90,224	88,871
Real Alloy Holding, Inc.	Common Stocks	5/31/18	103.329	197,047
Real Alloy Holding, Inc.	High Yield Bonds and Notes	5/31/2018 - 7/7/2020	114,596	114,596
Specialty Steel Holdco, Inc.	Common Stocks	11/15/17	133,875	131,913
Specialty Steel Holdco, Inc.	High Yield Bonds and Notes	6/14/21	210,000	210,000
Sportsnet	High Yield Bonds and Notes	12/27/2017	98,500	97,500
Utex Industries, Inc.	Common Stocks	12/3/20	368,394	685,598
Utex Industries, Inc.	Warrant	12/3/2020	–	–
				$2,973,229

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2022	2021
Ordinary Income	$17,058,464	$11,971,020
Total	$17,058,464	$11,971,020

Reclassifications: As of September 30, 2022, there were no permanent reclassifications.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2022, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$47,087
Gross unrealized depreciation (excess of tax cost over value)	(40,015,658)
Net unrealized depreciation	(39,968,571)
Cost of investments for income tax purposes	$294,376,061

Temporary differences are attributed to wash sales, difference in premium amortization, and defaulted interest on debt securities.

Components of Distributable Earnings: As of September 30, 2022, components of distributable earnings were as follows:

Undistributed ordinary income	$444,983
Accumulated capital losses	(8,168,245)
Net unrealized depreciation on investments	(39,968,571)
Total	$(47,691,833)

Annual Report | September 30, 2022	23

Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

Capital Losses: Capital loss carryovers used during the year ended September 30, 2022 were $55,320.

The Fund has elected to defer to the twelve month period ending September 30, 2023, capital losses recognized during the period November 1, 2021 to September 30, 2022, in the amount of $8,168,245. Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the Fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2022, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$150,423,934	$92,582,800

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the year ended September 30, 2022, the redemption fees charged by the Fund, if any, are presented in the Statements of Changes in Net Assets.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Institutional Class
Shares sold	6,587,793	10,602,415
Dividends reinvested	2,035,407	1,351,464
Shares redeemed	(614,491)	(347,640)
Net increase in shares outstanding	8,008,709	11,606,239
Class I
Shares sold	–	–
Dividends reinvested	–	–
Shares redeemed	(80,831)	–
Net decrease in shares outstanding	(80,831)	–
Class II
Shares sold	9,398	71,528
Dividends reinvested	10,236	13,309
Shares redeemed	(112,277)	(114,402)
Net decrease in shares outstanding	(92,643)	(29,565)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of September 30, 2022, the Fund did not have any shareholder or account that exceeded the 25% ownership threshold for disclosure.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Polen Capital Credit, LLC (the “Adviser”, formerly known as DDJ Capital Management, LLC), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

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Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

On December 2, 2021, DDJ Capital Management, LLC and Polen Capital Management, LLC, (the “Purchaser”) entered into an agreement whereby the Purchaser acquired 100% of the equity interests of the Adviser, in which such transaction (the “Transaction”) closed on January 31, 2022 (the “Closing Date”). Subsequently on February 8, 2022, the Adviser was renamed Polen Capital Credit, LLC. The consummation of the Transaction was deemed to result in a change in control of the Adviser for the purpose of the 1940 Act, and under the terms of the 1940 Act, resulted in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Terminated Agreement”) on the Closing Date.

On January 24, 2022, in anticipation of the Transaction and related events, the Board of Trustees of the Trust held a meeting to consider and approve an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Agreement”). The Interim Agreement allowed the Adviser to continue to serve as the investment adviser of the Fund for up to 150 days following the Transaction. During such interim period, investment advisory fees earned by the Adviser were paid to an escrow account. On the same date, the Board also approved a new advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”) that would take effect if approved by the shareholders of the Fund. On March 22, 2022, the shareholders of the Fund approved the New Advisory Agreement and the Interim Agreement terminated automatically. The New Advisory Agreement allows the Adviser to continue to serve as the investment adviser to the Fund under terms that are the same, in all material respects, to those in the Terminated Agreement, except that while the Terminated Agreement had a two-year initial term, the New Advisory Agreement will have an initial term of one year.

Pursuant to the New Advisory Agreement, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board may extend the New Advisory Agreement for additional one-year terms. The Board and the shareholders of the Fund may terminate the New Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the New Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding Distribution and Service (12b-1) Fees, Shareholder Servicing fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through at least January 31, 2023, and will automatically continue upon approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust’s Board. Fees waived or reimbursed for the year ended September 30, 2022, are disclosed in the Statement of Operations.

As of September 30, 2022, the balance of recoupable expenses was as follows:

	Expiring in 2023	Expiring in 2024	Expiring in 2025
Institutional Class	$312,139	$383,598	$271,286
Class I	3,572	1,339	166
Class II	25,503	5,019	2,008

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the year ended September 30, 2022, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Annual Report | September 30, 2022	25

Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of the Class I shares and Class II shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees are included with shareholder service fees on the Statement of Operations. The Fund’s Class I and Class II Shareholder Services Plan fees are currently accruing at 0.00% and 0.10% of the average daily net asset value of each share class, respectively, on an annual basis.

7. TRUSTEES

As of September 30, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Fund pays ALPS an annual fee for compliance services.

8. COMMITMENTS AND CONTINGENCIES

The Fund may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on the good faith judgement of the Adviser, that such bridge facilities will not ever fund. As of September 30, 2022, there were no outstanding bridge facility commitments.

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Polen DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2022

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2022	27

Polen DDJ Opportunistic High Yield Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of Polen DDJ Opportunistic High Yield Fund and
Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Polen DDJ Opportunistic High Yield Fund (formerly known as DDJ Opportunistic High Yield Fund) (the “Fund”), a series of ALPS Series Trust, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, agent banks, issuers, and brokers; when replies were not received from agent banks, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2022

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Polen DDJ Opportunistic High Yield Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2022 (Unaudited)

On January 24, 2022, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss the purchase (the “Transaction”) of DDJ Capital Management, LLC (“DDJ”) by Polen Capital Management, LLC (“Polen”), which would result in the automatic termination of the investment advisory agreement with the Polen DDJ Opportunistic High Yield Fund (the “Fund”, f/k/a DDJ Opportunistic High Yield Fund) due to the change of control of DDJ.

The Board discussed the rules governing interim advisory agreements under Rule 15a-4 of the 1940 Act (“Rule 15a-4”), the Meeting Materials with respect to such agreements, and the proposed Interim Advisory Agreement (the “Interim Agreement”). The Board also discussed the need for a new advisory agreement in light of the change of control of DDJ, whose approval by the Board would also be subject to Fund shareholder approval (the “New Polen Agreement”). After these discussions, and presentations by DDJ and Polen, the Board approved the Interim Agreement and the New Polen Agreement.

Interim Agreement

In approving the Interim Agreement, the Trustees, including all the Independent Trustees, considered the following factors with respect to the Fund:

●	The compensation to be received by DDJ under the Interim Agreement would be no greater than the compensation the adviser would have received under the previous contract;

●	The Interim Agreement would be voted on in accordance with SEC rules and exemptive orders to approve the Interim Agreement before the previous contract was terminated;

●	The scope and quality of services to be provided to the Fund under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the previous contract; and

●	The Interim Agreement would contain the same terms and conditions as the previous contract, with the exception of its effective and termination dates, certain other requirements of Rule 15a-4, and only those other differences in terms and conditions that the Board, including a majority of the directors who are not interested persons of the Fund, found to be immaterial.

New Polen Agreement

In approving the New Polen Agreement, the Trustees, including all the Independent Trustees, considered the following factors with respect to the Fund:

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the New Polen Agreement. The Trustees reviewed and considered Polen’s history as an asset manager, its experience managing high yield assets, and how its investment strategy fit within Polen’s current equity strategies. The Trustees recalled the research and decision-making processes utilized by Polen, including the methods adopted to seek to achieve the Fund’s investment objective in a manner consistent with the Fund’s policies and restrictions, and how those approaches were aligned with Polen’s investment philosophy. The Trustees considered the background and experience of Polen’s personnel, including the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. With respect to the Transaction, the Trustees considered that Polen was seeking to retain all DDJ employees, intended to execute employment agreements with the portfolio management team, and had assured DDJ that the Polen investment team would maintain its independence and autonomy, similar to other investment teams at Polen. The Trustees noted that the CIO of DDJ would be freed from the daily firm management after the acquisition, and would be able to focus more on his role as chief investment officer of Polen. The Trustees also reviewed the audited consolidated financial statements of Polen, and considered that Polen offered a greater set of resources to DDJ in technology, back office, marketing, and distribution, and greater institutional stability as a larger organization. The Trustees discussed the resources devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with DDJ, including DDJ’s responsiveness to the officers of the Polen Fund. The Trustees also considered Polen’s focus on compliance both at the firm level and with respect to the Fund. The Trustees concluded that Polen had provided high quality advisory services to the Fund.

Performance: The Trustees reviewed performance information for the Fund’s Class I, Class II and Institutional Class shares for the one-year, three-year and five-year periods ended December 31, 2021, as well as the since-inception performance (July 16, 2015) through December 31, 2021. The Trustees considered the performance of the Fund as analyzed in the Fund’s Section 15(c) review in May 2021, and the positive results of the Fund in the period since that review. With respect to the May 2021 review, the review included a comparison of the Polen Fund’s performance to the performance of a peer group of comparable funds, as identified by a third-party data provider. The Trustees noted Polen’s observation that despite the Fund’s longer-term underperformance of its benchmark, recent performance had outperformed the benchmark. They considered the concentrated nature of the portfolio and the impact on performance relative to the peers. The Trustees concluded that the Polen Fund’s performance was acceptable.

Annual Report | September 30, 2022	29

Polen DDJ Opportunistic High Yield Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2022 (Unaudited)

Profits: The Trustees recalled that in May 2021, the Trustees received and considered a profitability analysis prepared by Polen based on the fees paid (and to be paid) under the New Polen Agreement. The Trustees noted that, based on the information provided in May 2021, Polen had earned a profit (before distribution related expenses) from managing the Polen Fund in 2020. The Trustees concluded that the profits realized were not excessive. The Trustees agreed that since Polen was not reducing personnel or making other material changes to its operations as a result of the Polen transaction, profits were expected to remain reasonable.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the Agreements. The Board agreed in May 2021 that material economies of scale were not anticipated to be achieved at projected Fund asset levels in the near term, and the Trustees would consider the issue at the next renewal period. The Board considered that the acquisition by Polen could result in more favorable economies of scale over time, and the Trustees would review this matter at the next annual renewal.

Other Benefits to the Adviser: The Trustees reviewed and considered any incidental benefits derived or to be derived by Polen from its ongoing relationship with the Fund. The Trustees noted that, because the Polen Fund was pursuing an investment strategy that was primarily fixed income, rather than equity, soft dollars were not a material consideration. The Trustees noted that DDJ’s acquisition by Polen would not result in fee increases or expected cost increases, and that Polen would pay all of the costs associated with the Fund’s shareholder meeting.

Having requested, reviewed, and deliberated such information from Polen as the Board believed to be reasonably necessary to evaluate the terms of the Agreements, the Trustees, including a majority of the Independent Trustees, concluded that approval of the New Polen Agreement was in the best interests of the Fund and its shareholders, and would not place an unfair burden on the Fund’s shareholders.

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Polen DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-781-283-8500 or by writing to Polen Capital Credit, LLC at 1075 Main Street, Suite 320, Waltham, MA 02451.

Annual Report | September 30, 2022	31

Polen DDJ Opportunistic High Yield Fund	Liquidity Risk Management Program

September 30, 2022 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 19, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

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Polen DDJ Opportunistic High Yield Fund	Privacy Policy

September 30, 2022 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and account transactions ● Account balances and transaction history ● Wire transfer instructions
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-363-4898 or go to www.ddjfunds.com.

Annual Report | September 30, 2022	33

Polen DDJ Opportunistic High Yield Fund	Privacy Policy

September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Polen DDJ Opportunistic High Yield Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We collect your personal information, for example, when you
How does the Fund collect my personal information?	● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Federal law gives you the right to limit only
Why can’t I limit all sharing?	● sharing for affiliates’ everyday business purposes-information about your creditworthiness ● affiliates from using your information to market to you ● sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
● The Fund does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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Polen DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	35

Polen DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R.J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

36	www.ddjcap.com

Polen DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2022 (Unaudited)

OFFICERS
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to the current role, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds and X-Square Balanced Fund.
Patrick Rogers, Birth year: 1966	Secretary	Since November 2021	Mr. Rogers has served as Senior Legal Counsel of ALPS since September 2021 and previously served as Compliance Counsel for Mercer Advisors from 2018 to 2021 and Contract Attorney for CACI, Inc. from 2014 to 2018.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-680-6562.

Annual Report | September 30, 2022	37

This material must be preceded or accompanied by a prospectus.

The DDJ Opportunistic High Yield Fund is distributed by ALPS Distributors, Inc

SEVEN CANYONS ADVISORS

ANNUAL REPORT | 9.30.22

SEVEN CANYONS STRATEGIC GLOBAL FUND

SEVEN CANYONS WORLD INNOVATORS FUND

Shareholder Letter	1
Portfolio Update
Seven Canyons Strategic Global Fund	6
Seven Canyons World Innovators Fund	8
Disclosure of Fund Expenses	10
Portfolios of Investments
Seven Canyons Strategic Global Fund	12
Seven Canyons World Innovators Fund	18
Statements of Assets and Liabilities	24
Statements of Operations	26
Statements of Changes in Net Assets
Seven Canyons Strategic Global Fund	28
Seven Canyons World Innovators Fund	29
Financial Highlights	30
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	51
Additional Information	52
Liquidity Risk Management Program Disclosure	53
Privacy Policy	54
Trustees and Officers	57

Seven Canyons Advisors	Shareholder Letter

September 30, 2022 (Unaudited)

Dear Fellow Shareholders:

For anyone who enjoys music from the 1980’s, you might remember the hit song by Billy Joel released in 1989 titled “We Didn’t Start the Fire.” The song chronicles the events of the 20th century in rapid succession.

The genesis for the song was when a 21-year-old girl mentioned to the then 40 year-old Joel that growing up in the '60s must have been so much easier than growing up in the '80s. Joel, who was quite familiar with world history, rebuffed that claim and the iconic song documenting decades of global crises and confusion was born…

“Wheel of Fortune, Sally Ride, heavy metal, suicide

Foreign debts, homeless Vets, AIDS, Crack, Bernie Goetz

Hypodermics on the shores, China's under martial law

Rock and Roller Cola wars, I can't take it anymore.”

To jump to the point here, we feel like we are ready for Billy Joel to write the next verse of the song addressing the rapid succession of major events over the last six months. It might go something like this:

Russian war against Ukraine, Europe energy crisis pain

Fed’s interest rates rise, 40-year inflation highs

Full employment recession, market pandamonium

Drought in west, floods in east, lots of stress to say the least!

The world is changing quickly, yet according to Billy Joel, it has always been changing. Nevertheless, on the heels of a 13-year bull market (not counting the 33-day bear market in 2022), basement-level interest rates, and record government stimulus spending, our current environment of upheaval feels unprecedented. But arguably, it isn’t. Although the rapid succession of major events make today’s investment world challenging, especially in the global small-cap space focal to Seven Canyons, the markets are reflecting economic and geopolitical uncertainties that have been well telegraphed and which are only the latest variations on recurring themes.

Messaging and actions on economic and geopolitical issues make it clear that we should anticipate more challenges ahead. With this expectation, our response has been to focus on determining "want versus need" businesses within our own portfolios. Yet, while we are confident in the long-term prospects of our positions, we are not immune from the current bear-market doldrums created by significant unknowns. As we see it, developed markets have been digesting not only the unfamiliar lack of central bank lifelines, but also the fact that the central banks have seemingly morphed into foes. To clarify, price stability and maximum employment are the two primary goals of central banks; when they fail to meet the first mandate, they seek balance through compromising the second. With most economies still running hot, central banks appear stuck in overdrive as they try to get the first of the two mandates (price stability) back on track. Until the price stability mandate is met, demand destruction is the name of the game.

Annual Report | September 30, 2022	1

Seven Canyons Advisors	Shareholder Letter

September 30, 2022 (Unaudited)

Central banks are waiting to see stresses before reacting, and in the meantime, markets are in an anxious holding pattern. This dynamic has left markets enduring a painful wait until central banks change their course.

Mismatched pricing is an apt description for the past few months. This mismatch has been as apparent in the stock market, with extremely low trading volumes over the summer, as it has been at the supermarket, used-car market, housing market, crypto market, et al. There is a gap between sellers and buyers that is slowing things down and, we believe, ultimately leading to a more rational economy. As painful as this period has been, we view the stall as encouraging. To us, it shows that the deflationary agenda is taking hold around the world, and the Fed’s medicine is having an effect. Without getting too far ahead of ourselves, we are beginning to see the silver-linings that large economic shifts create. When irrationality and fear take hold of market sentiment, panic-driven trading can expose unique opportunities. While the waters are still murky, risk, growth, and innovation continue to be overly punished. But when the economy reaches a balance point, unknowns will start to fade and superior businesses will again find footing.

When macroeconomics and politics take the stage, dynamism exits the market. The market's response to uncertainty is unsurprising, and on all accounts, this bear market is unexceptional thus far. The drawdowns are painful and frustrating; the headlines menacing; and the negative sentiment only seems to grow. But these are standard bear market attributes which historically have arisen every few years as the cycles ebbed and flowed. There is no doubt that this bear carries unique traits that are new to our generation. Regardless of the details, the experience will likely be similar to those from our past. Though the current environment of angst and upheaval can feel disheartening, it can also be reassuring to recognize that because such periods seem to have a cyclical nature, periods of opportunity and growth do as well. Market corrections have a way of shrewdly weeding out excess and irrelevance. Earnings growth is our objective, and we believe companies that grow earnings through thick and thin will benefit from a future where money is allocated more judiciously. We are of the opinion that the market is slowly coming back towards our style.

Sincerely,

The Seven Canyons Team

FUNDS SUMMARY

World Innovators Fund

This quarter can be described as slow-motion market capitulation as the selloff of international stocks entered an indiscriminate phase. The growth component of the benchmark underperformed the value component by only 90pbs as both growth and value declined in Q3. All sectors of the index were down, and all major developed countries fell at similar rates except Japan, which declined less. A big headwind to international markets was a robust US dollar, strengthening by 6.7% against a basket of international currencies (DXY) in Q3. The positive message, if any, is that capitulation-type market environments tend to overshoot to the downside and are typically followed by stabilization. While the headlines are consistently negative – ongoing war, persistent inflation, and interest rate increases – markets tend to hit bottom before economies do. Are we there yet? Who knows, but we’re certainly closer to the bottom than a quarter ago.

2	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Shareholder Letter

September 30, 2022 (Unaudited)

The fund has underperformed the benchmark this year, which we view as an unfortunate but necessary attribute of concentrated, high active-share management. At the start of the year the fund was positioned largely in expensive stocks where sales and earnings growth accelerated during Covid, setting a high comparison base for earnings growth in 2022 – positioning that served us poorly. Looking back at the last nine months, we have rotated out of stocks where the post-Covid investment case was less clear. This has been a good adjustment. However, we continued to hold a number of stocks where the long-term growth trajectory remained strong but the valuations were too high in the context of a higher-interest-rate world. While these companies have executed well, the high valuations have been a major source of underperformance this year. We were also positioned heavily in the worst performing countries. Our biggest country overweight was Germany, where we have 14% higher weight than the benchmark, and which one of worst-performing markets was in the quarter, falling by 19% vs an 8% decline for the benchmark. Our three biggest weights in Germany were also our biggest detractors; va-Q-tec, JDC, and GK Software were each down around 20% in Q3. In all three cases the companies continue to report quarterly data consistent with our expectations, and we are highly confident in the strong prospects of these companies despite the negative news associated with European energy issues and inflation. We believe the negative investor sentiment around the German economy is having a detrimental impact on stock prices of these companies, without any visible impact on their fundamentals.

As a matter of fact, the fundamentals of most of the companies in the portfolio continue to remain healthy. As of the latest available period, average year-on-year sales growth of companies in the portfolio was 22%, which is in line with our expectations and with the growth rate seen in the first two quarters of this year. This sales growth is almost 2x the average growth rate for benchmark companies (14%). Average EBITDA growth for companies in our portfolio was 13% – below the aforementioned rate of sales growth, but well above the 10% average EBITDA growth for the benchmark. Despite margin compression, portfolio companies are continuing to grow sales and EBITDA ahead of the benchmark.

We believe that in current tough economic times, companies are looking for ways to become more efficient. Thus suppliers of efficiency with a demonstrable return on investment for their customers will stay relevant and continue to grow even in environments where companies are looking to cut costs. With this in mind, we started a position in Appier (4180 JP), a leading Japanese software player for automating online marketing. Clients can improve returns on marketing spend by 20% on average by using Appier software rather than relying on in-house staff, while at the same time saving employee costs by reducing the number of employees needed to oversee marketing expenses. Appier is successfully taking their software outside of Japan and is demonstrating notable gains in the US. The company IPOed just over a year ago. Since then, the stock has declined over 60% from its IPO price, allowing us a great entry point.

The economic conditions in the international markets continue to remain difficult, and there is a lot of macroeconomic noise that makes it difficult to have a clear picture of various trends. The more cyclical parts of the global economy, such as housing, are starting to show visible strain as sectors respond to rising interest rates. Consumers seem to be under extreme pressure across the developed world, and it's hard to see that pressure letting up soon given rising interest rates and persistently high energy prices. On the positive side, we are starting to see pressure ease on supply chains as freight rates plummet: the composite index of container freight rates is down 65% from peak. Crude oil seems to have declined from peak levels as well, and copper prices are down 25% from peak and are only slightly higher than the prior peak they reached in 2018. We are not macroeconomists and can’t predict the direction of economic trends, but we can see that input-cost pressure on companies across the globe should start to ease, which is a welcome tailwind in an otherwise difficult environment.

Annual Report | September 30, 2022	3

Seven Canyons Advisors	Shareholder Letter

September 30, 2022 (Unaudited)

From a bottom-up perspective, we are seeing that companies in our portfolio are continuing to gain market share, as is evidenced by healthy revenue growth rates. We monitor this metric carefully and we believe these market share gains will continue regardless of the direction of the economy. The structural growth drivers of increased relevance of technology will continue. And our companies have strong balance sheets and little reliance on capital markets for additional funding. In this difficult macroeconomic environment, we expect the strong to get stronger and eventually be rewarded by the market.

Our portfolio is trading near a three-year low price-to-sales ratio (P/S) of 2.9x after hitting a peak valuation of 5x early last year. While P/S as a valuation metric has its limitations, we think it’s a quick and consistent way to gauge portfolio valuation across periods and view it as much more reasonable as a result of the ongoing market correction. At present, we are in an environment where the market is preoccupied with macroeconomic noise, but there will come a time when the focus will shift back to underlying fundamentals of companies. Current valuation levels position the fund favorably for when this shift occurs, as our companies continue to realize market share gains on the back of strong revenue and earnings growth

Strategic Global Fund

With investor focus turning exclusively towards macroeconomics and geopolitics, most of the dynamism evaporated from the small-cap space through the summer. Lack of focus on the fundamentals was apparent when we look at geographic performance. Our exposures helped us through the third quarter with ~50% of our investments in geographies that outperformed the overall benchmark. India was +11.5%, Japan -4.6%, and the USA -2.25%. India remains our largest exposure at 32% of the portfolio, and our positions returned +7.5%. Japan, our second largest exposure at 9.5%, returned +1.85%. USA, our third largest exposure at 8.5% of the portfolio, returned +1.9%. In these three top-performing markets the portfolio sales growth was 23% and EPS growth was 25%.

The performance of the other half of our geographic exposure looked very different. The average return for the bench in the other 19 geographies we have exposure to was -11.5% vs -16.5% for the Fund. Fundamentals for the businesses we own in these remaining markets were also strong: revenues grew 19% and earnings per share 18% in the most recently reported quarter. Solid results leading to double-digit stock declines is not the rational response. We remind investors that macro-driven markets ignore fundamentals. Macro-driven markets move en masse. And as we look at our geographic exposures, the markets seem to be reacting more to geopolitics than the potential of a recession.

While we are not macro allocators, we’d expect an exposure shift over the coming year. The selling in markets that are out of favor has been indiscriminate, and as a result we are seeing significant opportunities.

4	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Shareholder Letter

September 30, 2022 (Unaudited)

Looking at sector performance for the period, we saw every sector decline except Energy. We outperformed in Consumer Discretionary and Financials, but that was somewhat meaningless given that the outperformance was driven by the percentage of weight held in the strong geographies. This is highlighted in our top contributors and total returning companies. Seven of our top ten contributors were Indian companies, and six of our top ten performers were based in India. Sirca Paints (SIRCA IN) was our top contributor, adding +1.22 to performance and returning 35%. Appier (4180 JP) was our number two contributor, with the stock returning 34% in the quarter. On the detractor side, Intercars pulled 1% from performance with a stock return of -20%, and Future PLC (FUTR LN) lost us 98 basis points, with a total return of -29%.

The current bear market is unsurprising. Similar market corrections have historically arisen every few years, organically weeding out companies that have become irrelevant. This characteristic gives us confidence in our unchanging style of investing. We own high-quality businesses with strong growth prospects that we believe were already inefficiently priced. As the market pulls back, we believe that the mispricing of our portfolio will increase as we anticipate earnings growth to continue.

This letter is for informational purposes only and does not constitute investment advice or a recommendation of any particular security, strategy, or investment product. The expressed views and opinions presented are for informational purposes only, are based on current market conditions, and are subject to change without notice. Although information and statistics contained herein have been obtained from sources believed to be reliable and are accurate to the best of our knowledge, Seven Canyons Advisors cannot and does not guarantee the accuracy, validity, timeliness, or completeness of such information and statistics made available to you for any particular purpose. Past performance is not indicative of future results.

All investing involves risks. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, and differences in financial reporting standards and securities market regulation. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Prospectus, which contains this and other information, visit our website at www.sevencanyonsadvisors.com or call us at 1-801-349-2718. Read the prospectus carefully before investing.

© 2022 Seven Canyons. All rights reserved. Seven Canyons Funds are distributed by ALPS Distributors, Inc. (ADI).

Annual Report | September 30, 2022	5

Seven Canyons Strategic Global Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2012 through September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of fees or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2022)

				Since
	1 Year	5 Year	10 Year	Inception*
Seven Canyons Strategic Global Fund - Investor	-34.67%	1.11%	5.35%	5.09%
MSCI All Country World Index - NR(a)	-20.66%	4.44%	7.28%	5.34%
Bloomberg US Aggregate Bond Index(b)	-14.60%	-0.27%	0.89%	2.97%
MSCI All Country World Small Cap Index(c)	-24.80%	2.32%	7.02%	5.81%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	The Fund commenced operations on February 1, 2006. Prior to January 28, 2022, the Strategic Global Fund was known as the Seven Canyons Strategic Income Fund. The Predecessor Fund, Wasatch Strategic Income Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons Strategic Income Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

(a)	The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

6	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio Update

September 30, 2022 (Unaudited)

(b)	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is not actively managed and does not reflect any deductions for fees, expenses or taxes.

(c)	The MSCI ACWI Small Cap Index is designed to provide a broad measure of small capitalization equity-market performance throughout the world. The MSCI ACWI Small Cap Index is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Investor Class (as reported in the January 28, 2022 Prospectus) are 1.48% and 1.14%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Equity Holdings (as a % of Net Assets)*

iEnergizer, Ltd.	10.64%
Sirca Paints India, Ltd.	5.04%
GTPL Hathway, Ltd.	4.52%
Richardson Electronics, Ltd./United States	4.45%
Inter Cars SA	3.09%
Arman Financial Services, Ltd.	2.72%
Appier Group, Inc.	2.69%
Future PLC	2.26%
Radico Khaitan, Ltd.	2.17%
Granules India, Ltd.	2.16%
Top Ten Holdings	39.74%

Sector Allocation (as a % of Net Assets)*
Information Technology	30.51%
Consumer Discretionary	14.34%
Industrials	12.23%
Communication Services	9.54%
Financials	8.19%
Health Care	6.61%
Consumer Staples	5.28%
Energy	2.97%
Materials	0.92%
Cash	9.41%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2022	7

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2012 through September 30, 2022)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Due to differing expenses, performance of the Institutional Class will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2022)

				Since
	1 Year	5 Year	10 Year	Inception*
Seven Canyons World Innovators Fund - Investor	-51.87%	-2.20%	4.36%	5.75%
Seven Canyons World Innovators Fund - Institutional	-51.79%	-1.99%	4.52%	5.82%
MSCI All Country World Index ex USA Small Cap - NR(a)	-28.93%	-0.56%	4.44%	6.75%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	Seven Canyons World Innovators Fund – Investor Class has an inception date of December 19, 2000. Seven Canyons World Innovators Fund – Institutional Class has an inception date of February 1, 2016. Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The Predecessor Fund, Wasatch World Innovators Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons World Innovators Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

8	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2022 (Unaudited)

(a)	The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Investor Class and Institutional Class shares (as reported in the January 28, 2022 Prospectus) are 1.88% and 1.75% and 1.88% and 1.55%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2023.

Top Ten Equity Holdings (as a % of Net Assets)*

GK Software SE	4.06%
Advanced Medical Solutions Group PLC	3.66%
Appier Group, Inc.	3.48%
va-Q-tec AG	3.38%
Pason Systems, Inc.	3.28%
Abcam PLC	3.24%
JDC Group AG	3.03%
Lectra	2.79%
Linical Co., Ltd.	2.55%
Future PLC	2.54%
Top Ten Holdings	32.01%

Sector Allocation (as a % of Net Assets)*
Information Technology	30.48%
Health Care	20.16%
Industrials	10.74%
Consumer Discretionary	8.75%
Financials	7.18%
Communication Services	7.02%
Energy	5.71%
Consumer Staples	2.33%
Materials	2.01%
Cash	5.62%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2022	9

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

Example. As a shareholder of the Seven Canyons Strategic Global Fund or Seven Canyons World Innovators Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2022 and held through September 30, 2022.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2022 – September 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2022 (Unaudited)

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expense Ratio(a)	Expenses Paid During Period April 1, 2022 - September 30, 2022(b)
Seven Canyons Strategic
Global Fund
Investor Class
Actual	$1,000.00	$ 779.10	0.95%	$ 4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$ 4.81
Seven Canyons World
Innovators Fund
Investor Class
Actual	$1,000.00	$ 641.30	1.75%	$ 7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$ 8.85
Institutional Class
Actual	$1,000.00	$ 641.70	1.55%	$ 6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.55%	$ 7.84

(a)	Each Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2022	11

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (90.59%)
Air Freight & Logistics (1.52%)
TCI Express, Ltd.	14,637	$330,319

Airlines (0.88%)
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	27,300	190,827

Airport Services (1.53%)
Grupo Aeroportuario del Centro Norte SAB de CV	52,600	330,887

Alternative Carriers (0.90%)
Gamma Communications PLC	16,758	195,584

Application Software (8.12%)
Appier Group, Inc.(a)	69,500	582,468
Atoss Software AG	2,000	222,911
EMRO, Inc.(a)	18,400	174,642
GK Software SE	2,000	216,748
Hyundai Ezwel Co., Ltd.	94,800	356,337
SmartCraft ASA(a)	146,839	206,062
Total Application Software		1,759,168

Biotechnology (0.66%)
Seegene, Inc.	7,700	142,816

Cable & Satellite (4.52%)
GTPL Hathway, Ltd.(b)(c)	526,000	979,848

Consumer Finance (4.91%)
Arman Financial Services Ltd Private Placement CCD(a)(d)(e)(f)	14,634	243,003
Arman Financial Services, Ltd.(a)	35,501	589,452
Kaspi.KZ JSC, GDR(c)	4,000	232,000
Total Consumer Finance		1,064,455

Data Processing & Outsourced Services (15.22%)
Boku, Inc.(a)(b)(c)	203,000	252,264
Datamatics Global Services, Ltd.	119,300	452,541
iEnergizer, Ltd.	439,818	2,305,604
My EG Services Bhd	1,581,300	287,549
Total Data Processing & Outsourced Services		3,297,958

See Notes to Financial Statements.

12	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Department Stores (1.40%)
Mitra Adiperkasa Tbk PT(a)	4,370,000	$303,369

Distillers & Vintners (2.17%)
Radico Khaitan, Ltd.	36,800	470,207

Distributors (8.13%)
Inter Cars SA	9,484	669,621
Sirca Paints India, Ltd.(b)(c)	150,000	1,091,064
Total Distributors		1,760,685

Diversified Support Services (1.47%)
Prestige International, Inc.	73,000	318,865

Drug Retail (0.32%)
Shop Apotheke Europe NV(a)(b)(c)	1,700	68,343

Electronic Equipment & Instruments (1.00%)
Basler AG	6,000	136,274
Vigo System SA(a)	900	79,761
Total Electronic Equipment & Instruments		216,035

Environmental & Facilities Services (1.73%)
Antony Waste Handling Cell, Ltd.(a)(b)(c)	102,000	374,231

Financial Exchanges & Data (1.17%)
OTC Markets Group, Inc., Class A	4,600	253,230

Food Retail (0.89%)
Oisix ra daichi, Inc.(a)	17,000	192,505

Health Care Equipment (2.11%)
Revenio Group Oyj	6,431	238,652
Semler Scientific, Inc.(a)	5,800	217,790
Total Health Care Equipment		456,442

Health Care Facilities (0.59%)
M1 Kliniken AG(a)	32,822	128,198

Health Care Supplies (1.09%)
Tristel PLC	64,025	235,906

See Notes to Financial Statements.

Annual Report | September 30, 2022	13

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Human Resource & Employment Services (1.98%)
Veteranpoolen AB, Class B	153,800	$429,623

Industrial Machinery (1.17%)
va-Q-tec AG(a)(c)	26,000	253,535

Integrated Telecommunication Services (0.91%)
Ooma, Inc.(a)	16,000	196,800

Interactive Media & Services (0.95%)
Wirtualna Polska Holding SA(c)	11,208	205,759

Internet & Direct Marketing Retail (3.38%)
Ci Medical Co., Ltd.	10,200	321,795
Koukandekirukun, Inc.(a)	9,200	303,163
momo.com, Inc.	6,480	108,139
Total Internet & Direct Marketing Retail		733,097

Internet Services & Infrastructure (1.03%)
E-Guardian, Inc.(a)	11,300	223,090

Investment Banking & Brokerage (2.11%)
flatexDEGIRO AG(a)	21,700	193,166
M&A Capital Partners Co., Ltd.(a)	10,300	263,903
Total Investment Banking & Brokerage		457,069

Oil & Gas Equipment & Services (1.77%)
Schoeller-Bleckmann Oilfield Equipment AG	8,800	384,580

Oil & Gas Exploration & Production (1.19%)
Parex Resources, Inc.	17,700	258,449

Packaged Foods & Meats (1.91%)
Manorama Industries, Ltd.(a)	27,000	413,356

Pharmaceuticals (2.16%)
Granules India, Ltd.	110,861	468,194

Publishing (2.26%)
Future PLC	33,900	490,087

Semiconductors (0.70%)
Silergy Corp.	11,600	151,287

See Notes to Financial Statements.

14	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Specialized Consumer Services (1.43%)
Perfect Medical Health Management, Ltd.	730,898	$310,590

Specialty Chemicals (0.92%)
Chongqing Zaisheng Technology Corp., Ltd., Class A	267,540	199,546

Technology Distributors (4.45%)
Richardson Electronics, Ltd./United States	63,800	963,380

Trading Companies & Distributors (1.94%)
Rush Enterprises, Inc., Class A	5,200	228,072
Thermador Groupe	2,900	192,981
Total Trading Companies & Distributors		421,053

TOTAL COMMON STOCKS
(Cost $22,295,548)		19,629,373

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (8.12%)

State Street Institutional US Government Money Market Fund, Investor Class	2.940%	1,758,985	$1,758,985
			1,758,985
TOTAL SHORT TERM INVESTMENT
(Cost $1,758,985)			1,758,985

TOTAL INVESTMENTS (98.71%)
(Cost $24,054,533)			$21,388,358

OTHER ASSETS IN EXCESS OF LIABILITIES (1.29%)			279,423

NET ASSETS (100.00%)			$21,667,781

(a)	Non-income producing security.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $2,765,750, representing 12.76% of net assets.

See Notes to Financial Statements.

Annual Report | September 30, 2022	15

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2022

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2022, the fair value of those securities was $3,457,044 representing 15.95% of net assets.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

(e)	Security deemed to be restricted as of September 30, 2022. As of September 30, 2022, the fair value of restricted securities in the aggregate was $243,003, representing 1.12% of the Fund’s net assets. Additional information on restricted securities can be found in Note 8

(f)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of September 30, 2022, the fair value of illiquid securities in the aggregate was $243,003, representing 1.12% of the Fund’s net assets.

See Notes to Financial Statements.

16	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2022

At September 30, 2022, Seven Canyons Strategic Global Fund’s investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Austria	2.0
Canada	1.3
China	1.8
Finland	1.2
France	1.0
Germany	5.9
Great Britain	4.7
Guernsey	11.8
Hong Kong	1.6
India	27.6
Indonesia	1.5
Japan	11.2
Kazakhstan	1.2
Malaysia	1.5
Mexico	2.6
Netherlands	0.4
Norway	1.0
Poland	4.9
South Korea	3.4
Sweden	2.2
Taiwan	0.5
United States	10.7
100.0

See Notes to Financial Statements.

Annual Report | September 30, 2022	17

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
COMMON STOCKS (94.38%)
Advertising (1.05%)
YouGov PLC	101,100	$991,249

Agricultural Products (0.84%)
Winfarm SAS(a)	51,631	794,432

Airlines (1.46%)
Controladora Vuela Cia de Aviacion SAB de CV, ADR(a)	198,312	1,386,201

Airport Services (2.07%)
Grupo Aeroportuario del Centro Norte SAB de CV	310,700	1,954,496

Alternative Carriers (1.71%)
Gamma Communications PLC	139,002	1,622,301

Application Software (22.48%)
Appier Group, Inc.(a)	392,600	3,290,315
Atoss Software AG	10,000	1,114,555
Bigtincan Holdings, Ltd.(a)	2,207,800	755,425
Canopy Holdings AS(a)	1,086,950	51,909
Esker SA	9,200	1,042,573
Freee KK(a)	55,100	942,299
GB Group PLC	80,200	540,012
GK Software SE	35,430	3,839,697
Kaonavi, Inc.(a)	122,600	2,033,234
Lectra	95,200	2,637,045
Lime Technologies AB	95,376	1,887,298
Skyfii, Ltd.(a)	13,939,393	445,818
Smaregi, Inc.(a)	100,000	811,574
SmartCraft ASA(a)	1,337,086	1,876,354
Total Application Software		21,268,108

Auto Parts & Equipment (0.57%)
hGears AG(a)	70,663	544,329

Automotive Retail (0.03%)
Halfords Group PLC	17,752	26,057

Biotechnology (3.24%)
Abcam PLC(a)	205,400	3,066,963

See Notes to Financial Statements.

18	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Broadcasting (0.47%)
Viaplay Group AB(a)	23,000	$446,811

Consumer Finance (1.33%)
Arman Financial Services Ltd Private Placement CCD(a)(b)(e)(f)	75,609	1,255,515

Data Processing & Outsourced Services (2.49%)
iEnergizer, Ltd.	251,800	1,319,981
My EG Services Bhd	5,687,300	1,034,199
Total Data Processing & Outsourced Services		2,354,180

Department Stores (1.88%)
Mitra Adiperkasa Tbk PT(a)	25,691,100	1,783,496

Diversified Support Services (2.04%)
Prestige International, Inc.	441,000	1,926,296

Drug Retail (0.43%)
Shop Apotheke Europe NV(a)(c)(d)	10,200	410,060

Electrical Components & Equipment (1.48%)
Arcure SA(a)(f)	178,198	439,643
DiscoverIE Group PLC	133,729	958,501
Total Electrical Components & Equipment		1,398,144

Electronic Equipment & Instruments (1.45%)
Basler AG	30,000	681,366
Catapult Group International, Ltd.(a)	1,293,400	686,681
Total Electronic Equipment & Instruments		1,368,047

Electronic Manufacturing Services (1.26%)
Audinate Group, Ltd.(a)	258,000	1,192,175

Food Retail (1.05%)
Oisix ra daichi, Inc.(a)	88,100	997,630

Health Care Equipment (4.74%)
Cellavision AB	38,213	869,501
Jeisys Medical, Inc.(a)	322,800	1,454,614
Revenio Group Oyj	35,471	1,316,317
Surgical Science Sweden AB(a)	63,021	847,143
Total Health Care Equipment		4,487,575

See Notes to Financial Statements.

Annual Report | September 30, 2022	19

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Health Care Facilities (0.81%)
M1 Kliniken AG(a)	195,297	$762,803

Health Care Supplies (3.66%)
Advanced Medical Solutions Group PLC	1,278,994	3,462,445

Health Care Technology (2.08%)
Cogstate, Ltd.(a)	1,134,302	1,560,682
Mentice AB(a)	105,977	405,417
Total Health Care Technology		1,966,099

Hotels, Resorts & Cruise Lines (1.50%)
Trainline PLC(a)(c)(d)	402,400	1,418,433

Industrial Machinery (3.37%)
va-Q-tec AG(a)(d)	327,500	3,193,569

Internet & Direct Marketing Retail (3.49%)
Auction Technology Group PLC(a)	58,600	463,327
Ci Medical Co., Ltd.	55,400	1,747,790
Creema, Ltd.(a)	60,500	197,382
Koukandekirukun, Inc.(a)	27,000	889,717
Total Internet & Direct Marketing Retail		3,298,216

Internet Services & Infrastructure (1.22%)
E-Guardian, Inc.(a)	58,700	1,158,885

Investment Banking & Brokerage (5.85%)
flatexDEGIRO AG(a)	137,300	1,222,199
JDC Group AG(a)	200,000	2,866,113
M&A Capital Partners Co., Ltd.(a)	56,600	1,450,182
Total Investment Banking & Brokerage		5,538,494

Life Sciences Tools & Services (4.16%)
Frontage Holdings Corp.(a)(c)(d)	3,016,000	792,762
Genetic Signatures, Ltd.(a)	1,300,000	731,881
Linical Co., Ltd.	468,200	2,411,273
Total Life Sciences Tools & Services		3,935,916

Movies & Entertainment (1.24%)
Thunderbird Entertainment Group, Inc.(a)	539,200	1,171,028

Oil & Gas Equipment & Services (5.71%)
Pason Systems, Inc.	324,000	3,100,793

See Notes to Financial Statements.

20	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2022

	Shares	Value (Note 2)
Oil & Gas Equipment & Services (continued)
Schoeller-Bleckmann Oilfield Equipment AG	52,600	$2,298,742
Total Oil & Gas Equipment & Services		5,399,535

Pharmaceuticals (1.48%)
JCR Pharmaceuticals Co., Ltd.	93,600	1,396,044

Publishing (2.54%)
Future PLC	166,500	2,407,063

Security & Alarm Services (0.32%)
Blackline Safety Corp.(a)	245,000	303,290

Semiconductors (1.59%)
Melexis NV	10,000	676,522
Silergy Corp.	63,200	824,251
Total Semiconductors		1,500,773

Specialty Chemicals (2.01%)
Avia Avian Tbk PT	36,543,700	1,905,939

Specialty Stores (1.28%)
Pets at Home Group PLC	414,300	1,207,843

TOTAL COMMON STOCKS
(Cost $124,750,344)		89,300,440

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (7.01%)

State Street Institutional US Government Money Market Fund, Investor Class	2.940%	6,626,644	$6,626,644
			6,626,644
TOTAL SHORT TERM INVESTMENT
(Cost $6,626,644)			6,626,644

TOTAL INVESTMENTS (101.39%)
(Cost $131,376,988)			$95,927,084

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.39%)			(1,312,544)

NET ASSETS (100.00%)			$94,614,540

See Notes to Financial Statements.

Annual Report | September 30, 2022	21

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2022

(a)	Non-income producing security.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022 the fair value of securities restricted under Rule 144A in the aggregate was $2,621,255, representing 2.77% of net assets.

(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2022, the fair value of those securities was $5,814,824 representing 6.15% of net assets.

(e)	Security deemed to be restricted as of September 30, 2022. As of September 30, 2022, the fair value of restricted securities in the aggregate was $1,225,515, representing 1.30% of the Fund’s net assets. Additional information on restricted securities can be found in Note 8

(f)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of September 30, 2022, the fair value of illiquid securities in the aggregate was $1,695,158, representing 1.79% of the Fund’s net assets.

See Notes to Financial Statements.

22	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2022

At September 30, 2022, Seven Canyons World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	6.0
Austria	2.6
Belgium	0.9
Canada	5.1
China	0.9
Finland	1.5
France	5.5
Germany	15.9
Great Britain	18.1
Guernsey	1.5
India	1.4
Indonesia	4.1
Japan	21.6
Malaysia	1.2
Mexico	3.7
Netherlands	0.5
Norway	2.1
South Korea	1.6
Sweden	4.9
United States	0.9
100.0

See Notes to Financial Statements.

Annual Report | September 30, 2022	23

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2022

		SEVEN
	SEVEN	CANYONS
	CANYONS	WORLD
	STRATEGIC	INNOVATORS
	GLOBAL FUND	FUND
ASSETS:
Investments, at value (Cost $24,054,533 and $131,376,988)	$21,388,358	$95,927,084
Foreign currency, at value (Cost $556,095 and $331,694, respectively)	524,487	322,963
Receivable for investments sold	8,165	402,681
Receivable for shares sold	1,000	20,814
Dividends and interest receivable	25,756	71,594
Other assets	23,226	29,445
Total Assets	21,970,992	96,774,581

LIABILITIES:
Payable to custodian	–	213,033
Deferred Foreign Capital Gains Tax	63,871	–
Payable for administration and transfer agent fees	24,250	78,651
Payable for investments purchased	150,380	1,341,354
Payable for shares redeemed	–	130,084
Payable to adviser	20,706	300,566
Payable for printing fees	2,274	16,764
Payable for professional fees	23,666	32,101
Payable for trustees' fees and expenses	2,467	13,632
Payable to Chief Compliance Officer fees	1,104	6,380
Accrued expenses and other liabilities	14,493	27,476
Total Liabilities	303,211	2,160,041
NET ASSETS	$21,667,781	$94,614,540

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$26,138,201	$186,259,308
Total distributable earnings	(4,470,420)	(91,644,768)
NET ASSETS	$21,667,781	$94,614,540

See Notes to Financial Statements.

24	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2022

		SEVEN
	SEVEN	CANYONS
	CANYONS	WORLD
	STRATEGIC	INNOVATORS
	GLOBAL FUND	FUND
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.52	$10.37
Net Assets	$21,667,781	$64,683,622
Shares of beneficial interest outstanding	2,275,360	6,236,551
Institutional Class:
Net Asset Value, offering and redemption price per share	N/A	$10.62
Net Assets	N/A	$29,930,918
Shares of beneficial interest outstanding	N/A	2,817,257

See Notes to Financial Statements.

Annual Report | September 30, 2022	25

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2022

		SEVEN
	SEVEN	CANYONS
	CANYONS	WORLD
	STRATEGIC	INNOVATORS
	GLOBAL FUND	FUND
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$453,718	$887,787
Foreign taxes withheld	(25,586)	(67,207)
Total Investment Income	428,132	820,580

EXPENSES:
Investment advisory fees (Note 6)	233,271	2,718,588
Administration fees	70,422	231,568
Custody fees	42,128	41,406
Legal fees	7,417	38,518
Audit and tax fees	20,750	20,750
Transfer agent fees	62,780	285,173
Trustees' fees and expenses	3,658	22,014
Registration and filing fees	13,190	29,248
Printing fees	7,158	47,051
Chief Compliance Officer fees	6,662	36,598
Insurance fees	1,154	7,488
Other expenses	18,467	22,420
Total Expenses	487,057	3,500,822
Less fees waived/reimbursed by investment adviser
(Note 6)
Investor Class	(171,242)	(229,615)
Institutional Class	–	(223,908)
Total fees waived/reimbursed by investment adviser (Note 6)	(171,242)	(453,523)
Net Expenses	315,815	3,047,299
NET INVESTMENT INCOME/(LOSS)	112,317	(2,226,719)

See Notes to Financial Statements.

26	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2022

		SEVEN
	SEVEN	CANYONS
	CANYONS	WORLD
	STRATEGIC	INNOVATORS
	GLOBAL FUND	FUND
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Unaffiliated Investments	(777,071)	(54,176,037)
Foreign capital gains tax	(201,958)	–
Foreign currency transactions	(133,050)	(452,242)
Net realized loss	(1,112,079)	(54,628,279)
Change in unrealized appreciation/(depreciation) on:
Unaffiliated Investments (net of change in foreign capital gains tax of $(299,072) and $0)	(11,257,109)	(66,353,499)
Translation of asset and liabilities denominated in foreign currency	(25,603)	(17,798)
Net change	(11,282,712)	(66,371,297)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(12,394,791)	(120,999,576)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,282,474)	$(123,226,295)

See Notes to Financial Statements.

Annual Report | September 30, 2022	27

Seven Canyons Strategic Global Fund	Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	September 30,	September 30,
	2022	2021
OPERATIONS:
Net investment income	$112,317	$391,147
Net realized gain/(loss) on investments	(1,112,079)	8,032,488
Net change in unrealized appreciation/(depreciation) on investments	(11,282,712)	4,765,460
Net increase/(decrease) in net assets resulting from operations	(12,282,474)	13,189,095
DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(6,228,244)	(459,102)
Total distributions	(6,228,244)	(459,102)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	2,769,641	16,391,027
Dividends reinvested	6,120,359	435,821
Shares redeemed	(19,662,962)	(5,830,368)
Redemption fees	5,616	2,578
Net increase/(decrease) from beneficial share transactions	(10,767,346)	10,999,058
Net increase/(decrease) in net assets	(29,278,064)	23,729,051

NET ASSETS:
Beginning of year	50,945,845	27,216,794
End of year	$21,667,781	$50,945,845

See Notes to Financial Statements.

28	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	September 30,	September 30,
	2022	2021
OPERATIONS:
Net investment loss	$(2,226,719)	$(3,806,674)
Net realized gain/(loss) on investments	(54,628,279)	49,447,059
Net change in unrealized depreciation on investments	(66,371,297)	(21,265,843)
Net increase/(decrease) in net assets resulting from operations	(123,226,295)	24,374,542

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(25,836,223)	(16,322,460)
Institutional Class	(10,403,953)	(5,384,380)
From return of capital
Investor Class	(51,592)	–
Institutional Class	(20,775)	–
Total distributions	(36,312,543)	(21,706,840)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	11,544,613	88,874,602
Dividends reinvested	25,019,432	15,796,640
Shares redeemed	(65,931,291)	(53,298,312)
Redemption fees	5,294	52,900
Net increase/(decrease) from beneficial share transactions	(29,361,952)	51,425,830
Institutional Class
Shares sold	21,638,660	127,209,449
Dividends reinvested	10,278,950	5,337,156
Shares redeemed	(46,379,945)	(75,233,580)
Redemption fees	4,437	14,696
Net increase/(decrease) from beneficial share transactions	(14,457,898)	57,327,721
Net increase/(decrease) in net assets	(203,358,688)	111,421,253

NET ASSETS:
Beginning of year	297,973,228	186,551,975
End of year	$94,614,540	$297,973,228

See Notes to Financial Statements.

Annual Report | September 30, 2022	29

Seven Canyons Strategic Global Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(e)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

30	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2022(a)	2021	2020	2019	2018(b)
$17.15	$11.45	$12.05	$12.74	$11.78

0.04	0.17	0.23	0.34	0.21
(5.06)	5.73	(0.41)	(0.62)	1.04
(5.02)	5.90	(0.18)	(0.28)	1.25

–	(0.20)	(0.17)	(0.41)	(0.29)
(2.61)	–	(0.23)	–	–
–	–	(0.02)	–	–
(2.61)	(0.20)	(0.42)	(0.41)	(0.29)
0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)	0.00 (d)
(7.63)	5.70	(0.60)	(0.69)	0.96
$9.52	$17.15	$11.45	$12.05	$12.74
(34.67%)	51.66%	(1.60%)	(2.09%)	10.71%

$21,668	$50,946	$27,217	$34,447	$39,618

1.47%	1.29%	1.46%	1.31%	1.08%
0.95%	0.95%	0.95%	0.95%	0.95%
0.34%	1.11%	2.09%	2.85%	1.71%
77%	90%	128%	50%	72%

(a)	Effective January 28, 2022, the Seven Canyons Strategic Income Fund changed its name to the Seven Canyons Strategic Global Fund.

(b)	Effective September 10, 2018, the Seven Canyons Strategic Income Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

(c)	Calculated using the average shares method.

(d)	Less than $0.005 per share.

(e)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	31

Seven Canyons World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment (loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

32	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2022	2021	2020	2019	2018(a)
$25.50	$24.32	$15.97	$22.59	$22.75

(0.22)	(0.38)	(0.20)	(0.05)	(0.14)
(11.28)	3.88	8.65	(2.04)	3.30
(11.50)	3.50	8.45	(2.09)	3.16

(3.62)	(2.33)	(0.10)	(4.53)	(3.32)
(0.01)	–	–	–	–
(3.63)	(2.33)	(0.10)	(4.53)	(3.32)
0.00 (c)	0.01	0.00 (c)	0.00 (c)	0.00 (c)
(15.13)	1.18	8.35	(6.62)	(0.16)
$10.37	$25.50	$24.32	$15.97	$22.59
(51.87%)	13.92%	53.12%	(7.13%)	14.77%

$64,684	$204,662	$149,179	$111,449	$153,187

1.94%	1.88%	2.02%	1.94%	1.82%
1.75%	1.75%	1.75%	1.75%	1.81%
(1.30%)	(1.39%)	(1.12%)	(0.30%)	(0.65%)
62%	101%	176%	136%	159%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	33

Seven Canyons World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment (loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

34	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year	For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended	Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2022	2021	2020	2019	2018(a)
$25.98	$24.69	$16.18	$22.78	$22.87

(0.19)	(0.32)	(0.20)	(0.02)	(0.05)
(11.54)	3.93	8.81	(2.05)	3.28
(11.73)	3.61	8.61	(2.07)	3.23

(3.62)	(2.33)	(0.10)	(4.53)	(3.32)
(0.01)	–	–	–	–
(3.63)	(2.33)	(0.10)	(4.53)	(3.32)
0.00 (c)	0.01	0.00 (c)	0.00 (c)	–
(15.36)	1.29	8.51	(6.60)	(0.09)
$10.62	$25.98	$24.69	$16.18	$22.78
(51.79%)	14.17%	53.42%	(6.96%)	15.03%

$29,931	$93,312	$37,373	$6,553	$8,160

1.94%	1.88%	1.97%	1.94%	2.05%
1.55%	1.55%	1.55%	1.55%	1.55%
(1.09%)	(1.17%)	(1.01%)	(0.10%)	(0.23%)
62%	101%	176%	136%	159%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2022	35

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seven Canyons Strategic Global Fund (the “Strategic Global Fund”) and Seven Canyons World Innovators Fund (the “World Innovators Fund”)(each individually a “Fund” or collectively “Funds”). Prior to January 28, 2022, the Strategic Global Fund was known as the Seven Canyons Strategic Income Fund. The Strategic Global and World Innovators Funds’ primary investment objectives are long-term growth of capital. The Funds are each classified as diversified under the 1940 Act. The Strategic Global Fund currently offers Investor Class shares and the World Innovators Fund currently offers Investor Class and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements.

Investment Valuation: Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the last sale price or closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

36	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | September 30, 2022	37

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

SEVEN CANYONS STRATEGIC GLOBAL FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Other	6,447,370	12,939,000	243,003	19,629,373
Short Term Investment	1,758,985	–	–	1,758,985
Total	$8,206,355	$12,939,000	$243,003	$21,388,358

SEVEN CANYONS WORLD INNOVATORS FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$16,941,043	$71,103,882	$1,255,515	$89,300,440
Short Term Investment	6,626,644	–	–	6,626,644
Total	$23,567,687	$71,103,882	$1,255,515	$95,927,084

*	For a detailed Industry breakdown, see the accompanying Portfolios of Investments.

38	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Seven Canyons Strategic Global Fund	Common Stocks	Total
Balance as of September 30, 2021	$477,760	$477,760
Accrued discount/ premium	–	–
Realized Gain/(Loss)	(87,931)	(87,931)
Change in Unrealized Appreciation/(Depreciation)	118,182	118,182
Purchases	219,659	219,659
Sales Proceeds	(484,667)	(484,667)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of September 30, 2022	$243,003	$243,003
Net change in unrealized appreciation/(depreciation)included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022	$23,344	$23,344

Seven Canyons World Innovators Fund	Common Stocks	Total
Balance as of September 30, 2021	$–	$–
Accrued discount/ premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	120,610	120,610
Purchases	1,134,905	1,134,905
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of September 30, 2022	$1,255,515	$1,255,515
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022	$120,610	$120,610

Annual Report | September 30, 2022	39

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

Quantitative information about Level 3 measurements as of September 30, 2022:

Seven Canyons Strategic Global Fund

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$243,003	Black-Scholes valuation method adjusted for market volatility and liquidity discount	Liquidity Discount	20%

Seven Canyons World Innovators Fund

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$1,255,515	Black-Scholes valuation method adjusted for market volatility and liquidity discount	Liquidity Discount	20%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows: A change to a multiple may affect the fair value of an investment. Generally, a decrease in this multiple will result in an increase in the fair value of the investment.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

40	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

As of and during the year ended September 30, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of September 30, 2022, Seven Canyons Strategic Global Fund, recorded a deferred liability for potential future India capital gains taxes of $63,871.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective interest method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Annual Report | September 30, 2022	41

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Funds normally pay dividends, if any, quarterly, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

COVID-19 Risk: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
Seven Canyons Strategic Global Fund	$3,725,059	$2,503,185	$–
Seven Canyons World Innovators Fund	14,030,581	22,209,595	72,367

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2021, were as follows:

	Ordinary Income	Long-Term Capital Gains
Seven Canyons Strategic Global Fund	$459,102	$–
Seven Canyons World Innovators Fund	15,229,773	6,477,067

Reclassifications: As of September 30, 2022, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Seven Canyons World Innovators Fund	$(1,122,688)	$1,122,688

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital and distributable earnings on investments and foreign currency translations. The reclassifications generally relate to net operating losses. These reclassifications have no impact on the net asset values of the Funds.

Annual Report | September 30, 2022	43

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2022, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund
Gross unrealized appreciation (excess of value over tax cost)	$2,348,348	$4,143,653
Gross unrealized depreciation (excess of tax cost over value)	(5,414,156)	(40,912,787)
Net appreciation (depreciation) of foreign currency	(97,349)	(13,059)
Net unrealized depreciation	$(3,163,157)	$(36,782,193)
Cost of investments for income tax purposes	$24,454,165	$132,696,218

These temporary differences are primarily attributed to wash sales and passive foreign investment companies.

Components of Distributable Earnings: At September 30, 2022, components of distributable earnings were as follows:

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund
Undistributed ordinary income	$1,243,478	$–
Accumulated capital losses	(2,550,741)	(53,795,251)
Net unrealized depreciation	(3,163,157)	(36,782,193)
Other cumulative effect of timing differences	–	(1,067,324)
Total	$(4,470,420)	$(91,644,768)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term Non-expiring
Seven Canyons World Innovators Fund	$939,331

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The Funds elect to defer to the period ending September 30, 2023, capital losses recognized during the period November 1, 2021 to September 30, 2022 in the amount of:

Fund	Amount
Seven Canyons Strategic Global Fund	$(2,550,741)
Seven Canyons World Innovators Fund	(52,855,920)

The Funds elect to defer to the period ending September 30, 2023, late year ordinary losses during the period January 1, 2022 to September 30, 2022 in the amount of:

Fund	Amount
Seven Canyons World Innovators Fund	$(1,067,324)

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2022, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seven Canyons Strategic Global Fund	$22,641,792	$29,377,343
Seven Canyons World Innovators Fund	106,097,412	173,221,416

During the fiscal year ended September 30, 2022, there were several sales transactions made in accordance with the established procedures pursuant to Rule 17a-7 (the exemption of certain purchase or sale transaction between an investment company and certain affiliated persons thereof), arranged by Seven Canyons Advisors, LLC, on behalf of the Seven Canyons Strategic Global Fund and the Seven Canyons World Innovators Fund. The total of such transactions were $817,443, and $13,554,214 respectfully. Net realized gain (loss) for sales transactions was $(22,284), and $(5,122,206) respectfully.

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Annual Report | September 30, 2022	45

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

Shares redeemed within 60 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount. For the year ended September 30, 2022, the redemption fees charged by a Fund, if any, are presented in the Statements of Changes in Net Assets.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Seven Canyons Strategic Global Fund
Investor Class
Shares sold	200,114	964,533
Shares issued in reinvestment of distributions to shareholders	414,658	27,397
Shares redeemed	(1,310,035)	(397,983)
Net increase/(decrease) in shares outstanding	(695,263)	593,947

Seven Canyons World Innovators Fund
Investor Class
Shares sold	623,152	3,267,871
Shares issued in reinvestment of distributions to shareholders	1,264,246	587,017
Shares redeemed	(3,676,186)	(1,964,533)
Net increase/(decrease) in shares outstanding	(1,788,788)	1,890,355
Institutional Class
Shares sold	1,147,069	4,618,438
Shares issued in reinvestment of distributions to shareholders	507,853	194,929
Shares redeemed	(2,429,134)	(2,735,671)
Net increase/(decrease) in shares outstanding	(774,212)	2,077,696

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of September 30, 2022, approximately 36% of the outstanding shares of the World Innovators Fund are held by one record shareholder that owns shares on behalf of its underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Fund. As of September 30, 2022, the Strategic Global Fund did not have any shareholder or accounts that exceeded the 25% ownership threshold for disclosure.

46	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Seven Canyons Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Strategic Global Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets, and the World Innovators Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for an additional one-year term. The Board and shareholders of the Funds may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the Strategic Global Fund’s average daily net assets, and 1.75% and 1.55% of the World Innovators Fund’s average daily net assets for the Investor Class and the Institutional Class, respectively. The Fee Waiver Agreement is in effect through at least January 31, 2023, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that each Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that each Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust’s Board. Fees waived or reimbursed for the year ended September 30, 2022, are disclosed in the Statements of Operations.

Annual Report | September 30, 2022	47

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

As of September 30, 2022, the balance of recoupable expenses was as follows:

	Expiring in 2023	Expiring in 2024	Expiring in 2025
Seven Canyons Strategic Global Fund
Investor	$149,027	$120,396	$171,242
Seven Canyons World Innovators Fund
Institutional	53,988	247,564	223,908
Investor	312,479	282,006	229,615

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to each Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Funds’ operations. The Funds’ administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by each Fund for the fiscal year ended September 30, 2022 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of each Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares of the Funds are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

7. TRUSTEES

As of September 30, 2022, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $13,500, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6 the Funds pay ALPS an annual fee for compliance services.

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

8. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund Adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Funds have acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material. At September 30, 2022, the Funds held the following restricted securities:

Fund	Security Type	Acquisition Date	Amortized Cost	Fair Value	% of Net Assets
Seven Canyons Strategic Global Fund

Arman Financial Services Ltd Private Placement CCD	Common Stocks	9/28/2022	$219,659	$243,003	1.12%

Seven Canyons World Innovators Fund

Arman Financial Services Ltd Private Placement CCD	Common Stocks	9/28/2022	$1,134,905	$1,225,515	1.30%

Restricted securities under Rule 144a, including the aggregate value and percentage of net assets of each Fund, have been identified in the Portfolios of Investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2022	49

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2022

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Seven Canyons Advisors	Report of Independent Registered Public Accounting Firm

To the Shareholders of Seven Canyons Strategic Global Fund and Seven Canyons World Innovators Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seven Canyons Strategic Global Fund (formerly known as Seven Canyons Strategic Income Fund) and Seven Canyons World Innovators Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, issuer and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2022

Annual Report | September 30, 2022	51

Seven Canyons Advisors	Additional Information

September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-722-6966 or by writing to Seven Canyons Advisors at 22 East 100 South, Third Floor, Salt Lake City, Utah 84111.

3. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2021 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Seven Canyons Strategic Global Fund	5.72%
Seven Canyons World Innovators Fund	6.09% *

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2021 qualify for the corporate dividends received deduction:

Amount
Seven Canyons Strategic Global Fund	0.72%
Seven Canyons World Innovators Fund	0.00% *

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Seven Canyons World Innovators Fund and Seven Canyons Strategic Global Fund designated $22,209,596 and $2,503,185 respectively as long-term capital gain dividends.

*	Fund did not pay ordinary distribution in 2021

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Seven Canyons Advisors	Liquidity Risk Management Program Disclosure

September 30, 2022 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 19, 2022, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

Annual Report | September 30, 2022	53

Seven Canyons Advisors	Privacy Policy

September 30, 2022 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account transactions

•     Account balances and transaction history

•     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-833-7-CANYON (833-722-6966) or go to www.sevencanyonsadvisors.com.

54	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Privacy Policy

September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Seven Canyons Strategic Global Fund and Seven Canyons World Innovators Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

•     State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

Annual Report | September 30, 2022	55

Seven Canyons Advisors	Privacy Policy

September 30, 2022 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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Seven Canyons Advisors	Trustees and Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	57

Seven Canyons Advisors	Trustees and Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

58	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R.J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	59

Seven Canyons Advisors	Trustees and Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

60	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2022 (Unaudited)

OFFICERS
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Senior Director and Fund Chief Compliance Officer at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Clough Global Funds; Clough Funds Trust; MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2022	61

Seven Canyons Advisors	Trustees and Officers

September 30, 2022 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Jill McFate, Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth year: 1977	Chief Compliance Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to the current role, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds and X-Square Balanced Fund.
Patrick Rogers, Birth year: 1966	Secretary	Since November 2021	Mr. Rogers has served as Senior Legal Counsel of ALPS since September 2021 and previously served as Compliance Counsel for Mercer Advisors from 2018 to 2021 and Contract Attorney for CACI, Inc. from 2014 to 2018.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 11 series of the Trust.

+	Appointed November 18, 2021

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966.

62	www.sevencanyonsadvisors.com

Page Intentionally Left Blank

Must be accompanied or preceded by a prospectus.

ALPS Distributors, Inc. is the Distributor of the Funds.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Patrick Seese, as the registrant’s “Audit Committee Financial Experts.” Mr. Seese is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $156,300 and $153,300, respectively. For the registrant’s fiscal years ended September 30, 2021 and 2022, Cohen & Company, Ltd. served as principal accountant. In 2022, the amount of $156,300 was paid to Cohen & Company, Ltd. and in 2021, the amount of $153,300 was paid to Cohen & Company, Ltd.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $31,000 and $31,000, respectively. The fiscal year 2022 and 2021 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation. For the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, Cohen & Company, Ltd. served as principal accountant. In 2022, the amount of $31,000 was paid to Cohen & Company, Ltd. and in 2021, the amount of $31,000 was paid to Cohen & Company, Ltd.

(d)	All Other Fees: For the registrant’s fiscal year ended September 30, 2022, $2,000 of other fees were billed to registrant by the principal accountant, Cohen & Company, Ltd. For the registrant’s fiscal year ended September 30, 2021, $1,000 of other fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $33,000 in fiscal year ended September 30, 2022 and $32,000 in fiscal year ended September 30, 2021. These fees consisted of tax fees billed to the registrant as described in response to paragraph (c) of this Item. For the registrant’s fiscal years ended September 30, 2022 and September 30, 2021, Cohen & Company, Ltd. served as principal accountant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Lucas Foss

Lucas Foss

President (Principal Executive Officer)

Date: December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Lucas Foss

Lucas Foss

President (Principal Executive Officer)

Date: December 9, 2022

By:	/s/ Jill McFate

Jill McFate

Treasurer (Principal Financial Officer)

Date: December 9, 2022